                                             Nations Short-Term
                                             Income Fund

                                             Nations
                                             Short-Intermediate
                                             Government Fund

                                             Nations Government
                                             Securities Fund

                                             Nations Intermediate
                                             Bond Fund

         GOVERNMENT & CORPORATE              Nations Bond Fund
         --------------------------------
         Annual report for the year ended    Nations Strategic
           March 31, 2002                    Income Fund

                                             Nations High Yield
                                             Bond Fund


                                             [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America Corporation, is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment Adviser: Banc of America Advisors, LLC.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2002 marked a year of remarkable volatility, uncertainty and change in the markets. The tragic events of September 11, 2001 -- a terrorist attack of unspeakable magnitude -- shocked the United States and the world, sending markets worldwide into a short-term free fall. These events helped push the already fragile U.S. economy into recession for the first time after almost a decade of uninterrupted economic growth. The debacle of Enron and new concerns about corporate accounting also caused growing investor uncertainty.

                           To aid the sagging economy and begin the recovery process from recession, the Federal Reserve Board cut interest rates a record eight times during this reporting period, bringing them to their lowest level in nearly 40 years.

                           For the 12-month period, the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index(1) -- had modest, positive returns. Bond results for the same period, represented by the Lehman Aggregate Bond Index(2), were more muted than the prior 12-month period. Since the start of the year 2002, however, many economic indicators suggest we may be well along the path to recovery. The growth rate of the Gross Domestic Product, for example, increased from 1.7% for the fourth quarter of 2001 to 5.8% for first quarter of 2002, the fastest growth rate in more than two years.

                           OPPORTUNITIES ABOUND
                           One strongly advised investment approach, we believe, is to remain focused on long-term investment goals and not on short-term profits or losses. Investors who see the potential in "buying low" and "selling high" may also see the opportunities that a down or volatile market may present. In our view, now may be a good time to capture value by buying -- at a discount -- stocks or bonds of some of the most widely regarded companies. During these volatile times, buying small-, mid-cap and value prospects, in our view, may be an opportunity to acquire some respected companies at a discount, and corporate bonds appear particularly attractive as credit spreads relative to Treasuries narrow.

                           DIVERSIFICATION AND DISCIPLINE
                           These past two years could not have provided a more vivid example of the importance of having a diversified investment strategy. We believe that a carefully selected portfolio of stocks and bonds is a sensible way to reduce some of the risk associated with investing, particularly during uncertain times. It takes discipline to weather market uncertainty. It may be wise for you to meet with your investment professional to review your long-term financial goals, not just during volatile times, but on a more regular, disciplined basis.

---------------

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           OUR NEAR-TERM OUTLOOK
                           While the U.S. economy suffered its first downturn in a decade, we look for more positive signs from economic indicators in the coming months, which may provide a favorable backdrop for longer-term equity returns. Interest rates seem to have stabilized, inflation is quiescent and manufacturing data is looking better. We remain cautious, however, realizing that a number of risks could impact the markets, such as the continued war on terrorism, escalating conflict within the Middle East or an increase in oil prices, which has historically been a major contributing factor to the state of global economic conditions.

                           We also continue to look for opportunities on the fixed-income side. With the improving economy, declining default rates and wider spreads, we believe high-yield and corporate bonds may look favorable.

                           INSIGHTS AND ANALYSIS
                           Please read through your annual report to see what your Nations Funds portfolio managers have to say about the markets, the economy and how your investment has fared over the past 12 months.

                           Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, just let us know. You can visit us online anytime at www.nationsfunds.com for the most current performance and other information about your fund.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA ADVISORS, LLC

                           March 31, 2002

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     PORTFOLIO COMMENTARY
                                     Nations Short-Term Income Fund                                  5
                                     Nations Short-Intermediate Government Fund                     11
                                     Nations Government Securities Fund                             16
                                     Nations Intermediate Bond Fund                                 21
                                     Nations Bond Fund                                              27
                                     Nations Strategic Income Fund                                  33
                                     Nations High Yield Bond Fund                                   38
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       43
                                     Statements of operations                                       70
                                     Statements of changes in net assets                            72
                                     Schedules of capital stock activity                            76
                                     Financial highlights                                           84
                                     Notes to financial statements                                  98
                                     Statement of net assets -- Nations Master Investment Trust
                                       Nations Intermediate Bond Master Portfolio                  113
                                       Nations High Yield Bond Master Portfolio                    118
                                     Statement of operations                                       127
                                     Statement of changes in net assets                            128
                                     Financial highlights                                          128
                                     Notes to financial statements                                 129
                                     Fund governance                                               137

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER AND                       research firm that measures
                                  INTERMEDIARY SERVICE                  customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS AND
                                  INVESTMENT PROFESSIONALS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD AND THE DALBAR
                                  KEY HONORS AWARD IN 2001.


                     [This page intentionally left blank.]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           Over the past year, the U.S. economy suffered its first recession in more than a decade as well as the trauma of an unprecedented attack from terrorism. The ability of the U.S. financial markets to cope with these shocks demonstrates the resilience of our economic system.

                           While stock market performance varied by investment style and sector, most measures remained relatively flat or posted gains for the 12 months ended March 31, 2002. The Standard & Poor's 500 Composite Stock Price Index** remained essentially stable, with a total return of almost 0.2%. In contrast, gains by smaller companies pushed the total return of the Russell 2000 Index*** to nearly 14%.

                           Stock market performance across industry segments diverged widely over the past year. Anticipation of an economic recovery gave a sizable boost to basic material stocks, while investors also sought the safety of the consumer staples sector. Excess capacity, however, drove the share prices of many telecommunications service companies sharply lower.

                           The fixed-income markets faced pressure from rising long-term interest rates in early 2002, yet still managed to post a moderate return over the 12 months ending March 31, 2002. U.S. Treasury securities achieved a 3% return, as measured by the Lehman U.S. Treasury Index.+ Meanwhile, the Lehman Corporate Bond Index++ recorded a 5% gain.

                           After the longest expansion in U.S. history, the U.S. economy slipped into recession in March 2001, according to the Business Cycle Dating Committee of the National Bureau of Economic Research. The prior year's tightening of monetary policy, higher energy costs and the contraction in the stock market all acted to slow the economy, especially the "hard-hit" manufacturing sector. The September 11, 2001 terrorist attacks extended the downturn to other sectors, such as travel and tourism.

                           By historical standards, the past year's recession has been relatively short and mild. Real Gross Domestic Product (GDP) declined in only one quarter, the July through September 2001 period. Housing remained strong throughout the downturn and

---------------

                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment sub-adviser to many Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment- grade corporate fixed-rate debt issues with maturities of one year or more. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           consumer spending held up relatively well. However, corporate profits plunged and businesses slashed their capital spending budgets.

                           As 2001 drew to a close, forces were converging to produce an economic upswing in 2002. Eleven interest-rate cuts by the Federal Reserve Board (the "Fed") combined with tax cuts and increases in federal spending helped to refuel the U.S. economic engine. Meanwhile, businesses reacted quickly by bringing inventories in line with demand, and Americans displayed a remarkable ability to recover from last September's shock.

                           THE YEAR AHEAD
                           Recent economic statistics indicate that the recession has ended and an economic recovery has taken hold. With companies no longer able to fill sales with goods already on the shelf, production and real GDP turned sharply higher in the first quarter. Although significant risks persist, we believe the recovery should continue over the balance of 2002.

                           We also believe a gradual improvement in the job market, personal income gains and rising home equity values should support a further rise in consumer spending. Companies have been reluctant to increase their spending on technology products and other capital goods, but by the latter part of 2002 we believe many companies could grow more confident in a sustained economic recovery. Some improvement in operating margins and higher sales volumes, we feel, would allow profits to rebound over the next few quarters.

                           Favorable long-term productivity trends remain intact, which we believe should put the economy on track for expansion in 2002. We anticipate that the Fed will raise interest rates from today's extraordinarily low levels to keep inflation in check. However, even by year-end, interest rates may continue to be at moderate levels.

                           Looking ahead, investors may continue to face formidable risks that have recently been exacerbated by the worldwide war against terrorism and violence in the Middle East. Valuation levels also may remain a constraint. Yet, we believe that the fundamentals of the U.S. economy remain strong and the U.S. appears to be leading the rest of the world into recovery.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2002

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income consistent
with minimal fluctuations
of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Short-Term Income
Fund Investor A Shares
provided shareholders with
a total return of 4.91%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and manage its duration -- or interest rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe managing the duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility.

                           The investment strategy of Nations Short-Term Income Fund is to seek to outperform the Merrill Lynch 1-3 year Treasury Index*** (Index). The Index is comprised of U.S. Treasury securities that have remaining maturities between one and three years, and it has an average duration of 1.7 years. This Index is well matched to the Lipper Short Investment Grade Debt Funds Average&.

                           Our strategy is focused on adding yield to the portfolio by overweighting shorter duration corporate securities and underweighting U.S. Treasury and agency securities. The security selection process is based on seeking relative value and uses both quantitative and fundamental credit analyses.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2002, Nations Short-Term Income Fund (Investor A Shares) returned 4.91%, compared to 5.40% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically in the year ending March 31, 2002 and, according to the National Bureau of Economic Research, the U.S. economy entered a recession in March of 2001. Unlike past recessions, which are typically brought

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch 1-3 year Treasury Index is an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

                           &Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Short Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of less than three years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           about by declining consumer activity, this decline in economic activity was prompted by the "technology implosion" of 2000. Corporate capital expenditures for technology and telecommunications equipment all but disappeared in 2001 as the hope for "a chicken in every pot and a broadband connection in every home" disappeared. For a short while, it appeared that the combination of lower short-term interest rates and surprisingly resilient consumer spending was going to prevent a recession. Unfortunately, the events of September 11, 2001 sent the economy into a tailspin and the Federal Reserve Board (the Fed) continued to lower interest rates. The growth rate for the Gross Domestic Product in the third quarter of 2001 hit a 10-year low of -1.30%. This drop was followed by a reasonably paced rate of growth of 1.7% in the fourth quarter of 2001 and a substantial increase of 5.8% in growth in the first quarter of 2002. The rebound in activity may be attributed to corporate inventory liquidation, and, while we believe the worst is over, we are taking a wait-and-see approach to the remainder of the year.

                           Given the volatility in economic activity, it is not surprising that the fixed income markets were volatile. While fixed income returns were positive over the past 12 months, they were markedly lower than the returns of 2001. As the Fed lowered short-term interest rates, the yield curve steepened with the two-year U.S. Treasury note yield declining 0.46% to 3.73%. This steepening of the yield curve made the two-year U.S. Treasury note the top performer among U.S. Treasury securities with a return of 5.24%. In contrast, the yield on the 30-year U.S. Treasury bond increased from 5.46% to 5.82% and returned only 0.28% over the past 12 months. On top of the change in the shape of the yield curve, interest rates were extremely volatile. The yield on the 10-year U.S. Treasury note ranged from a high of 5.52% on May 29, 2001 to a low of 4.18% on November 7, 2001.

                           The volatility in interest rates also increased the return volatility of corporate, agency, and mortgage-backed securities. The yield spread between "BBB" rated U.S. investment grade corporate debt and U.S. Treasury securities ranged between 2.77% and 2.18% over the past 12 months. Early hopes for recovery helped corporate debt to outperform comparable maturity U.S. Treasury notes in April and May of 2001, but the tragedy of September 11, 2001 caused U.S. Treasury notes to rally dramatically. While prices of corporate, mortgage, and asset-backed securities increased, they were unable to keep pace with the increase in U.S. Treasury prices. In September 2001, almost all sectors of the fixed income markets underperformed comparable maturity U.S. Treasury notes. "B" rated high yield debt managed to underperform U.S. Treasury notes by over 10%. In contrast, the normally interest rate sensitive mortgage market took the interest rate rally in stride by outperforming U.S. Treasury notes in both September and October of 2001. Once the shock of September 11, 2001 subsided, the yield on U.S. Treasury notes increased and the yield spread between U.S. Treasury notes and the credit sensitive sectors of the fixed income market tightened substantially. Despite the shocks to the U.S. economy and the incredible changes in interest rates, all investment grade sectors of the fixed income markets managed to outperform their U.S. Treasury counterparts.

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued



                                        ----------------------------------------------------------------------------
                                                                          EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                        SECTOR                                      U.S. TREASURY NOTES(1)
                                        ----------------------------------------------------------------------------
                                        Agency Debentures                                    1.31%
                                        Agency Mortgage-Backed
                                          Securities                                         1.73
                                        AAA Asset-Backed Securities                          1.19
                                        AAA Commercial Mortgage-Backed
                                          Securities                                         4.27
                                        Corporates (All)                                     2.38
                                        AAA/AA Rated Corporates                              2.49
                                        A Rated Corporates                                   2.84
                                        BBB Rated Corporates                                 1.83
                                        BB Rated Corporates                                  1.30
                                        B Rated Corporates                                  -4.22
                                        ----------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, LLC analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on government securities, "AAA" rated asset-backed and corporate notes. We have managed the Fund's allocation in "AAA" rated asset-backed securities at about 15% to take advantage of their perceived attractiveness versus other "AAA" rated securities. We reduced our exposure to corporate bonds to 33% because of weakness in the corporate sector and the general credit deterioration in the market. We felt it was not prudent to reduce our exposure beyond this because short-term corporates have historically provided very high risk-adjusted returns.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?&&

                           Our strategic overweight to the high quality sectors helped the Fund's total return performance for the period. The portfolio was invested in "AAA" rated asset-backed securities and agency debentures in lieu of U.S. Treasury notes. Typically high quality spread sectors outperform Treasuries over even moderately long holding periods.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           One investment decision that hindered overall Fund performance was maintaining the portfolio's exposure to "BBB" rated corporate bonds. While the portfolio was invested in shorter maturity securities, the slowing of the U.S. economy and the perceived risk of recession widened yield spreads on these securities and reduced the overall performance of the portfolio.

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Despite the fact that we expect weaker short-term corporate profits, we have decided to maintain our corporate exposure at current levels. We believe the yield spreads of corporate notes to U.S. Treasury notes are already at recession levels, and if we underweight these sectors, we run the risk of missing the expected improvement in the U.S. economy. As evidence of the recovery mounts, we will moderately increase our exposure to the corporate sector.

NATIONS SHORT-TERM
INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

36.5%  U.S. Treasury obligations
32.3%  Corporate bonds and notes
16.5%  Asset-backed securities
 8.7%  U.S. government and agency obligations
 1.6%  Foreign bonds and notes
 1.2%  Mortgage-backed securities
 3.2%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 5.250% 08/15/03     8.4%
                                                                            -------------------------------------------------
                                                                              2  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 3.250% 01/15/04    6.6%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 4.250% 11/15/03     4.7%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Strip, Principal only,
                                                                                 4.179% 11/15/04                         3.0%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Note, 3.250% 12/31/03     1.9%
                                                                            -------------------------------------------------
                                                                              6  EQCC Home Equity Loan Trust, Series
                                                                                 1998-1, Class A4F, 6.459% 03/15/21      1.7%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Note, 3.875% 07/31/03     1.6%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.750% 04/15/03    1.3%
                                                                            -------------------------------------------------
                                                                              9  BMW Vehicle Lease Trust, Series
                                                                                 2000-A, Class A4, 6.670% 10/25/03       0.9%
                                                                            -------------------------------------------------
                                                                             10  Golden State Holdings, Escrow
                                                                                 Corporation, 7.000% 08/01/03            0.9%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SHORT-TERM
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Oct. 2|1992                                                                 9900                              10000
12/93                                                                      10535                              10560
12/94                                                                      10484                              10620
12/95                                                                      11645                              11789
12/96                                                                      12191                              12375
12/97                                                                      12900                              13198
12/98                                                                      13685                              14122
12/99                                                                      14095                              14555
12/00                                                                      15067                              15718
12/01                                                                      16340                              17022
Mar. 31|2002                                                               16310                              17024

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Oct. 2|1992                                                                10000                              10000
12/93                                                                      10641                              10560
12/94                                                                      10590                              10620
12/95                                                                      11763                              11789
12/96                                                                      12314                              12375
12/97                                                                      13030                              13198
12/98                                                                      13823                              14122
12/99                                                                      14237                              14555
12/00                                                                      15219                              15718
12/01                                                                      16505                              17022
Mar. 31|2002                                                               16475                              17024


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (10/2/92
                                                                                     through
                                                                                     3/31/02)        5.40%     5.29%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Income Fund from the inception of the share class. Figures for the Merrill Lynch 1-3 Year Treasury Index, an unmanaged index of U.S. Treasury bonds with maturities of 1 to 3 years, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                PRIMARY A         INVESTOR A             INVESTOR B              INVESTOR C
                                                               NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                  9/30/92            10/2/92                 6/7/93                 10/2/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                5.19%        4.91%      3.86%      4.25%      -0.75%       4.23%        3.23%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                           5.84%        5.62%      5.26%      4.98%       4.06%       4.82%        4.82%
5 YEARS                                           6.10%        5.87%      5.66%      5.42%       5.10%       5.32%        5.32%
SINCE INCEPTION                                   5.64%        5.40%      5.29%      5.16%       5.16%       5.02%        5.02%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 10

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income consistent
with modest fluctuation of
principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Short-Intermediate
Government Fund Investor A
Shares provided
shareholders with a total
return of 4.42%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and manage its duration -- or interest rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe that managing the duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility.

                           Nations Short-Intermediate Government Fund seeks to outperform the Lehman Intermediate Government Bond Index*** (Index). The Index is comprised of all U.S. Treasury and agency issues with maturities from one to ten years. It has an average duration of 3.5 years.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2002, Nations Short-Intermediate Government Fund (Investor A Shares) returned 4.42%, compared to 4.98% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically in the year ending March 31, 2002 and, according to the National Bureau of Economic Research, the U.S. economy entered a recession in March of 2001. Unlike past recessions, which are typically brought about by declining consumer activity, this decline in economic activity was prompted by the "technology implosion" of 2000. Corporate capital expenditures for technology and telecommunications equipment all but disappeared in 2001 as the hope for "a chicken in every pot and a broadband connection in every home" disappeared. For a short while, it appeared that the combination of reduced short-term interest rates and surprisingly resilient consumer spending was going to

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. government agency and U.S. Treasury securities and includes reinvestment of all dividends. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           prevent a recession. Unfortunately, the events of September 11, 2001 sent the economy into a tailspin and the Federal Reserve Board (the Fed) continued to lower interest rates. The growth rate for Gross Domestic Product in the third quarter of 2001 hit a 10-year low of -1.30%. This drop was followed by a reasonably paced rate of growth of 1.7% in the fourth quarter of 2001 and a substantial increase of 5.8% in the first quarter of 2002. The rebound in activity may be attributed to corporate inventory liquidation, and, while we believe the worst is over, we are taking a wait-and-see approach to the remainder of the year.

                           Given the volatility in economic activity, it is not surprising that the fixed income markets were volatile. While fixed income returns were positive over the past 12 months, they were markedly lower than the returns of 2001. As the Fed lowered short-term interest rates, the yield curve steepened with the two-year U.S. Treasury note yield declining 0.46% to 3.73%. This steepening of the yield curve made the two-year U.S. Treasury note the top performer among U.S. Treasury securities with a return of 5.24%. In contrast, the yield on the 30-year U.S. Treasury bond increased from 5.46% to 5.82% and returned only 0.28% over the past 12 months. On top of the change in the shape of the yield curve, interest rates were extremely volatile. The yield on the 10-year U.S. Treasury note ranged from a high of 5.52% on May 29, 2001 to a low of 4.18% on November 7, 2001.

                           The volatility in interest rates also increased the return volatility of corporate, agency, and mortgage-backed securities. The yield spread between agency mortgage-backed securities and comparable duration U.S. Treasury notes ranged between 0.91% and 0.30%. The initial decline in U.S. Treasury yields brought lower mortgage rates and increased investor concern over prepayments and supply. Mortgage spreads widened from 0.80% to 0.90%. Interest rates continued to decline during this period but mortgages managed to outperform their U.S. Treasury counterparts, even through the events of September 11, 2001. Despite the shocks to the U.S. economy and substantial changes in interest rates, all investment grade sectors of the fixed income markets managed to outperform their U.S. Treasury counterparts.

                                        ----------------------------------------------------------------------------
                                                                          EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                        SECTOR                                      U.S. TREASURY NOTES(1)
                                        ----------------------------------------------------------------------------
                                        Agency Debentures                                    1.31%
                                        Agency Mortgage-Backed
                                          Securities                                         1.73
                                        AAA Asset-Backed Securities                          1.19
                                        AAA Commercial Mortgage-Backed
                                          Securities                                         4.27
                                        Corporates (All)                                     2.38
                                        AAA/AA Rated Corporates                              2.49
                                        A Rated Corporates                                   2.84
                                        BBB Rated Corporates                                 1.83
                                        BB Rated Corporates                                  1.30
                                        B Rated Corporates                                  -4.22
                                        ----------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, LLC analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued



                           fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?&

                           Our efforts to manage yield curve and interest rate exposure helped reduce the performance volatility in the Fund relative to its benchmark. In addition, our overweight to the "AAA" rated collateralized mortgage-backed securities and agency mortgage-backed securities enhanced the return of the Fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           One investment decision that hindered the overall performance of the Fund was our overweight to mortgage-backed securities in the fourth quarter of 2001. While mortgages managed to perform in line with U.S. Treasury notes through the decline in interest rates in the third quarter, agency mortgage-backed securities substantially underperformed U.S. Treasury notes in November and December of 2001.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           While the outlook for the U.S. economy remains unclear, we believe that second and third quarter of 2002 corporate profits may be weak and the performance of the credit sensitive sectors could remain volatile. The rebound in U.S. economic activity in the first quarter of 2002 came from a reduction in corporate inventories, and it is uncertain whether U.S. consumer spending can continue to outpace the lack of corporate capital expenditures. While we believe the worst is over, we suspect that the U.S. economic growth for the remainder of 2002 could be less than spectacular.

                           Based upon our outlook and the recent performance of the agency debt, agency mortgage-backed securities, and the "AAA" rated agency-backed securities and collateralized mortgage-backed securities markets, we are most heavily weighted to agency debentures and U.S. Treasury securities. While interest rates seem to have seen their low for this cycle, we believe that interest rates could move even lower from their current level and may create buying opportunities in the mortgage-backed security market. In addition, we will probably position the portfolio for a flattening of the yield curve with the expectation that the Fed may increase short-term U.S. interest rates sometime in the next six to nine months.

---------------

                           &Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

37.8%  Mortgage-backed securities
30.2%  U.S. Treasury obligations
 7.0%  Asset-backed securities
 4.5%  U.S. government and agency obligations
 3.9%  Short-term investments
 3.5%  Corporate obligations
13.1%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 01/15/07   10.0%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 07/15/05    9.8%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Strip, Principal only,
                                                                                 4.179% 11/15/04                         6.8%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.750% 01/15/12                         6.1%
                                                                            -------------------------------------------------
                                                                              5  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 3.250% 01/15/04    4.3%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 3.875% 07/31/03     3.6%
                                                                            -------------------------------------------------
                                                                              7  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.500% 07/15/29                         1.8%
                                                                            -------------------------------------------------
                                                                              8  First Union National Bank Commercial
                                                                                 Mortgage, Series 2000-C1, Class A2,
                                                                                 7.841% 05/17/32                         1.6%
                                                                            -------------------------------------------------
                                                                              9  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 6.375% 04/20/22                         1.5%
                                                                            -------------------------------------------------
                                                                             10  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.323% 06/20/29                         1.3%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/01) RETURN CHART]

                                                                 NATIONS SHORT-INTERMEDIATE       LEHMAN INTERMEDIATE GOVERNMENT
                                                                      GOVERNMENT FUND                       BOND INDEX
                                                                 --------------------------       ------------------------------
Mar. 31, 1992                                                               9675                              10000
1993                                                                       10772                              11210
1994                                                                       10995                              11472
1995                                                                       11315                              11962
1996                                                                       12124                              13051
1997                                                                       12581                              13671
1998                                                                       13666                              14953
1999                                                                       14316                              15937
2000                                                                       14521                              16321
2001                                                                       16163                              18273
Mar. 31, 2002                                                              16878                              19183

[INVESTOR A SHARES AT NAV** (AS OF 3/31/01) RETURN CHART]

                                                                 NATIONS SHORT-INTERMEDIATE       LEHMAN INTERMEDIATE GOVERNMENT
                                                                      GOVERNMENT FUND                       BOND INDEX
                                                                 --------------------------       ------------------------------
Mar. 31, 1992                                                              10000                              10000
1993                                                                       11134                              11210
1994                                                                       11364                              11472
1995                                                                       11695                              11962
1996                                                                       12531                              13051
1997                                                                       13004                              13671
1998                                                                       14125                              14953
1999                                                                       14797                              15937
2000                                                                       15009                              16321
2001                                                                       16706                              18273
Mar. 31, 2002                                                              17445                              19183


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/92 through
      3/31/02)              5.72%      5.37%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Intermediate Government Fund over the last 10 years. Figures for the Lehman Intermediate Government Bond Index, an unmanaged index of U.S. government agency and U.S. Treasury securities, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Primary B, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                              PRIMARY A      PRIMARY B          INVESTOR A               INVESTOR B               INVESTOR C
                                                            NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                8/1/91         6/28/96              8/5/91                   6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE              4.68%          4.16%         4.42%        1.01%       3.64%        0.64%       3.63%       2.63%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                         5.88%          5.39%         5.64%        4.46%       4.86%        4.55%       4.88%       4.88%
5 YEARS                         6.28%          5.84%         6.05%        5.38%       5.35%        5.35%       5.36%       5.36%
10 YEARS                        5.93%             --         5.72%        5.37%          --           --          --          --
SINCE INCEPTION                 6.28%          5.69%         6.09%        5.77%       4.58%        4.58%       4.88%       4.88%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS GOVERNMENT
SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income consistent
with moderate fluctuation
of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Government
Securities Fund Investor A
Shares provided
shareholders with a total
return of 3.45%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that fixed income total returns and consistency of returns may be achieved through a disciplined risk management process. We focus on seeking to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           The goal of Nations Government Securities Fund is to seek to outperform the Lehman Government Bond Index*** (Index). The Index is comprised of all U.S. Treasury and agency issues with maturities longer than 1 year and it has an average duration of 5.5 years. This Index is well matched to the Lipper General U.S. Government Funds Average.&

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2002, Nations Government Securities Fund (Investor A Shares) returned 3.45%, compared to 3.94% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically in the year ending March 31, 2002 and, according to the National Bureau of Economic Research, the U.S. economy entered a recession in March of 2001. Unlike past recessions, which are typically brought about by declining consumer activity, this decline in economic activity was prompted by the "technology implosion" of 2000. Corporate capital expenditures for technology and telecom equipment all but disappeared in 2001 as the hope for "a chicken in every pot and a broadband connection in every home" disappeared. For a short while it appeared that the combination of lower short-term interest rates and surprisingly resilient consumer spending was going to prevent a recession. Unfortunately, the events of September 11, 2001 sent the economy into a tailspin and the Federal Reserve Board (the Fed) continued to lower interest rates. The

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Government Bond Index is an unmanaged index of government bonds with an average maturity of approximately nine years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Average invest at least 65% of their assets in U.S. government and agency issues.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 16

NATIONS GOVERNMENT
SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued



                           growth rate for the Gross Domestic Product in the third quarter of 2001 hit a 10-year low of -1.30%. This drop was followed by a reasonably paced rate of growth of 1.7% in the fourth quarter of 2001 and an incredible increase of 5.8% in the first quarter of 2002. The rebound in activity may be attributed to corporate inventory liquidation, and, while we believe the worst is over, we are taking a wait and see approach to the remainder of the year.

                           Given the volatility in economic activity, it is not surprising that the fixed income markets were volatile. While fixed income returns were positive over the past 12 months, they were markedly lower than the returns of 2001. As the Fed lowered short-term interest rates, the yield curve steepened with the two-year U.S. Treasury note yield declining 0.46% to 3.73%. This steepening of the yield curve made the two-year U.S. Treasury note the top performer among U.S. Treasury securities with a return of 5.24%. In contrast, the yield on the 30-year U.S. Treasury bond increased from 5.46% to 5.82% and returned only 0.28% over the past 12 months. On top of the change in the shape of the yield curve, interest rates were extremely volatile. The yield on the 10-year U.S. Treasury note ranged from a high of 5.52% on May 29, 2001 to a low of 4.18% on November 7, 2001.

                           The volatility in interest rates also increased the return volatility of corporate, agency, and mortgage-backed securities. The yield spread between "BBB" rated U.S. investment grade corporate debt and U.S. Treasury securities ranged between 2.77% and 2.18% over the past 12 months. Early hopes for recovery helped corporate debt to outperform comparable maturity U.S. Treasury notes in April and May of 2001, but the tragedy of September 11, 2001 caused U.S. Treasury notes to rally dramatically. While prices of corporate, mortgage, and asset-backed securities increased, they were unable to keep pace with the increase in U.S. Treasury prices. In September 2001, almost all sectors of the fixed income markets underperformed compared to U.S. Treasury notes. "B" rated high yield debt managed to underperform U.S. Treasury notes by over 10%. In contrast, the normally interest rate sensitive mortgage market took the interest rate rally in stride by outperforming U.S. Treasury notes in both September and October of 2001. Once the shock of September 11, 2001 subsided, the yield on U.S. Treasury notes increased and the yield spread between U.S. Treasury notes and the credit sensitive sectors of the fixed income market tightened substantially. Despite the shocks to the U.S. economy and the incredible changes in interest rates, all investment grade sectors of the fixed income markets managed to outperform their U.S. Treasury counterparts.

                                        --------------------------------------------------------------------------------
                                                                              EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                        SECTOR                                          U.S. TREASURY NOTES(1)
                                        --------------------------------------------------------------------------------
                                        Agency Debentures                                        1.31%
                                        Agency Mortgage-Backed Securities                        1.73
                                        AAA Asset-Backed Securities                              1.19
                                        AAA Commercial Mortgage-Backed
                                          Securities                                             4.27
                                        Corporates (All)                                         2.38
                                        AAA/AA Rated Corporates                                  2.49
                                        A Rated Corporates                                       2.84
                                        BBB Rated Corporates                                     1.83
                                        BB Rated Corporates                                      1.30
                                        B Rated Corporates                                      -4.22
                                        --------------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, LLC analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

NATIONS GOVERNMENT
SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?&&

                           Our efforts to manage yield curve and interest rate exposure helped reduce the performance volatility in the Fund relative to its benchmark. In addition, our overweight to the "AAA" rated collateralized mortgage-backed securities and agency mortgage-backed securities enhanced the return of the Fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           One investment decision that hindered the overall performance of the Fund was our overweight to mortgage-backed securities in the fourth quarter of 2001. While mortgages managed to perform in line with U.S. Treasury notes through the decline in interest rates in the third quarter, agency mortgage-backed securities substantially under-performed U.S. Treasury notes in November and December of 2001.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits may be weak and the performance of the credit sensitive sectors could remain volatile. The rebound in U.S. economic activity in the first quarter of 2002 came from a reduction in corporate inventories, and it is uncertain whether U.S. consumer spending will continue to outpace the lack of corporate capital expenditures. While we believe the worst is over, we suspect that the U.S. economic growth for the remainder of 2002 could be less than spectacular.

                           Based upon our outlook and the recent performance of agency debt, agency mortgage-backed securities, and the "AAA" rated agency-backed securities and collateralized mortgage-backed securities markets, we are most heavily weighted to agency debentures and U.S. Treasury securities. While interest rates seem to have seen their low for this cycle, we believe that interest rates may move lower from their current level which may create buying opportunities in the mortgage-backed securities market. In addition, we will probably position the Fund for a flattening of the yield curve with the expectation that the Fed may increase short-term U.S. interest rates sometime in the next six to nine months.

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS GOVERNMENT
SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

36.3%  Mortgage-backed securities
29.0%  U.S. Treasury obligations
12.7%  Short-term investments
 7.6%  Asset-backed securities
 4.8%  U.S. government and agency obligations
 3.6%  Corporate obligations
 6.0%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 07/15/05    7.6%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 01/15/07    7.5%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 5.750% 01/15/12                         5.3%
                                                                            -------------------------------------------------
                                                                              4  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 3.250% 01/15/04                         4.7%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Note, 5.875% 11/15/04     3.4%
                                                                            -------------------------------------------------
                                                                              6  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.625% 11/15/30    2.5%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Strip, Principal only,
                                                                                 4.179% 11/15/04                         2.1%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.565% 07/01/16    1.9%
                                                                            -------------------------------------------------
                                                                              9  First Union National Bank Commercial
                                                                                 Mortgage, Series 2000-C1, Class A2,
                                                                                 7.841% 05/17/32                         1.6%
                                                                            -------------------------------------------------
                                                                             10  PNC Mortgage Acceptance Corporation,
                                                                                 Series 2001-C1, Class A1, 5.910%
                                                                                 03/12/34                                1.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS GOVERNMENT
SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS GOVT. SECURITIES FUND       LEHMAN GOVERNMENT BOND INDEX
                                                               -----------------------------       ----------------------------
Mar. 31, 1992                                                               9525                              10000
1993                                                                       10495                              11407
1994                                                                       10634                              11714
1995                                                                       10894                              12219
1996                                                                       11696                              13498
1997                                                                       12024                              14077
1998                                                                       13392                              15787
1999                                                                       14083                              16842
2000                                                                       14196                              17263
2001                                                                       15857                              19392
Mar. 31, 2002                                                              16404                              20156

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                NATIONS GOVT SECURITIES FUND       LEHMAN GOVERNMENT BOND INDEX
                                                                ----------------------------       ----------------------------
Mar. 31, 1992                                                              10000                              10000
1993                                                                       11018                              11407
1994                                                                       11164                              11714
1995                                                                       11437                              12219
1996                                                                       12279                              13498
1997                                                                       12624                              14077
1998                                                                       14060                              15787
1999                                                                       14785                              16842
2000                                                                       14904                              17263
2001                                                                       16648                              19392
Mar. 31, 2002                                                              17222                              20156


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/92 through
      3/31/02)              5.59%      5.07%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Government Securities Fund over the last 10 years. Figures for the Lehman Government Bond Index, an unmanaged index of government bonds with an average maturity of approximately nine years, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                              PRIMARY A          INVESTOR A               INVESTOR B              INVESTOR C
                                                             NAV**        MOP*        NAV**      CDSC***      NAV**      CDSC***
Inception date                                4/11/91              4/17/91                  6/7/93                  7/6/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              3.70%         3.45%      -1.45%       2.67%      -2.29%       2.68%       1.69%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         5.50%         5.22%       3.53%       4.49%       3.57%       4.39%       4.39%
5 YEARS                                         6.68%         6.41%       5.37%       5.73%       5.40%       5.67%       5.67%
10 YEARS                                        5.84%         5.59%       5.07%         --           --         --           --
SINCE INCEPTION                                 6.21%         5.96%       5.49%       4.47%       4.47%       4.62%       4.62%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to obtain
interest income and
capital appreciation.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Intermediate Bond
Fund Investor A Shares
provided shareholders with
a total return of 3.66%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERMEDIATE BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on seeking to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           The investment strategy of Nations Intermediate Bond Fund is designed to attempt to outperform the Lehman Intermediate Government/Corporate Bond Index (Index).*** This Index is comprised of all publicly issued investment grade corporate, U.S. Treasury and U.S. government and agency securities with maturities of 1 to 10 years and it has an average duration of
                           3.5 years. This Index is well matched to the Lipper Intermediate Investment Grade Debt Funds Average,& the Fund's peer group.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2002, Nations Intermediate Bond Fund (Investor A Shares) returned 3.66%, compared to 5.16% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically in the year ending March 31, 2002 and, according to the National Bureau of Economic Research, the U.S. economy entered a recession in March of 2001. Unlike past recessions, which are typically brought

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities between 1 to 10 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.
                           Source for all statistical data -- Banc of America Capital Management, LLC.
                           INVESTMENTS IN HIGH YIELD OR "JUNK" BONDS HAVE A HIGHER DEGREE OF RISK THAN INVESTMENTS IN INVESTMENT GRADE BONDS. CHANGES IN ECONOMIC CONDITIONS OR OTHER CIRCUMSTANCES MAY ADVERSELY AFFECT A JUNK BOND ISSUER'S ABILITY TO MAKE PRINCIPAL AND INTEREST PAYMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           about by declining consumer activity, this decline in economic activity was prompted by the "technology implosion" of 2000. Corporate capital expenditures for technology and telecommunications equipment all but disappeared in 2001 as the hope for "a chicken in every pot and a broadband connection in every home" disappeared. For a short while, it appeared that the combination of lower short-term interest rates and surprisingly resilient consumer spending was going to prevent a recession. Unfortunately, the events of September 11, 2001 sent the economy into a tailspin and the Federal Reserve Board (the Fed) continued to lower interest rates. The growth rate of the Gross Domestic Product in the third quarter of 2001 hit a 10-year low of -1.30%. This drop was followed by a reasonably paced rate of growth of 1.7% in the fourth quarter of 2001 and a substantial increase of 5.8% in growth in the first quarter of 2002. The rebound in activity may be attributed to corporate inventory liquidation, and, while we believe the worst is over, we are taking a wait-and-see approach to the remainder of the year.

                           Given the volatility in economic activity, it is not surprising that the fixed income markets were volatile. While fixed income returns were positive over the past 12 months, they were markedly lower than the returns of 2001. As the Fed lowered short-term interest rates, the yield curve steepened with the two-year U.S. Treasury note yield declining 0.46% to 3.73%. This steepening of the yield curve made the two-year U.S. Treasury note the top performer among U.S. Treasury securities with a return of 5.24%. In contrast, the yield on the 30-year U.S. Treasury bond increased from 5.46% to 5.82% and returned only 0.28% over the past 12 months. On top of the change in the shape of the yield curve, interest rates were extremely volatile. The yield on the 10-year U.S. Treasury note ranged from a high of 5.52% on May 29, 2001 to a low of 4.18% on November 7, 2001.

                           The volatility in interest rates also increased the return volatility of corporate, agency, and mortgage-backed securities. The yield spread between "BBB" rated U.S. investment grade corporate debt and U.S. Treasury securities ranged between 2.77% and 2.18% over the past 12 months. Early hopes for recovery helped corporate debt to outperform comparable maturity U.S. Treasury notes in April and May of 2001, but the tragedy of September 11, 2001 caused U.S. Treasury notes to rally dramatically. While prices of corporate, mortgage, and asset-backed securities increased, they were unable to keep pace with the increase in U.S. Treasury prices. In September 2001, almost all sectors of the fixed income markets underperformed compared to U.S. Treasury notes. "B" rated high yield debt managed to underperform U.S. Treasury notes by over 10%. In contrast, the normally interest rate sensitive mortgage market took the interest rate rally in stride by outperforming U.S. Treasury notes in both September and October of 2001. Once the shock of September 11, 2001 subsided, the yield on U.S. Treasury notes increased and the yield spread between U.S. Treasury notes and the credit sensitive sectors of the fixed income market tightened substantially. Despite the shocks to the U.S. economy and the incredible changes in interest rates, all investment grade sectors of the fixed income markets managed to outperform their U.S. Treasury counterparts.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued



                                        ----------------------------------------------------------------------------
                                                                          EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                        SECTOR                                      U.S. TREASURY NOTES(1)
                                        ----------------------------------------------------------------------------
                                        Agency Debentures                                    1.31%
                                        Agency Mortgage-Backed
                                          Securities                                         1.73
                                        AAA Asset-Backed Securities                          1.19
                                        AAA Commercial Mortgage-Backed
                                          Securities                                         4.27
                                        Corporates (All)                                     2.38
                                        AAA/AA Rated Corporates                              2.49
                                        A Rated Corporates                                   2.84
                                        BBB Rated Corporates                                 1.83
                                        BB Rated Corporates                                  1.30
                                        B Rated Corporates                                  -4.22
                                        ----------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, LLC analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focus on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?&&

                           Our strategic overweight to what we believe were high quality sectors helped the Fund's total return performance for the period. The portfolio was invested in "AAA" rated commercial and agency residential mortgage-backed securities in lieu of U.S. Treasury notes. As can be seen in the table above, high quality credit sensitive sectors outperformed U.S. Treasury notes and this contributed to the overall Fund performance. In addition, our willingness to increase our exposure to "BBB" rated corporate debt in December 2001 also enhanced portfolio performance.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Our decision to maintain a sizeable investment in lower quality corporate debt in the third quarter hindered the overall Fund performance. From the end of March 2001 until the middle of the summer, our corporate debt exposure enhanced the return of the Fund. As we moved into August 2001, we believed the U.S. economy would narrowly miss a recession. Our expectations were for a flatter yield curve and a tightening of corporate yield spreads as the equity market improved in the face of better prospects for U.S. growth. Unfortunately, the events of September 11, 2001 caused a substantial rally in the U.S. Treasury market and,

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           while the return of the portfolio increased, it did not perform as well as if it was more heavily weighted towards U.S. Treasury securities.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits may be weak and the performance of the credit sensitive sectors could remain volatile. The rebound in U.S. economic activity in the first quarter of 2002 came from a reduction in corporate inventories, and it is uncertain whether U.S. consumer spending will continue to outpace the lack of corporate capital expenditures. While we believe the worst is over, we suspect that U.S. economic growth for the remainder of 2002 will be less than spectacular.

                           Based upon our outlook, we plan to maintain an overweight to U.S. investment grade corporate debt and some sectors of the high yield market. In addition, we will probably position the Fund for a flattening of the yield curve with the expectation that the Fed will increase short-term interest rates sometime in the next 6 to 9 months.

NATIONS INTERMEDIATE
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

49.3%  U.S. Treasury obligations
28.3%  Corporate bonds and notes
12.0%  Mortgage-backed securities
 2.1%  Foreign bonds and notes
 1.8%  Asset-backed securities
 6.5%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 5.875% 02/15/04     9.8%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Note, 3.250% 12/31/03     6.2%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 07/15/05    6.2%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Strip, Principal only,
                                                                                 4.179% 11/15/04                         4.4%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Note, 6.750% 05/15/05     3.4%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Strip, Interest only,
                                                                                 5.823% 05/15/11                         1.6%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Note, 5.875% 11/15/04     1.4%
                                                                            -------------------------------------------------
                                                                              8  General Electric Capital Corporation,
                                                                                 Series A, 5.380% 03/15/07               1.2%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 4.250% 11/15/03     1.1%
                                                                            -------------------------------------------------
                                                                             10  General Motors Acceptance
                                                                                 Corporation, 6.880% 09/15/11            1.0%
                                                                            -------------------------------------------------
                                                                              THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                              EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                              WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERMEDIATE
BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                                                       LEHMAN INTERMEDIATE
                                                               NATIONS INTERMEDIATE BOND FUND    GOVERNMENT/CORPORATE BOND INDEX
                                                               ------------------------------    -------------------------------
Jan. 24, 1994                                                               9525                              10000
12/94                                                                       9333                               9699
12/95                                                                      10689                              11186
12/96                                                                      11024                              11639
12/97                                                                      11746                              12555
12/98                                                                      12606                              13614
12/99                                                                      12654                              13668
12/00                                                                      13662                              15051
12/01                                                                      14786                              16399
Mar. 31, 2002                                                              14669                              16363

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                                                       LEHMAN INTERMEDIATE
                                                               NATIONS INTERMEDIATE BOND FUND    GOVERNMENT/CORPORATE BOND INDEX
                                                               ------------------------------    -------------------------------
Jan. 24, 1994                                                              10000                              10000
12/94                                                                       9798                               9699
12/95                                                                      11222                              11186
12/96                                                                      11574                              11639
12/97                                                                      12332                              12555
12/98                                                                      13235                              13614
12/99                                                                      13285                              13668
12/00                                                                      14343                              15051
12/01                                                                      15523                              16399
Mar. 31, 2002                                                              15400                              16363


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (1/24/94
                                                                                     through
                                                                                     3/31/02)        5.42%     4.99%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Bond Fund from the inception of the share class. Figures for the Lehman Intermediate Government/Corporate Bond Index, an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury and U.S. government and agency securities with maturities of 1 to 10 years, include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                                         INVESTOR A         INVESTOR B&&          INVESTOR C
                                                    PRIMARY A&        NAV**      MOP*    NAV**      CDSC***   NAV**      CDSC***
Inception date                                   5/21/99                  1/24/94             10/20/99             11/20/96
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                    4.04%           3.66%      0.30%   2.94%      -0.02%    2.94%       1.94%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                               5.27%           5.20%      4.05%   4.58%       3.98%    6.77%       6.77%
5 YEARS                                               5.99%           5.94%      5.24%   5.57%       5.57%    6.74%       6.74%
SINCE INCEPTION                                       5.45%           5.42%      4.99%   5.19%       5.19%    6.18%       6.18%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

&Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 24, 1994.
&&Investor B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 24, 1994.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks total
return by investing in
investment grade fixed
income securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Bond Fund Investor
A Shares provided
shareholders with a total
return of 3.96%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           The Fund's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on seeking to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           Nations Bond Fund seeks to outperform the Lehman Aggregate Bond Index*** (Index), a broad-based measure of the bond market as a whole. The Index has an average duration of approximately 5 years and is comprised of all publicly issued investment grade corporate, "AAA" rated asset-backed, agency mortgage-backed securities, U.S. Treasury, U.S. agency, and investment grade commercial mortgage-backed securities with maturities longer than one year. This Index is well matched to the Lipper Intermediate Investment Grade Debt Funds Average.&

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2002, Nations Bond Fund (Investor A Shares) returned 3.96%, compared to 5.35% for the Fund's benchmark Index.

                           The U.S. economy slowed dramatically in the year ending March 31, 2002 and, according to the National Bureau of Economic Research, the U.S. economy entered a recession in March of 2001. Unlike past recessions, which are typically brought about by declining consumer activity, this decline in economic activity was prompted by the "technology implosion" of 2000. Corporate capital expenditures for technology and telecom equipment all but disappeared in 2001 as the hope for

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage- backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of the assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           THE FUND MAY INVEST A SMALL PORTION OF ITS ASSETS IN HIGH YIELD DEBT SECURITIES (COMMONLY KNOWN AS
                           "JUNK BONDS"), WHICH OFFER THE POTENTIAL FOR HIGHER INCOME BUT ALSO INVOLVE SPECIAL RISKS, SUCH AS
                           LESS LIQUIDITY AND POSSIBILITY OF DEFAULT.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           "a chicken in every pot and a broadband connection in every home" disappeared. For a short while it appeared that the combination of lower short-term interest rates and surprisingly resilient consumer spending was going to prevent a recession. Unfortunately, the events of September 11, 2001 sent the economy into a tailspin and the Federal Reserve Board (the Fed) continued to lower interest rates. The growth rate of the Gross Domestic Product in the third quarter of 2001 hit a 10-year low of -1.30%. This drop was followed by a reasonably paced rate of growth of 1.7% in the fourth quarter of 2001 and a substantial increase of 5.8% in the first quarter of 2002. The rebound in activity may be attributed to corporate inventory liquidation, and, while we believe the worst is over, we are taking a wait and see approach to the remainder of the year.

                           Given the volatility in economic activity, it is not surprising that the fixed income markets were volatile. While fixed income returns were positive over the past 12 months, they were markedly lower than the returns of 2001. As the Fed lowered short-term interest rates, the yield curve steepened with the two-year U.S. Treasury note yield declining 0.46% to 3.73%. This steepening of the yield curve made the two-year U.S. Treasury note the top performer among U.S. Treasury securities with a return of 5.24%. In contrast, the yield on the 30-year U.S. Treasury bond increased from 5.46% to 5.82% and returned only 0.28% over the past 12 months. On top of the change in the shape of the yield curve, interest rates were extremely volatile. The yield on the 10-year U.S. Treasury note ranged from a high of 5.52% on May 29, 2001 to a low of 4.18% on November 7, 2001.

                           The volatility in interest rates also increased the return volatility of corporate, agency, and mortgage-backed securities. The yield spread between "BBB" rated U.S. investment grade corporate debt and U.S. Treasury securities ranged between 2.77% and 2.18% over the past 12 months. Early hopes for recovery helped corporate debt outperform comparable maturity U.S. Treasury notes in April and May of 2001, but the tragedy of September 11, 2001 caused U.S. Treasury notes to rally dramatically. While prices of corporate, mortgage, and asset-backed securities increased, they were unable to keep pace with the increase in U.S. Treasury prices. In September 2001, almost all sectors of the fixed income markets underperformed comparable U.S. Treasury notes. "B" rated high yield debt managed to underperform U.S. Treasury notes by over 10%. In contrast, the normally interest rate sensitive mortgage market took the interest rate rally in stride by outperforming U.S. Treasury notes in both September and October of 2001. Once the shock of September 11, 2001 subsided, the yields on U.S. Treasury notes increased and the yield spread between U.S. Treasury notes and the credit sensitive sectors of the fixed income market tightened substantially. Despite the shocks to the U.S. economy and the incredible changes in interest rates, all investment grade sectors of the fixed income markets managed to outperform their U.S. Treasury counterparts.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued



                                        ----------------------------------------------------------------------------
                                                                          EXCESS TOTAL RETURN TO COMPARABLE DURATION
                                        SECTOR                                      U.S. TREASURY NOTES(1)
                                        ----------------------------------------------------------------------------
                                        Agency Debentures                                    1.31%
                                        Agency Mortgage-Backed
                                          Securities                                         1.73
                                        AAA Asset-Backed Securities                          1.19
                                        AAA Commercial Mortgage-Backed
                                          Securities                                         4.27
                                        Corporates (All)                                     2.38
                                        AAA/AA Rated Corporates                              2.49
                                        A Rated Corporates                                   2.84
                                        BBB Rated Corporates                                 1.83
                                        BB Rated Corporates                                  1.30
                                        B Rated Corporates                                  -4.22
                                        ----------------------------------------------------------------------------

                           (1)Excess total returns based upon Banc of America
                              Capital Management, LLC analysis of the Salomon Fixed Income Benchmarks and other selected fixed income markets.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and "AAA" rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. "AAA" rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and they are structured to attempt to withstand defaults of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?&&

                           Our strategic overweight to what we believe were high quality sectors helped the Fund's total return performance for the period. The portfolio was invested in "AAA" rated commercial and agency residential mortgage-backed securities in lieu of U.S. Treasury notes. As can be seen in the table above, high quality credit sensitive sectors outperformed U.S. Treasury notes and this contributed to the overall Fund performance. In addition, our willingness to increase our exposure to "BBB" rated and high yield corporate debt in December 2001 also enhanced portfolio performance.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Our decision to maintain a sizeable investment in lower quality corporate debt in the third quarter hindered overall Fund performance. From the end of March 2001 until the middle of the summer, our corporate and high yield debt exposure enhanced Fund returns. As we moved into August 2001, we believed the U.S. economy would narrowly miss a recession. Our expectations were for a flatter yield curve and a tightening of corporate yield spreads as the equity market improved in the face of better prospects for U.S. growth. Unfortunately, the events of September 11, 2001 caused a substantial rally in the U.S. Treasury market and, while the return of the portfolio increased, it did not perform as well as if it was more heavily weighted towards U.S. Treasury securities.

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits may be weak and the performance of the credit sensitive sectors could remain volatile. The rebound in U.S. economic activity in the first quarter of 2002 came from a reduction in corporate inventories, and it is uncertain whether U.S. consumer spending can continue to outpace the lack of corporate capital expenditures. While we believe the worst is over, we suspect that U.S. economic growth for the remainder of 2002 will be less than spectacular.

                           Based upon our outlook, we plan to maintain an overweighting to U.S. investment grade corporate debt and some sectors of the high yield market. In addition, we will probably position the portfolio for a flattening of the yield curve with the expectation that the Fed may increase short-term U.S. interest rates sometime in the next six to nine months.

NATIONS BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

38.8%  Mortgage-backed securities
36.2%  Corporate bonds and notes
10.9%  Asset-backed securities
 3.8%  Foreign bonds and notes
 2.1%  U.S. Treasury obligations
 8.2%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32   21.0%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 05/01/30    7.4%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 03/01/17    3.7%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Note, 3.880% 07/31/03     1.3%
                                                                            -------------------------------------------------
                                                                              5  Distribution Financial Services RV
                                                                                 Trust, Series 1999-1, Class A4,
                                                                                 5.840% 10/17/11                         1.1%
                                                                            -------------------------------------------------
                                                                              6  First Union National Bank Commercial
                                                                                 Mortgage, Series 2000-C1, Class A2,
                                                                                 7.841% 05/17/32                         0.9%
                                                                            -------------------------------------------------
                                                                              7  Banco Latinoamericano de
                                                                                 Exportaciones, SA, Class E, 7.200%
                                                                                 05/28/02                                0.9%
                                                                            -------------------------------------------------
                                                                              8  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 7.00% 01/15/30                          0.8%
                                                                            -------------------------------------------------
                                                                              9  Metris Master Trust, Series 1997-1,
                                                                                 Class B, 7.110% 10/20/05                0.7%
                                                                            -------------------------------------------------
                                                                             10  Fannie Mae Whole Loan, Series
                                                                                 2001-W1, Class AF3, 5.690% 06/25/29     0.7%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                     NATIONS BOND FUND             LEHMAN AGGREGATE BOND INDEX
                                                                     -----------------             ---------------------------
Nov. 19, 1992                                                               9675                              10000
1993                                                                       10820                              11147
1994                                                                       10441                              10822
1995                                                                       12221                              12820
1996                                                                       12455                              13286
1997                                                                       13484                              14567
1998                                                                       14420                              15834
1999                                                                       14211                              15704
2000                                                                       15608                              17530
2001                                                                       16794                              19010
Mar. 31, 2002                                                              16713                              19027

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                     NATIONS BOND FUND             LEHMAN AGGREGATE BOND INDEX
                                                                     -----------------             ---------------------------
Nov. 19, 1992                                                              10000                              10000
1993                                                                       11183                              11147
1994                                                                       10791                              10822
1995                                                                       12631                              12820
1996                                                                       12873                              13286
1997                                                                       13937                              14567
1998                                                                       14904                              15834
1999                                                                       14688                              15704
2000                                                                       16132                              17530
2001                                                                       17358                              19010
Mar. 31, 2002                                                              17274                              19027


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (11/19/92 through
      3/31/02)              6.01%      5.63%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Bond Fund from the inception of the share class. Figures for the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and include reinvestment of dividends. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                           PRIMARY A           INVESTOR A               INVESTOR B               INVESTOR C
                                                           NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                             10/30/92             11/19/92                  6/7/93                  11/16/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            4.33%         3.96%        0.57%       3.29%       0.32%        3.18%       2.20%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       5.47%         5.18%        4.04%       4.45%       4.16%        4.32%       4.32%
5 YEARS                                       6.49%         6.23%        5.54%       5.55%       5.55%        5.52%       5.52%
SINCE INCEPTION                               6.25%         6.01%        5.63%       4.97%       4.97%        5.47%       5.47%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Fixed Income Management
Team of Banc of America
Capital Management, LLC,
investment sub-adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks total
return with an emphasis on
current income by
investing in a diversified
portfolio of fixed income
securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Strategic Income
Fund Investor A Shares
provided shareholders with
a total return of 3.05%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           We believe that fixed income total returns and consistency of returns may be enhanced through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection.

                           In managing the Fund, the team employs a multi-sector strategy. In addition to investing in investment grade debt securities, the fund invests in lower quality securities (the Fund may invest up to 35% in non-investment grade securities rated "B" or better by a nationally recognized rating agency) and foreign securities (the Fund may invest up to one-third of its assets in foreign securities). The security selection process is based on seeking relative value across yield curves, domestic and international governments, and investment grade and high yield corporate debt.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2002, Nations Strategic Income Fund (Investor A Shares) returned 3.05%, compared to 4.64% for the Lehman Government/Corporate Bond Index*** and 5.35% for the Lehman Aggregate Bond Index, the Fund's benchmark.&

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Government/Corporate Bond Index is an unmanaged index of U.S. government, U.S. Treasury and agency securities, and corporate and Yankee bonds. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           &The Lehman Aggregate Bond Index is an unmanaged index made of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities, and include reinvestment of dividends. These indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           THE FUND MAY INVEST A PORTION OF ITS ASSETS IN HIGH YIELD DEBT SECURITIES (COMMONLY KNOWN AS "JUNK BONDS"), WHICH OFFER THE POTENTIAL FOR HIGHER INCOME BUT ALSO INVOLVE SPECIAL RISKS, SUCH AS LESS LIQUIDITY AND POSSIBILITY OF DEFAULT.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMICAL DEVELOPMENTS.

                           Past performance is no guarantee of future results.

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           The U.S. economy slowed dramatically in the year ending March 31, 2002 and, according to the National Bureau of Economic Research, the U.S. economy entered a recession in March of 2001. Unlike past recessions, which are typically brought about by declining consumer activity, this decline in economic activity was prompted by the "technology implosion" of 2000. Corporate capital expenditures for technology and telecom equipment all but disappeared in 2001 as the hope for "a chicken in every pot and a broadband connection in every home" disappeared. For a short while it appeared that the combination of lower short-term interest rates and surprisingly resilient consumer spending was going to prevent a recession. Unfortunately, the events of September 11, 2001 sent the economy into a tailspin and the Federal Reserve Board (the Fed) continued to lower interest rates. Gross Domestic Product in the third quarter of 2001 hit a 10-year low of -1.30%. This drop was followed by a reasonably paced rate of growth of 1.7% in the fourth quarter of 2001 and a substantial increase of 5.8% of growth in the first quarter of 2002. The rebound in activity may be attributed to corporate inventory liquidation, and, while we believe the worst is over, we are taking a wait and see approach to the remainder of the year.

                           Given the volatility in economic activity, it is not surprising that the fixed income markets were volatile. While fixed income returns were positive over the past 12 months, they were markedly lower than the returns of 2001. As the Fed lowered short-term interest rates, the yield curve steepened with the two-year U.S. Treasury note yield declining 0.46% to 3.73%. This steepening of the yield curve made the two-year U.S. Treasury note the top performer among U.S. Treasury securities with a return of 5.24%. In contrast, the yield on the 30-year U.S. Treasury bond increased from 5.46% to 5.82% and returned only 0.28% over the past 12 months. On top of the change in the shape of the yield curve, interest rates were extremely volatile. The yield on the 10-year U.S. Treasury note ranged from a high of 5.52% on May 29, 2001 to a low of 4.18% on November 7, 2001.

                           The slowdown in U.S. economic activity and the events of September 11, 2001 also had an impact on world government bonds. German interest rates ended the period at 5.25% or 0.54% higher than the start of the period. The range in German interest rates was fairly wide, with 10-year German Bund yields hitting a low of 4.26% on November 11, 2001 and a high of 5.27% on March 25, 2002. This same story held true across most of the G-7 countries. (G-7, or Group of Seven, consists of the largest industrialized countries:
                           U.S., Japan, Great Britain, France, Germany, Italy, and Canada. Each has a Finance Minister who attends G-7 meetings to discuss economic policy issues.)

                           The volatility in interest rates also increased the return volatility of corporate, agency, and mortgage-backed securities. The yield spread between "BBB" rated U.S. investment grade corporate debt and U.S. Treasury securities ranged between 2.77% and 2.18% over the past 12 months. Early hopes for recovery helped corporate debt outperform comparable maturity U.S. Treasury notes in April and May of 2001, but the tragedy of September 11, 2001 caused U.S. Treasury notes to rally dramatically. While prices of corporate, mortgage, and asset-backed securities increased, they were unable to keep pace with the increase in U.S. Treasury prices. In September 2001, almost all sectors of the fixed income markets underperformed compared to U.S. Treasury notes. "B" rated high yield debt managed to

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued



                           underperform U.S. Treasury notes by over 10%. In contrast, the normally interest rate sensitive mortgage market took the interest rate rally in stride by outperforming U.S. Treasury notes in both September and October of 2001. Once the shock of September 11, 2001 subsided, yields on U.S. Treasury notes increased and the yield spread between U.S. Treasury notes and the credit sensitive sectors of the fixed income market tightened substantially. Despite the shocks to the U.S. economy and the incredible changes in interest rates, all investment grade sectors of the fixed income markets managed to outperform their U.S. Treasury counterparts.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

                           Despite the volatile markets, we remained faithful to our strategy of seeking to manage interest rate risk while exploiting relative value opportunities across the yield curve. Despite the increased volatility in U.S. Treasury markets and a corresponding increase in correlation between the various government interest rates, the inclusion of domestic government bonds, high yield debt, and international government bonds helped to stabilize the returns of the Fund.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?&&

                           The investment decisions that contributed the most to the Fund's performance were our exposure to "AAA" rated commercial mortgage-backed securities and investment grade corporate debentures. Despite volatility in the U.S. Treasury market and uncertainty surrounding world economic growth, "AAA" rated commercial mortgage-backed securities and investment grade corporate debt both dramatically outperformed their U.S. Treasury counterparts. Later in the year, we shorted a small percentage of Japanese Yen. Over the period, the Yen depreciated from 116 Yen per U.S. dollar to 132 Yen per U.S. dollar.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           The decision that most hindered performance was our exposure to the high yield market. While we were not fully invested in high yield securities, the underperformance of the high yield market as a whole reduced the overall performance of the Fund.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           While the outlook for the U.S. economy remains unclear, we believe that second and third quarter corporate profits may be weak and the performance of the credit sensitive sectors could remain volatile. The rebound in U.S. economic activity in the first quarter of 2002 came from a reduction in corporate inventories, and it is uncertain whether U.S. consumer spending can continue to outpace the lack of corporate capital expenditures. While we believe the worst is over, we suspect that U.S. economic growth for the remainder of 2002 will be less than spectacular.

                           Based upon our outlook, we plan to maintain an overweighting to U.S. investment grade corporate debt and some sectors of the high yield market. In addition, we will be adding more credit sensitive securities to our international allocation. Given that we have probably seen the low in interest rates for this cycle, we will be looking for an opportunity to shorten the duration of the Fund. In addition, we are planning to position the Fund for a flattening of both the domestic and international yield curves.

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC
INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

14.5%  Mortgage-backed securities
11.0%  Corporate bonds and notes
 2.5%  U.S. Treasury obligations
72.0%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32    7.0%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 05/01/30    2.9%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 5.750% 08/15/03     1.8%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.000% 03/01/17    1.4%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 7.000% 07/15/05    0.7%
                                                                            -------------------------------------------------
                                                                              6  Salomon Brothers Mortgage Securities
                                                                                 VII, Series 2000-C1, Class A2, 7.520%
                                                                                 12/18/09                                0.6%
                                                                            -------------------------------------------------
                                                                              7  First Union National Bank Commercial
                                                                                 Mortgage, Series 1999-C4, Class A2,
                                                                                 7.390% 11/15/09                         0.4%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Strip, Principal only,
                                                                                 6.278% 11/15/21                         0.4%
                                                                            -------------------------------------------------
                                                                              9  CS First Boston Mortgage Securities
                                                                                 Corporation, Series 2000-C1, Class
                                                                                 A2, 7.545% 04/14/62                     0.4%
                                                                            -------------------------------------------------
                                                                             10  Fannie Mae Whole Loan, Series
                                                                                 2001-W1, Class AF3, 5.690% 06/25/29     0.4%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS STRATEGIC
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                NATIONS STRATEGIC INCOME      LEHMAN GOVT/CORPORATE       LEHMAN AGGREGATE BOND
                                                          FUND                     BOND INDEX                     INDEX
                                                ------------------------      ---------------------       ---------------------
Nov. 25 1994                                               9525                       10000                       10000
1993                                                      11165                       11188                       11147
1994                                                      10859                       10795                       10822
1995                                                      13098                       12872                       12820
1996                                                      13386                       13246                       13286
1997                                                      14500                       14538                       14567
1998                                                      15554                       15915                       15834
1999                                                      15098                       15573                       15704
2000                                                      16272                       17418                       17530
2001                                                      17313                       18899                       19010
Mar. 31 2002                                              17355                       18810                       19027

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                NATIONS STRATEGIC INCOME      LEHMAN GOVT/CORPORATE       LEHMAN AGGREGATE BOND
                                                          FUND                     BOND INDEX                     INDEX
                                                ------------------------      ---------------------       ---------------------
Nov. 25 1994                                              10000                       10000                       10000
1993                                                      11722                       11188                       11147
1994                                                      11722                       10795                       10822
1995                                                      13751                       12872                       12820
1996                                                      14054                       13246                       13286
1997                                                      15223                       14538                       14567
1998                                                      16330                       15915                       15834
1999                                                      15851                       15573                       15704
2000                                                      17083                       17418                       17530
2001                                                      18176                       18899                       19010
Mar. 31 2002                                              18220                       18810                       19027


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (11/25/92 through
      3/31/02)              6.63%      6.08%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Income Fund from the inception of the share class. Figures for the Lehman Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. Treasury and agency securities, corporate and yankee bonds, include reinvestment of dividends. Figures for the Lehman Aggregate Bond Index, an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities and include reinvestment of dividends. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                                 INVESTOR A              INVESTOR B              INVESTOR C
                                               PRIMARY A      NAV**       MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                 10/30/92           11/25/92                 6/7/93                 11/9/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               3.30%        3.05%      -1.82%      2.28%      -2.58%       2.28%       1.31%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          4.35%        4.06%       2.40%      3.34%       2.46%       3.29%       3.29%
5 YEARS                                          5.79%        5.51%       4.50%      4.83%       4.51%       4.81%       4.81%
SINCE INCEPTION                                  6.92%        6.63%       6.08%      5.24%       5.24%       6.12%       6.12%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
High Yield Portfolio
Management Team of MacKay
Shields LLC, investment
sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks maximum
income by investing in a
diversified portfolio of
high yield debt
securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations High Yield Bond
Fund Investor A Shares
provided shareholders with
a total return of 5.69%**.
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS HIGH YIELD BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Our investment philosophy emphasizes current yield, while looking for total return, through investments in a diversified portfolio of high-yield debt securities. We believe that high-yield managers can add value through superior credit selection, which may reduce default rates and result in attractive risk-adjusted returns. The primary focus of our investment strategy is to preserve invested capital. To this end, we seek to identify securities that offer what we call a margin of safety. These are securities with strong asset coverage or significant free cash flow. The secondary focus of our investment process is to generate total return through an identified catalyst for price appreciation. In our view, companies that can significantly reduce debt through free cash flow, new equity or an identified restructuring potentially present opportunities for price appreciation.

                           HOW DID THE FUND PERFORM DURING THE ECONOMIC AND MARKET CONDITIONS OF THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2002, Nations High Yield Bond Fund (Investor A Shares) returned 5.69%, outperforming the -0.94% loss in the Lipper High Current Yield Funds Average*** over the same period. The Fund also outperformed the 3.38% return of the Credit Suisse First Boston (CSFB) Global High Yield Index& for the period.

                           In 2001, the Federal Reserve Board (the Fed) moved aggressively to ease monetary policy, lowering interest rates 11 times -- for a total reduction of 4.75%. Despite these moves to stabilize the slowing economy, default rates continued to rise. After

---------------

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper High Current Yield Fund's Average aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.

                           &The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.
                           Source for all statistical data -- MacKay Shields
                           LLC.

                           INVESTING IN HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS (COMMONLY KNOWN AS "JUNK BONDS") HAS A
                           GREATER RISK OF PRICE FLUCTUATION AND LOSS OF PRINCIPAL AND INCOME THAN U.S. GOVERNMENT SECURITIES SUCH AS U.S. TREASURY BONDS AND BILLS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 38

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY continued



                           the September 11, 2001 terrorist attacks, the high-yield market gave back all of its year-to-date gains. In the fourth quarter of 2001, however, high-yield bonds rallied, as the war on terrorism progressed, and attractive yields and spreads in the high-yield market attracted substantial money flows. In the first quarter of 2002, high-yield mutual funds generally experienced inflows as the recession ended.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?&&

                           The Fund's ability to outperform its peer group and the benchmark was due to what it didn't own as well as to what it did own. The Fund benefited from an underweighted position in the telecommunications sector throughout the last 12 months. Even with the massive telecommunications sell-off, we continued to see more risk than opportunity in the sector, since asset values were continuing to plummet with no likely buyers for distressed assets. Even though telecommunications bonds saw a broad-based rally in the fourth quarter for 2001 and retreated from it in the first quarter of 2002, our outlook for this sector remains unchanged.

                           Among the Fund's strongest performers for the year were Crown Cork & Seal Company, Inc., Digital Island, IPC Acquisition Corporation, Alaris Medical Systems, Inc., Medaphis Corporation and Sovereign Bank. We liquidated the Fund's position in Digital Island when it was announced that Cable and Wireless PLC would acquire the company and the bonds would be repurchased.

                           The Fund was overweighted in utilities, real estate investment trusts (REITs), cable and media, and health care bonds, while it was underweighted in cyclical issues, such as paper, retail, and automotive bonds. Our approach to cyclical sectors reflected our concern over the possibility of a recession. The Fund's underweighted position had a positive impact on performance during the first half of last year when the pace and extent of the economic slowdown remained relatively uncertain. In the third quarter 2001, economists confirmed that the U.S. had been in recession since March 2001.

                           The health care sector benefited from increased government reimbursement, which has improved revenues and earnings for many companies. Hospitals and nursing homes were among the beneficiaries, and many investors were attracted to these defensive issues. Despite the economic and market uncertainties in 2001, health care issues remained relatively resilient.

                           The Fund benefited greatly as it increased its weighting in gaming, lodging and transportation investments six months ago. In late September 2001, we found several bonds at what we believed were depressed prices issued by companies with strong fundamentals. Many of the Fund's holdings -- including Hilton Hotels Corporation, MeriStar Hospitality Corporation, Venetian Casino Resort LLC, Mandalay Resort Group, Pinnacle Entertainment, Inc. and Delta Air Lines, Inc. -- rebounded strongly from their September 2001 lows and provided positive results in the fourth quarter of 2001 and into 2002.

---------------

                           &&Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY continued


                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           We have offset the Fund's underweighted position in telecommunications with an overweighted position in European cable television, where we have seen much better risk-adjusted market opportunity. Cable television companies tended to have strong franchise value and improving cash flow. Unfortunately, during the last 12 months, international cable credits tended to trade in line with telecommunications issues. As a result, they faced considerable pressure, which detracted from the Fund's performance through much of the last year.

                           The Fund also had its share of disappointments. Among the weakest-performing securities in the portfolio were UIH Australia/Pacific Inc., Nextel International Inc., Cablevision SA, At Home Corporation, Ziff Davis Media Inc., and Northeast Optic. These securities suffered from declines in their respective industries. Cablevision SA, an Argentinean cable company, also felt the impact of a pending default by Argentina on it's Sovereign debt.

                           Although the Fund did not hold any Enron Corp. securities, other utility holdings, including AES Eastern Energy and Calpine Corporation, experienced technical pressure as the entire utility sector was impacted by Enron Corp.'s bankruptcy.

                           HOW IS THE FUND POSITIONED?

                           We continue to maintain our underweight in telecommunications going forward, as we see more risk than opportunity in the sector. The Fund is overweighted in technology, media and publishing companies. We are increasing our weightings in cyclicals, such as paper, airlines and industrials. We are also purchasing more "fallen angels" or companies that are being downgraded from investment grade.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           With the improving economy, declining default rates and wide spreads, we believe the high yield asset class looks favorable. A slow recovery favors the Fund, as investors are paid to wait as they receive income while the economy resuscitates. Default rates appear to be peaking at 10% absent a "double-dip" recession. The recovery could lower default rates, improving the outlook for the asset class. However, we believe the market has begun to price in a recovery and this may have a negative effect should the outlook change.

                           Economic indicators have been generally positive in recent months, but the jury is still out on how sustainable a recovery is likely to be. The Fed's interest-rate cuts have had a positive effect, but U.S. consumers must still cope with higher unemployment, increased personal debt, and negative wealth effects from two years of falling stock prices. It is difficult to have conviction that the economic recovery may be strong and broad-based without assurances that consumers may be able to increase demand. Whatever the markets or the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation will remain a secondary objective.

NATIONS HIGH YIELD
BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/02)

[PIE CHART]

79.6%  Corporate bonds and notes
 5.5%  Convertible bonds and notes
 2.4%  Common stocks
 1.2%  Preferred stocks
 1.1%  U.S. government and agency obligations
10.2%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Cedar Brakes II LLC, 9.875% 09/01/13    1.5%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Note, 5.375% 02/15/31     1.1%
                                                                            -------------------------------------------------
                                                                              3  Paxson Communications Corporation,
                                                                                 (0.000)% due 01/15/09 12.250%
                                                                                 beginning 01/15/06                      1.1%
                                                                            -------------------------------------------------
                                                                              4  PG&E National Energy Group, 10.375%
                                                                                 05/16/11                                1.1%
                                                                            -------------------------------------------------
                                                                              5  Calpine Canada Energy Finance, 8.500%
                                                                                 05/01/08                                1.0%
                                                                            -------------------------------------------------
                                                                              6  DJ Orthopedics LLC, 12.625% 06/15/09    1.0%
                                                                            -------------------------------------------------
                                                                              7  Alaris Medical Systems, Inc., 9.750%
                                                                                 12/01/06                                0.9%
                                                                            -------------------------------------------------
                                                                              8  Pacific Gas and Electric Company Bank
                                                                                 Debt A, 8.000% 12/30/06                 0.9%
                                                                            -------------------------------------------------
                                                                              9  Rogers Cable Inc., 11.000% 12/01/15     0.9%
                                                                            -------------------------------------------------
                                                                             10  Caremark Rx, Inc., 7.375% 10/01/06      0.8%
                                                                            -------------------------------------------------
                                                                              THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                              EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                              WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2002, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS HIGH YIELD

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS HIGH YIELD BOND FUND     CSFB GLOBAL HIGH YIELD BOND INDEX
                                                               ----------------------------     ---------------------------------
Feb. 14, 1992                                                              9525                               10000
3/00                                                                       9494                                9915
6/00                                                                       9688                                9897
9/00                                                                       9802                                9965
12/00                                                                      9346                                9461
3/00                                                                       9872                                9928
6/00                                                                       9796                                9866
9/00                                                                       9427                                9646
12/00                                                                     10119                               10191
Mar. 31 2002                                                              10434                               10449

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS HIGH YIELD BOND FUND     CSFB GLOBAL HIGH YIELD BOND INDEX
                                                               ----------------------------     ---------------------------------
Feb. 14, 1992                                                             10000                               10000
3/00                                                                       9967                                9915
6/00                                                                      10171                                9897
9/00                                                                      10291                                9965
12/00                                                                      9812                                9461
3/00                                                                      10364                                9928
6/00                                                                      10285                                9866
9/00                                                                       9897                                9646
12/00                                                                     10624                               10191
Mar. 31 2002                                                              10954                               10449


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (2/14/00 through
      3/31/02)              4.40%      2.02%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations High Yield Bond Fund from the inception of the share class. The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the high yield debt market. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/02)

                                                              INVESTOR A               INVESTOR B               INVESTOR C
                                          PRIMARY A       NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                            2/14/00               2/14/00                  2/17/00                  3/8/00
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                           6.05%         5.69%        0.67%       5.06%        0.28%       4.96%       4.00%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                              4.89%         4.40%        2.02%       3.70%        2.49%       3.56%       3.56%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 16.5%
            ASSET-BACKED -- AUTO LOANS -- 6.5%
 $ 2,500    Americredit Automobile Receivables Trust,
              Series 2001-B, Class A4,
              5.370% 06/12/08##......................................   $  2,533
   4,000    Bankboston RV Asset Backed Trust,
              Series 1997-1, Class A9,
              6.630% 08/15/10........................................      4,165
   1,403    BankBoston RV Trust,
              Series 1997-1, Class A7,
              6.480% 07/15/08##......................................      1,413
   5,000    BMW Vehicle Lease Trust,
              Series 2000-A, Class A4,
              6.670% 10/25/03##......................................      5,191
     569    Ford Credit Auto Owner Trust,
              Series 2000-A, Class A5,
              7.190% 03/15/04........................................        591
   1,725    Ford Credit Auto Owner Trust,
              Series 2002-B, Class B,
              5.180% 10/16/06........................................      1,723
   2,270    Honda Auto Receivables Owner Trust,
              Series 2000-1, Class A4,
              6.670% 01/16/06........................................      2,368
   1,500    MMCA Automobile Trust,
              Series 2001-1, Class A4,
              5.340% 12/15/05........................................      1,528
   1,447    MMCA Automobile Trust,
              Series 2001-2, Class B,
              5.750% 06/15/07........................................      1,472
   4,000    Nissan Auto Receivables Owner Trust,
              Series 2000-C, Class A3,
              6.720% 08/16/04........................................      4,103
   3,000    Onyx Acceptance Auto Trust,
              Series 2002-A, Class A3,
              3.750% 04/15/06........................................      2,982
   3,548    Premier Auto Trust,
              Series 1999-1, Class A4,
              5.820% 10/08/03........................................      3,598
   2,000    Union Acceptance Corporation,
              Series 1999-A, Class A5,
              5.870% 09/08/06........................................      2,058
   2,000    USAA Auto Owner Trust,
              Series 2001-2, Class A4,
              3.910% 04/16/07........................................      1,959
   5,000    World Omni Auto Receivables Trust,
              Series 2001-B, Class A3,
              3.790% 11/20/05........................................      4,986
                                                                        --------
                                                                          40,670
                                                                        --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 4.4%
   2,500    American Express Credit Account Master Trust,
              Series 1999-1, Class A,
              5.600% 11/15/06##......................................      2,569
   2,000    Capital One Master Trust,
              Series 2001-7A, Class A,
              3.850% 08/15/07........................................      1,970

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- (CONTINUED)
 $ 1,500    Chase Credit Card Master Trust,
              Series 1996-4, Class B,
              2.250%** 07/15/06......................................   $  1,502
   3,000    Citibank Credit Card Master Trust I,
              Series 1998-3, Class B,
              5.950% 02/07/05........................................      3,074
   5,000    Discover Card Master Trust I,
              Series 1998-6, Class A,
              5.850% 01/17/06##......................................      5,127
   3,000    First USA Credit Card Master Trust,
              Series 1998-9, Class A,
              5.280% 09/18/06........................................      3,055
   3,500    Fleet Credit Card Master Trust,
              Series 1999-A, Class A1,
              6.000% 11/15/05##......................................      3,570
   3,145    MBNA Master Credit Card Trust,
              Series 1998-J, Class A,
              5.250% 02/15/06........................................      3,190
   3,920    Metris Master Trust,
              Series 1997-1, Class B,
              7.110% 10/20/05........................................      3,927
                                                                        --------
                                                                          27,984
                                                                        --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 4.4%
  10,462    EQCC Home Equity Loan Trust,
              Series 1998-1, Class A4F,
              6.459% 03/15/21##......................................     10,681
   3,000    Fannie Mae Whole Loan, Series 2001-W1, Class AF3,
              5.690% 06/25/29##......................................      3,058
     685    First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24........................................        697
   3,615    Residential Asset Securities Corporation,
              Series 1999-KS1, Class AI3,
              6.110% 05/25/24........................................      3,645
   4,000    Residential Asset Securities Corporation,
              Series 2000-KS5, Class AI2,
              6.935% 10/25/20........................................      4,034
   3,000    Residential Asset Securities Corporation,
              Series 2002-KS2, Class AI1,
              2.019%** 11/25/17......................................      2,999
     858    Saxon Asset Securities Trust,
              Series 1998-1, Class MF1,
              7.050% 12/25/27........................................        863
   1,989    UCFC Home Equity Loan,
              Series 1997-B, Class A6,
              6.900% 10/15/28........................................      2,066
                                                                        --------
                                                                          28,043
                                                                        --------
            ASSET-BACKED -- OTHER -- 1.2%
   1,260    Augusta Funding Ltd. IV,
              Class A1,
              6.250% 11/15/02@.......................................      1,273
   5,437    First Sierra Receivables,
              Series 1999-1, Class A4,
              5.730% 09/15/04........................................      5,551

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED -- OTHER -- (CONTINUED)
 $ 1,010    PSE&G Transition Funding LLC,
              Series 2001-1, Class A1,
              5.460% 06/15/04........................................   $  1,017
                                                                        --------
                                                                           7,841
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost: $103,254).......................................    104,538
                                                                        --------
            CORPORATE BONDS AND NOTES -- 32.3%
            AUTOMOTIVE -- 1.4%
     756    Delphi Automotive Systems Corporation,
              6.125% 05/01/04........................................        768
   4,000    Ford Motor Credit Company,
              6.700% 07/16/04........................................      4,035
   3,000    PACCAR Financial Corporation,
              5.830% 03/14/03........................................      3,062
   1,030    Toyota Motor Credit Corporation,
              5.625% 11/13/03(a).....................................      1,057
                                                                        --------
                                                                           8,922
                                                                        --------
            BROADCASTING AND CABLE -- 0.8%
   2,200    Cox Communications, Inc.,
              6.500% 11/15/02(a).....................................      2,234
   3,000    Turner Broadcasting System, Inc.,
              7.400% 02/01/04........................................      3,135
                                                                        --------
                                                                           5,369
                                                                        --------
            CHEMICALS -- SPECIALTY -- 0.2%
   1,100    Praxair, Inc., 6.750% 03/01/03...........................      1,135
                                                                        --------
            COMMERCIAL BANKING -- 4.9%
   2,000    BB&T Corporation,
              7.050% 05/23/03........................................      2,065
   5,050    First Maryland Bancorp,
              8.375% 05/15/02##......................................      5,083
   2,865    First Union Corporation,
              6.625% 06/15/04........................................      2,995
   2,500    First USA Bank, N.A.,
              7.650% 08/01/03##......................................      2,622
   2,000    Firstar Corporation,
              6.500% 07/15/02........................................      2,023
   5,125    Golden State Holdings, Escrow Corporation, 7.000%
              08/01/03...............................................      5,178
   2,000    PNC Funding Corporation,
              6.875% 03/01/03........................................      2,061
   4,000    Popular, Inc., MTN, 6.375% 09/15/03......................      4,086
   5,000    Wells Fargo & Company,
              5.750% 02/01/03........................................      5,113
                                                                        --------
                                                                          31,226
                                                                        --------
            COMPUTER SERVICES -- 0.4%
   2,500    Electronic Data Systems Corporation,
              6.850% 10/15/04........................................      2,612
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            CONGLOMERATES -- 0.9%
 $ 5,500    Waste Management, Inc.,
              7.700% 10/01/02........................................   $  5,592
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 1.5%
   2,000    Countrywide Home Loans, Inc.,
              Series J,
              5.250% 06/15/04........................................      2,019
   4,000    Household Finance Corporation,
              5.875% 09/25/04........................................      4,025
   3,250    Washington Mutual Inc.,
              8.250% 10/01/02##......................................      3,326
                                                                        --------
                                                                           9,370
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 0.7%
   4,000    Federated Department Stores, Inc.,
              8.500% 06/15/03........................................      4,176
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 0.2%
   1,500    Bayer Corporation,
              6.500% 10/01/02@##.....................................      1,526
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.2%
   2,300    Carolina Power & Light,
              5.875% 01/15/04........................................      2,348
   2,000    Cinergy Corporation,
              6.250% 09/01/04##......................................      1,994
   3,100    Pennsylvania Power Company,
              6.375% 09/01/04........................................      3,174
                                                                        --------
                                                                           7,516
                                                                        --------
            ELECTRIC POWER -- NUCLEAR -- 0.3%
   2,000    American Electric Power Company, Inc.,
              5.500% 05/15/03##......................................      1,999
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 0.8%
   2,098    Nisource Finance Corporation,
              7.500% 11/15/03........................................      2,079
   2,700    TXU Gas Company,
              7.625% 10/15/02........................................      2,757
                                                                        --------
                                                                           4,836
                                                                        --------
            EXPLORATION AND PRODUCTION -- 0.9%
   2,565    Amerada Hess Corporation,
              5.300% 08/15/04##......................................      2,584
   3,000    Norcen Energy Resources Ltd.,
              6.800% 07/02/02##......................................      3,027
                                                                        --------
                                                                           5,611
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 2.9%
   3,000    Associates Corporation of North America,
              5.500% 02/15/04##......................................      3,075
   1,050    Capital One Bank,
              Series 4,
              6.500% 07/30/04........................................      1,025
   3,000    Caterpillar Financial Services Corporation,
              6.875% 08/01/04........................................      3,145
   4,000    General Electric Capital Corporation, MTN,
              4.250% 01/28/05(a).....................................      3,949

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
 $ 3,000    General Motors Acceptance Corporation,
              5.950% 03/14/03........................................   $  3,025
   4,000    Morgan Stanley Dean Witter and Company,
              Series C,
              7.375% 04/15/03........................................      4,161
                                                                        --------
                                                                          18,380
                                                                        --------
            FOOD AND DRUG STORES -- 0.5%
   3,000    Safeway Inc.,
              6.850% 09/15/04........................................      3,132
                                                                        --------
            FOOD PRODUCTS -- 1.0%
   1,000    ConAgra Foods, Inc.,
              5.500% 10/15/02........................................      1,013
   3,000    Kellogg Company,
              5.500% 04/01/03........................................      3,046
   2,075    Tyson Foods, Inc., Class A,
              6.625% 10/01/04@.......................................      2,122
                                                                        --------
                                                                           6,181
                                                                        --------
            HEALTH SERVICES -- 0.3%
   2,100    American Home Products Corporation,
              5.875% 03/15/04##......................................      2,167
                                                                        --------
            HOUSEHOLD PRODUCTS -- 0.5%
   3,000    The Gillette Company,
              3.750% 12/01/04........................................      2,958
                                                                        --------
            INSURANCE -- 2.0%
   5,000    Aon Corporation,
              7.400% 10/01/02##......................................      5,091
   4,000    Monumental Global Funding II,
              6.950% 10/01/03@.......................................      4,124
   2,000    New York Life Insurance Company,
              6.400% 12/15/03@.......................................      2,056
   1,200    Prudential Financial,
              6.875% 04/15/03@.......................................      1,236
                                                                        --------
                                                                          12,507
                                                                        --------
            INTEGRATED OIL -- 1.8%
   2,000    Conoco Inc.,
              2.597%** 10/15/02##....................................      2,002
   3,500    Phillips Petroleum Company,
              6.650% 03/01/03........................................      3,568
   4,000    Union Oil Company of California,
              6.375% 02/01/04........................................      4,085
   2,000    Valero Energy Corporation,
              6.750% 12/15/02@.......................................      2,026
                                                                        --------
                                                                          11,681
                                                                        --------
            INVESTMENT SERVICES -- 3.0%
   5,000    Bear Stearns Company, Inc.,
              6.125% 02/01/03##......................................      5,050
   4,000    Goldman Sachs Group LP,
              7.125% 03/01/03@.......................................      4,116
   3,000    Lehman Brothers Holdings Inc.,
              6.625% 04/01/04........................................      3,112

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
 $ 2,500    Merrill Lynch & Company, Inc., MTN,
              5.880% 01/15/04........................................   $  2,574
   4,000    Salomon, Inc.,
              6.750% 02/15/03........................................      4,126
                                                                        --------
                                                                          18,978
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 0.3%
   2,120    Abbott Laboratories,
              5.125% 07/01/04##......................................      2,160
                                                                        --------
            OIL REFINING AND MARKETING -- 0.3%
   1,850    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03........................................      1,855
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.8%
   2,259    International Paper Company,
              8.000% 07/08/03........................................      2,360
   3,000    Weyerhaeuser Company,
              5.500% 03/15/05@.......................................      2,988
                                                                        --------
                                                                           5,348
                                                                        --------
            PUBLISHING AND ADVERTISING -- 0.6%
   4,000    Gannett Company, Inc., 4.950% 04/01/05(a)................      3,995
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.9%
   2,326    FedEx Corporation,
              6.625% 02/12/04........................................      2,401
   3,500    Illinois Central Railroad Company,
              6.750% 05/15/03##......................................      3,567
                                                                        --------
                                                                           5,968
                                                                        --------
            REAL ESTATE -- 0.6%
   3,500    EOP Operating LP,
              6.625% 02/15/05##......................................      3,573
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 1.7%
   4,000    New York Telephone,
              6.500% 03/01/05........................................      4,140
   2,000    Qwest Corporation,
              7.200% 11/01/04........................................      1,867
   3,175    Sprint Capital Corporation,
              5.875% 05/01/04........................................      3,045
   2,000    WorldCom, Inc. - WorldCom Group,
              6.500% 05/15/04##......................................      1,801
                                                                        --------
                                                                          10,853
                                                                        --------
            UTILITIES -- MISCELLANEOUS -- 0.9%
   3,000    Dominion Resources, Inc.,
              6.000% 01/31/03##......................................      3,043
   2,500    Transcontinental Gas Pipeline,
              8.875% 09/15/02........................................      2,501
                                                                        --------
                                                                           5,544
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost: $203,664).......................................    205,170
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- 1.6%
 $ 2,479    Hanson Overseas B.V.,
              7.375% 01/15/03........................................   $  2,545
   3,000    Province of New Brunswick,
              7.625% 06/29/04........................................      3,228
   4,000    Republic Of Italy,
              7.250% 02/07/05........................................      4,278
                                                                        --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost: $10,119)........................................     10,051
                                                                        --------
            MORTGAGE-BACKED SECURITIES -- 1.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.2%
   1,200    Nomura Depositor Trust,
              Series 1998-ST1, Class A4,
              2.800%** 02/15/34......................................      1,199
                                                                        --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.3%
   1,401      6.000% 11/01/03 - 11/01/04##...........................      1,429
     247      6.500% 08/01/04........................................        254
     364      7.500% 11/01/09........................................        385
                                                                        --------
                                                                           2,068
                                                                        --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.7%
   4,396      6.375% 04/20/22........................................      4,467
                                                                        --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost: $7,642).........................................      7,734
                                                                        --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 8.7%
            FEDERAL HOME LOAN BANK (FHLB) -- 0.8%
   5,000      3.875% 12/15/04##......................................      4,930
                                                                        --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 6.6%
     668      6.775% 11/01/03........................................        690
  42,000      3.250% 01/15/04##......................................     41,612
                                                                        --------
                                                                          42,302
                                                                        --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 1.3%
   8,050      5.750% 04/15/03##......................................      8,275
                                                                        --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost: $55,905)........................................     55,507
                                                                        --------
            U.S. TREASURY OBLIGATIONS -- 36.5%
            U.S. TREASURY NOTES -- 33.5%
   3,000      5.875% 09/30/02........................................      3,055
  12,000      5.750% 10/31/02(a).....................................     12,240

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- (CONTINUED)
 $28,900      4.750% 01/31/03(a).....................................   $ 29,410
  60,800      6.250% 02/15/03(a).....................................     62,672
   9,800      3.875% 07/31/03(a).....................................      9,901
  51,625      5.250% 08/15/03(a).....................................     53,088
  29,500      4.250% 11/15/03(a).....................................     29,896
  12,200      3.250% 12/31/03(a).....................................     12,141
     324      5.250% 05/15/04(a).....................................        334
                                                                        --------
                                                                         212,737
                                                                        --------
            U.S. TREASURY STRIPS -- 3.0%
  21,300    Principal only,
              4.179%*** 11/15/04.....................................     19,069
                                                                        --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost: $232,708).......................................    231,806
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 31.9%
              (Cost: $202,632)
 202,632    Nations Cash Reserves, Capital Class Shares#.............    202,632
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $815,924*)................................  128.7%   817,438
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (28.7)%
            Receivable for investment securities sold................   $  2,999
            Receivable for Fund shares sold..........................      4,735
            Interest receivable......................................      6,730
            Variation margin/due to broker...........................        (98)
            Collateral on securities loaned..........................   (177,178)
            Payable for Fund shares redeemed.........................       (756)
            Investment advisory fee payable..........................       (106)
            Administration fee payable...............................       (116)
            Shareholder servicing and distribution fees payable......        (54)
            Due to custodian.........................................        (55)
            Distributions payable....................................     (1,567)
            Payable for investment securities purchased..............    (16,795)
            Accrued Trustees' fees and expenses......................        (54)
            Accrued expenses and other liabilities...................       (187)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................   (182,502)
                                                                        --------
            NET ASSETS........................................  100.0%  $634,936
                                                                        ========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold and
              futures contracts......................................   $ (5,133)
            Net unrealized appreciation of investments and futures
              contracts..............................................         12
            Paid-in capital..........................................    640,057
                                                                        --------
            NET ASSETS...............................................   $634,936
                                                                        ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002





                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($493,457,070 / 50,233,307 shares outstanding).........      $9.82
                                                                        ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($99,453,331 / 10,113,414 shares outstanding)..........      $9.83
                                                                        ========

            Maximum sales charge.....................................      1.00%
            Maximum offering price per share.........................      $9.93

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($2,511,010 / 255,537 shares outstanding)..............      $9.83
                                                                        ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($39,514,393 / 4,020,624 shares outstanding)...........      $9.83
                                                                        ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2002.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $177,178.

 ##All or a portion of security segregated as collateral for futures contracts.

 (a)
   All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002, is $171,715 and $170,864, respectively.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
---------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 7.0%
            ASSET-BACKED -- AUTO LOANS -- 3.8%
 $ 5,470    Capital Auto Receivables Asset Trust, Series 2001-2,
              Class A4,
              5.000% 12/15/06##......................................   $   5,547
   4,084    Honda Auto Receivables Owner Trust, Series 1999-1, Class
              A4,
              5.350% 10/15/04........................................       4,133
   2,931    MMCA Automobile Trust, Series 2000-1, Class A3,
              7.000% 06/15/04........................................       2,983
   5,000    Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06##......................................       4,970
                                                                        ---------
                                                                           17,633
                                                                        ---------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.3%
   1,150    Chase Credit Card Master Trust, Series 1996-4, Class B,
              2.250%** 07/15/06......................................       1,151
                                                                        ---------
            ASSET-BACKED -- HOME EQUITY LOANS -- 2.7%
   1,136    Chase Funding Mortgage Loan Asset-Backed, Series 2001-2,
              Class 1A1,
              2.010%** 04/25/16......................................       1,136
   3,816    First Alliance Mortgage Loan Trust, Series 1996-2, Class
              A3,
              8.225% 09/20/27##......................................       3,895
   1,200    GMAC Mortgage Corporation Loan Trust, Series 2002-HE2,
              Class A1,
              2.030%** 06/25/27......................................       1,200
   1,633    Indymac Home Equity Loan Asset-Backed Trust, Series
              2002-A, Class AF1,
              2.100% 05/25/17........................................       1,633
   3,295    Residential Asset Mortgage Products, Inc., Series
              2002-RS1, Class AI1,
              2.100%** 08/25/20......................................       3,295
   1,200    Residential Asset Securities Corporation, Series
              2002-KS2, Class AI1,
              2.019%** 11/25/17......................................       1,200
                                                                        ---------
                                                                           12,359
                                                                        ---------
            ASSET-BACKED -- OTHER -- 0.2%
   1,000    Conesco Finance, Series 2001-A, Class IA2,
              5.940% 03/15/32##......................................       1,015
                                                                        ---------
            TOTAL ASSET-BACKED SECURITIES
              (Cost: $32,217)........................................      32,158
                                                                        ---------
            CORPORATE OBLIGATIONS -- 3.5%
            COMMERCIAL PAPER -- 3.5%
   2,300    Consolidated Natural Gas Company
              Discount note 04/10/02.................................       2,299
   2,300    DaimlerChrysler AG
              Discount note 04/08/02##...............................       2,299
   2,300    General Mills, Inc.
              Discount note 04/05/02##...............................       2,299

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
---------------------------------------------------------------------------------
            COMMERCIAL PAPER -- (CONTINUED)
 $ 2,300    Powergen
              Discount note 04/10/02.................................   $   2,299
   2,300    Time Warner Entertainment
              Discount note 04/10/02##...............................       2,299
   2,300    Viacom Inc.
              Discount note 04/11/02.................................       2,299
   2,300    Weyerhaeuser Company
              Discount note 04/02/02##...............................       2,299
                                                                        ---------
            TOTAL CORPORATE OBLIGATIONS
              (Cost: $16,093)........................................      16,093
                                                                        ---------
            MORTGAGE-BACKED SECURITIES -- 37.8%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 5.6%
   5,350    Chase Manhattan Bank - First Union National, Series
              1999-1, Class A2,
              7.439% 07/15/09##......................................       5,699
   5,000    DLJ Commercial Mortgage Corporation, Series 1999-CG2,
              Class A1B,
              7.300% 06/10/09##......................................       5,301
   6,800    First Union National Bank Commercial Mortgage, Series
              2000-C1, Class A2,
              7.841% 05/17/32##......................................       7,388
  19,389    Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Class IO,
              0.667%** 12/15/30......................................         853
   1,765    PNC Mortgage Acceptance Corporation, Series 1999-CM1,
              Class A1B,
              7.330% 10/10/09........................................       1,863
   4,546    PNC Mortgage Acceptance Corporation, Series 2001-C1,
              Class A1,
              5.910% 03/12/34##......................................       4,559
                                                                        ---------
                                                                           25,663
                                                                        ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 6.1%
  28,800    5.750% 01/15/12(a).......................................      28,062
                                                                        ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 21.5%
  42,000    7.000% 07/15/05(a)##.....................................      44,894
  46,400    5.000% 01/15/07(a).......................................      45,879
   2,708    9.000% 04/01/16##........................................       2,914
   3,841    8.500% 04/01/17##........................................       4,132
                                                                        ---------
                                                                           97,819
                                                                        ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 4.6%
   6,735    6.375% 04/20/22##........................................       6,842
   5,989    5.323%** 06/20/29##......................................       6,040
   8,346    6.500% 07/15/29##........................................       8,338
                                                                        ---------
                                                                           21,220
                                                                        ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
---------------------------------------------------------------------------------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost: $173,959).......................................   $ 172,764
                                                                        ---------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.5%
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.5%
 $   701    6.775% 11/01/03##........................................         724
  20,000    3.250% 01/15/04(a).......................................      19,816
                                                                        ---------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost: $20,675)........................................      20,540
                                                                        ---------
            U.S. TREASURY OBLIGATIONS -- 30.2%
            U.S. TREASURY NOTES -- 23.4%
  87,800    6.250% 02/15/03(a).......................................      90,502
  16,100    3.875% 07/31/03(a).......................................      16,266
                                                                        ---------
                                                                          106,768
                                                                        ---------
            U.S. TREASURY STRIPS -- 6.8%
  34,875    Principal only,
              4.179%*** 11/15/04##...................................      31,223
                                                                        ---------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost: $138,556).......................................     137,991
                                                                        ---------
            SHORT TERM INVESTMENTS -- 3.9%
              (Cost: $17,776)
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 3.9%
  17,801      Discount note 04/30/02##...............................      17,776
                                                                        ---------
 SHARES                                                                  VALUE
 (000)                                                                   (000)
---------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 50.3%
              (Cost $229,382)
 229,382    Nations Cash Reserves, Capital Class Shares#.............   $ 229,382
                                                                        ---------
            TOTAL INVESTMENTS
              (Cost $628,658*)................................  137.2%    626,704
                                                                        ---------
            OTHER ASSETS AND LIABILITIES (NET)................  (37.2)%
            Cash.....................................................   $      27
            Unrealized appreciation on swap contracts................         491
            Receivable for Fund shares sold..........................         669
            Interest receivable......................................       3,670
            Variation margin/due to broker...........................        (235)
            Collateral on securities loaned..........................    (156,927)
            Payable for Fund shares redeemed.........................      (1,352)
            Investment advisory fee payable..........................        (117)
            Administration fee payable...............................         (86)
            Shareholder servicing and distribution fees payable......         (30)
            Distributions payable....................................      (1,122)
            Payable for investment securities purchased..............     (14,457)
            Accrued Trustees' fees and expenses......................         (72)
            Accrued expenses and other liabilities...................        (254)
                                                                        ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (169,795)
                                                                        ---------
            NET ASSETS........................................  100.0%  $ 456,909
                                                                        =========
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on investments sold,
              futures contracts and swaps............................   $  (1,222)
            Net unrealized depreciation of investments, futures
              contracts and swaps....................................      (3,613)
            Paid-in capital..........................................     461,744
                                                                        ---------
            NET ASSETS...............................................   $ 456,909
                                                                        =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                         VALUE
---------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($390,542,405 / 93,867,253 shares outstanding).........       $4.16
                                                                        =========

            PRIMARY B SHARES:
            Net asset value, offering and redemption price per share
              ($146,642 / 35,257 shares outstanding).................       $4.16
                                                                        =========

            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($41,925,724 / 10,083,772 shares outstanding)..........       $4.16
                                                                        =========

            Maximum sales charge.....................................       3.25%
            Maximum offering price per share.........................       $4.30

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($17,474,380 / 4,199,967 shares outstanding)...........       $4.16
                                                                        =========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($6,820,402 / 1,641,616 shares outstanding)............       $4.15
                                                                        =========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2002.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $156,927.

 ##All or a portion of security segregated as collateral for futures contracts.

 (a)
   All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002, is $154,133 and $151,653, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 7.6%
            ASSET-BACKED -- AUTO LOANS -- 3.2%
 $ 2,700    Capital Auto Receivables Asset Trust, Series 2001-2,
              Class A4,
              5.000% 12/15/06##......................................   $  2,739
   2,399    Honda Auto Receivables Owner Trust, Series 1999-1, Class
              A4,
              5.350% 10/15/04........................................      2,427
   1,675    MMCA Automobile Trust, Series 2000-1, Class A3,
              7.000% 06/15/04........................................      1,704
   2,000    Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06........................................      1,988
                                                                        --------
                                                                           8,858
                                                                        --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.3%
     700    Chase Credit Card Master Trust, Series 1996-4, Class B,
              2.250%** 07/15/06##....................................        701
                                                                        --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 3.7%
     697    Chase Funding Mortgage Loan Asset-Backed, Series 2001-2,
              Class 1A1,
              2.010%** 04/25/16......................................        697
   2,440    First Alliance Mortgage Loan Trust, Series 1996-2, Class
              A3,
              8.225% 09/20/27........................................      2,491
   2,000    GMAC Mortgage Corporation Loan Trust, Series 2002-HE2,
              Class A1,
              2.030%** 06/25/27......................................      2,000
     950    Indymac Home Equity Loan
              Asset-Backed Trust,
              Series 2002-A, Class AF1,
              2.100% 05/25/17........................................        950
   1,883    Residential Asset Mortgage Products, Inc., Series
              2002-RS1, Class AI1,
              2.100%** 08/25/20......................................      1,883
   2,000    Residential Asset Securities Corporation, Series
              2002-KS2, Class AI1,
              2.019%** 11/25/17......................................      1,999
                                                                        --------
                                                                          10,020
                                                                        --------
            ASSET-BACKED -- OTHER -- 0.4%
   1,064    Export Funding Trust, Series 1995-A, Class A,
              8.210% 12/29/06##......................................      1,155
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost: $20,663)........................................     20,734
                                                                        --------
            CORPORATE OBLIGATIONS -- 3.6%
            COMMERCIAL PAPER -- 3.6%
   1,400    Consolidated Natural Gas Company Discount note
              04/10/02...............................................      1,399
   1,400    DaimlerChrysler AG
              Discount note 04/08/02.................................      1,399

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            COMMERCIAL PAPER -- (CONTINUED)
 $ 1,400    General Mills, Inc.
              Discount note 04/05/02.................................   $  1,400
   1,400    Powergen
              Discount note 04/10/02.................................      1,399
   1,400    Time Warner Entertainment
              Discount note 04/10/02.................................      1,399
   1,400    Viacom Inc.
              Discount note 04/11/02.................................      1,399
   1,400    Weyerhaeuser Company
              Discount note 04/02/02.................................      1,401
                                                                        --------
            TOTAL CORPORATE OBLIGATIONS
              (Cost: $9,796).........................................      9,796
                                                                        --------
            MORTGAGE-BACKED SECURITIES -- 36.3%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.5%
   4,180    First Union National Bank Commercial Mortgage,
              Series 2000-C1, Class A2,
              7.841% 05/17/32##......................................      4,543
  11,627    Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Class IO,
              0.667%** 12/15/30......................................        511
   3,737    PNC Mortgage Acceptance Corporation, Series 2001-C1,
              Class A1,
              5.910% 03/12/34........................................      3,748
  34,801    Vendee Mortgage Trust, Series 1998-1, Class 2, Interest
              only, 0.436%** 09/15/27................................        438
  33,692    Vendee Mortgage Trust, Series 1998-3, Class 1, Interest
              only, 0.301%** 03/15/29................................        329
                                                                        --------
                                                                           9,569
                                                                        --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 7.1%
     333      10.000% 05/01/05 - 09/01/18............................        361
   1,032      8.500% 01/01/06 - 09/01/20.............................      1,112
     204      8.000% 08/01/07 - 08/01/17.............................        214
      21      7.500% 02/01/08........................................         22
     198      9.000% 05/01/09 - 12/01/16.............................        213
  15,000      5.750% 01/15/12##......................................     14,615
     798      9.500% 04/01/18 - 01/01/29.............................        860
   2,026      6.500% 09/15/25##......................................      2,040
                                                                        --------
                                                                          19,437
                                                                        --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 21.6%
  19,708      7.000% 07/01/03 - 07/15/05(a)..........................     21,062
     869      10.000% 10/01/06 - 04/01/20............................        939
  20,715      5.000% 01/15/07(a).....................................     20,482
      35      8.250% 04/01/09........................................         37
      69      7.500% 06/01/09........................................         72
      43      8.000% 06/01/09........................................         45
     154      8.500% 12/01/11 - 07/01/21.............................        163
   5,119      6.565% 07/01/16##......................................      5,187
     462      9.000% 12/01/16 - 09/01/24.............................        504
   3,584      9.500% 04/01/20 - 08/01/21##...........................      3,918

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- (CONTINUED)
 $ 6,800      6.625% 11/15/30(a).....................................   $  6,853
     136      6.244%** 08/01/36......................................        139
                                                                        --------
                                                                          59,401
                                                                        --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 4.1%
     130      9.500% 08/15/02 - 04/20/06.............................        137
     197      10.500% 03/15/03 - 04/15/21............................        224
     146      10.000% 11/15/03 - 03/15/21............................        159
     209      9.000% 06/15/07 - 03/15/27.............................        226
   2,084      7.500% 09/15/07 - 12/15/25.............................      2,190
     175      7.000% 02/15/09 - 06/15/23.............................        179
   1,250      8.500% 10/15/09 - 02/20/29.............................      1,345
     226      6.000% 12/15/10........................................        229
      24      13.000% 01/15/11 - 04/15/11............................         29
   2,181      8.000% 11/15/14 - 07/15/29.............................      2,320
      62      11.000% 11/15/15 - 10/20/20............................         71
   4,247      6.500% 04/15/29 - 01/15/31##...........................      4,250
                                                                        --------
                                                                          11,359
                                                                        --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost: $100,940).......................................     99,766
                                                                        --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.8%
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.8%
     390      6.775% 11/01/03........................................        403
  13,000      3.250% 01/15/04##......................................     12,880
                                                                        --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost: $13,371)........................................     13,283
                                                                        --------
            U.S. TREASURY OBLIGATIONS -- 29.0%
            U.S. TREASURY NOTES -- 26.0%
  58,000      6.250% 02/15/03(a).....................................     59,785
   9,060      5.875% 11/15/04........................................      9,456
   2,000      6.750% 05/15/05##......................................      2,138
                                                                        --------
                                                                          71,379
                                                                        --------
            U.S. TREASURY STRIPS -- 3.0%
   6,400    Principal only, 4.179%*** 11/15/04.......................      5,729
  12,090    Principal only, 5.946%*** 11/15/27.......................      2,555
                                                                        --------
                                                                           8,284
                                                                        --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost: $80,133)........................................     79,663
                                                                        --------
            SHORT TERM INVESTMENTS -- 12.7%
              (Cost: $34,998)
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 12.7%
  35,000    Discount note 04/02/02...................................     34,998
                                                                        --------
 SHARES                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 40.6%
              (Cost: $111,456)
 111,456    Nations Cash Reserves, Capital Class Shares#.............   $111,456
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $371,357*)................................  134.6%   369,696
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (34.6)%
            Cash.....................................................   $     20
            Unrealized appreciation on swaps.........................        315
            Receivable for investment securities sold................      1,768
            Receivable for Fund shares sold..........................        692
            Interest receivable......................................      2,471
            Variation margin/due to broker...........................       (495)
            Collateral on securities loaned..........................    (94,797)
            Payable for Fund shares redeemed.........................       (417)
            Investment advisory fee payable..........................        (94)
            Administration fee payable...............................        (40)
            Shareholder servicing and distribution fees payable......        (56)
            Distributions payable....................................       (518)
            Payable for investment securities purchased..............     (3,780)
            Accrued Trustees' fees and expenses......................        (72)
            Accrued expenses and other liabilities...................        (94)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (95,097)
                                                                        --------
            NET ASSETS........................................  100.0%  $274,599
                                                                        ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income.........   $   (394)
            Accumulated net realized loss on investments sold,
              futures contracts and swaps............................    (16,566)
            Net unrealized depreciation of investments, futures
              contracts and swaps....................................     (4,357)
            Paid-in capital..........................................    295,916
                                                                        --------
            NET ASSETS...............................................   $274,599
                                                                        ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002





                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($168,621,346 / 17,221,910 shares outstanding).........      $9.79
                                                                        ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($54,166,806 / 5,539,816 shares outstanding)...........      $9.78
                                                                        ========

            Maximum sales charge.....................................      4.75%
            Maximum offering price per share.........................     $10.27

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($49,611,077 / 5,066,772 shares outstanding)...........      $9.79
                                                                        ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($2,199,849 / 225,315 shares outstanding)..............      $9.76
                                                                        ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2002.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $94,797.

 ##All or a portion of security segregated as collateral for futures contracts.

 (a)
   All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002, is $92,593 and $91,623, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.7%
            Investment in Nations Master Investment Trust,
              Intermediate Bond Master Portfolio*....................   $327,712
                                                                        --------
            TOTAL INVESTMENTS.................................   99.7%   327,712
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................    0.3%
            Receivable for Fund shares sold..........................      1,817
            Payable for Fund shares redeemed.........................       (590)
            Administration fee payable...............................        (47)
            Shareholder servicing and distribution fees payable......        (20)
            Accrued Trustees' fees and expenses......................        (44)
            Accrued expenses and other liabilities...................        (54)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................      1,062
                                                                        --------
            NET ASSETS........................................  100.0%  $328,774
                                                                        ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $    172
            Accumulated net realized loss on investments.............     (2,265)
            Net unrealized depreciation of investments...............     (3,575)
            Paid-in capital..........................................    334,442
                                                                        --------
            NET ASSETS...............................................   $328,774
                                                                        ========



                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($261,018,360 / 27,746,857 shares outstanding).........      $9.41
                                                                        ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($58,166,639 / 6,166,809 shares outstanding)...........      $9.43
                                                                        ========
            Maximum sales charge.....................................      3.25%
            Maximum offering price per share.........................      $9.75

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($7,003,276 / 745,737 shares outstanding)..............      $9.39
                                                                        ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($2,585,610 / 248,830 shares outstanding)..............     $10.39
                                                                        ========

---------------

*The financial statements of the Intermediate Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 10.9%
            ASSET-BACKED -- AUTO LOANS -- 2.1%
 $   859    ANRC Auto Owner Trust,
              Series 1999-A, Class A3,
              6.750% 12/15/03##......................................   $      864
   2,979    Chase Manhattan Auto Owner Trust,
              Series 1998-A, Class A4,
              5.800% 12/16/02##......................................        2,997
     396    Chase Manhattan Auto Owner Trust,
              Series 2000-A, Class A2,
              6.300% 06/15/03##......................................          396
   1,407    CPS Auto Trust,
              Series 1998-4, Class A3,
              5.740% 09/15/03##......................................        1,421
   2,071    Daimler Chrysler Auto Trust,
              Series 2000-C, Class A2,
              6.810% 07/06/03##......................................        2,076
  22,091    Distribution Financial Services RV Trust,
              Series 1999-1, Class A4,
              5.840% 10/17/11##......................................       22,647
   6,610    Ford Credit Auto Owner Trust,
              Series 2002-B, Class B,
              5.180% 10/16/06##......................................        6,603
   3,242    Honda Auto Receivables Owner Trust,
              Series 1999-1, Class A4,
              5.350% 10/15/04##......................................        3,280
     656    MMAC Automobile Trust,
              Series 2000-2, Class A2,
              6.720% 07/15/03##......................................          658
   3,350    MMCA Automobile Trust,
              Series 2000-1, Class A3,
              7.000% 06/15/04##......................................        3,409
   1,000    MMCA Automobile Trust,
              Series 2001-2, Class B,
              5.750% 06/15/07##......................................        1,017
     936    Premier Auto Trust,
              Series 1998-3, Class A4,
              5.960% 10/08/02##......................................          941
   1,470    Toyota Auto Receivables Owner Trust,
              Series 2001-A, Class A2,
              5.380% 12/15/03........................................        1,475
                                                                        ----------
                                                                            47,784
                                                                        ----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 3.5%
  12,000    American Express Credit Account Master Trust,
              Series 1998-1, Class B,
              2.150%** 01/17/06##....................................       11,996
   5,750    Chase Credit Card Master Trust,
              Series 1996-4, Class B,
              2.250%** 07/15/06......................................        5,757
   4,000    Chase Credit Card Master Trust,
              Series 2000-2, Class B,
              2.190%** 07/15/05##....................................        4,000
   2,165    Chase Credit Card Master Trust,
              Series 2002-2, Class C,
              2.580%** 07/15/05##....................................        2,162

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- (CONTINUED)
 $ 4,675    Chemical Master Credit Card Trust 1,
              Series 1995-3, Class B,
              6.390% 04/15/05##......................................   $    4,738
   8,474    Discover Card Master Trust I,
              Series 1998-3, Class B,
              2.190%** 09/16/05##....................................        8,474
   2,500    Discover Card Master Trust I,
              Series 2001-4, Class A,
              1.990%** 10/16/06##....................................        2,501
  14,703    First USA Credit Card Master Trust,
              Series 1997-6, Class B,
              6.580% 03/17/05##......................................       14,873
  15,000    Metris Master Trust,
              Series 1997-1, Class B,
              7.110% 10/20/05##......................................       15,028
  10,000    World Financial Network Credit Card Master Trust,
              Series 1996-B, Class A,
              6.950% 04/15/06##......................................       10,405
                                                                        ----------
                                                                            79,934
                                                                        ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 5.3%
   4,499    Amresco Residential Securities Mortgage Loan Trust,
              Series 1996-2, Class A1,
              7.925% 05/25/27##......................................        4,488
   2,724    Block Mortgage Finance Inc.,
              Series 1997-2, Class A6,
              2.110%** 05/25/27##....................................        2,724
   1,325    Bombardier Capital Mortgage Securitization,
              Series 1998-A, Class A3,
              6.230% 04/15/28##......................................        1,348
   5,127    Conseco Finance,
              Series 2001-D, Class A1A,
              2.150%** 11/15/32##....................................        5,129
   1,665    EQCC Home Equity Loan Trust,
              Series 1999-3, A2F,
              6.887% 07/25/13##......................................        1,679
  13,700    Fannie Mae Whole Loan,
              Series 2001-W1, Class AF3,
              5.690% 06/25/29##......................................       13,965
   7,373    First Alliance Mortgage Loan Trust,
              Series 1994-2, Class A1,
              7.625% 07/25/25##......................................        7,646
   2,406    First Plus Home Loan Trust,
              Series 1998-2, Class M1,
              7.220% 05/10/24##......................................        2,450
  16,800    GMAC Mortgage Corporation Loan Trust, Series 2002-HE2,
              Class A1,
              2.030%** 06/27/27##....................................       16,801
   6,500    Green Tree Home Equity Loan Trust,
              Series 1999-D, Class A3,
              7.300% 08/15/18........................................        6,638

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- (CONTINUED)
 $ 1,950    Green Tree Home Improvement Loan Trust,
              Series 1998-D, Class HEA4,
              6.250% 08/15/29##......................................   $    1,958
   2,351    IMC Home Equity Loan Trust,
              Series 1997-5, Class A7,
              6.900% 01/20/22##......................................        2,396
   7,900    Indymac Home Equity Loan Asset-Backed Trust,
              Series 2002-A, Class AF1,
              2.100% 05/25/17........................................        7,900
   5,177    Residential Asset Mortgage Products, Inc., Series
              2002-RS1, Class AI1,
              2.100%** 08/25/20......................................        5,177
   1,025    Residential Asset Securities Corporation,
              Series 1999-KS1, Class AI3,
              6.110% 05/25/24##......................................        1,034
   2,665    Residential Asset Securities Corporation,
              Series 1999-KS1, Class AI4,
              6.280% 08/25/25##......................................        2,713
   6,954    Residential Asset Securities Corporation,
              Series 2000-KS3, Class AI2,
              7.760% 10/25/20........................................        6,981
  16,800    Residential Asset Securities Corporation,
              Series 2002-KS2, Class AI1,
              2.019%** 11/25/17......................................       16,795
  10,338    Residential Funding Mortgage Securities II,
              Series 2001-HS3, Class AI1,
              2.080%** 08/25/12......................................       10,339
   4,044    Residential Funding Mortgage Securities,
              Series 1999-HS2, Class AI4,
              6.340% 07/25/29........................................        4,074
   2,632    Saxon Asset Securities Trust,
              Series 1998-1, Class MF1,
              7.050% 12/25/27........................................        2,648
                                                                        ----------
                                                                           124,883
                                                                        ----------
            ASSET-BACKED -- OTHER -- 0.0%+
     362    Chase Manhattan Marine Owner Trust,
              Series 1997-A, Class A5,
              6.420% 10/15/09##......................................          364
     475    Great American Leasing Receivables,
              Series 2000-1, Class A2,
              7.360% 12/20/02........................................          476
                                                                        ----------
                                                                               840
                                                                        ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost: $252,449).......................................      253,441
                                                                        ----------
            CORPORATE BONDS AND NOTES -- 36.2%
            AEROSPACE AND DEFENSE -- 0.3%
   7,998    Boeing Capital Corporation,
              5.650% 05/15/06##......................................        7,913
                                                                        ----------

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- (CONTINUED)
            AIRLINES -- 0.5%
 $ 2,000    AMR Corporation,
              9.000% 08/01/12(a).....................................   $    1,940
   1,000    Continental Airlines, Inc., Class B,
              8.000% 12/15/05##......................................          965
   1,491    Delta Air Lines, Inc.,
              8.300% 12/15/29(a).....................................        1,266
   7,580    US Airways, Inc.,
              Series 2002-G,
              8.020% 02/05/19........................................        7,712
                                                                        ----------
                                                                            11,883
                                                                        ----------
            APPAREL AND TEXTILES -- 0.1%
   2,005    Levi Strauss & Company,
              6.800% 11/01/03##......................................        1,955
                                                                        ----------
            AUTOMOTIVE -- 3.7%
   4,039    Delphi Automotive Systems Corporation,
              6.125% 05/01/04##......................................        4,102
   9,789    Ford Motor Company,
              7.450% 07/16/31##......................................        8,842
  12,015    Ford Motor Credit Company,
              7.600% 08/01/05##......................................       12,230
  12,235    Ford Motor Credit Company,
              5.800% 01/12/09##......................................       11,023
   8,758    Ford Motor Credit Company,
              7.375% 10/28/09........................................        8,591
   7,330    General Motors Acceptance Corporation,
              6.125% 09/15/06(a).....................................        7,233
   5,048    General Motors Acceptance Corporation,
              6.150% 04/05/07(a).....................................        4,953
   9,787    General Motors Acceptance Corporation,
              6.875% 09/15/11##......................................        9,531
  11,826    General Motors Acceptance Corporation,
              8.000% 11/01/31........................................       11,837
   2,184    Lear Corporation,
              Series B,
              8.110% 05/15/09##......................................        2,231
   6,875    Toyota Motor Credit Corporation,
              5.625% 11/13/03(a).....................................        7,054
                                                                        ----------
                                                                            87,627
                                                                        ----------
            BROADCASTING AND CABLE -- 1.3%
   1,352    Adelphia Communications Corporation, Class A,
              10.250% 11/01/06(a)....................................        1,257
   8,400    AOL Time Warner Inc.,
              7.625% 04/15/31##......................................        8,330
   6,464    Charter Communications Holdings LLC,
              10.000% 05/15/11@##....................................        6,173
   3,193    Comcast Cable Communications,
              7.125% 06/15/13##......................................        3,136
   2,546    EchoStar DBS Corporation,
              9.125% 01/15/09@(a)....................................        2,622
   2,168    Emmis Communications Corporation,
              Series B,
              8.125% 03/15/09##......................................        2,211

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
 $ 1,000    Insight Communications Company,
              (0.000)% due 02/15/11
              12.250% beginning 02/15/06##...........................   $      653
   3,405    Time Warner Inc.,
              8.110% 08/15/06##......................................        3,660
   1,906    Walt Disney Company,
              6.375% 03/01/12........................................        1,858
                                                                        ----------
                                                                            29,900
                                                                        ----------
            BUILDING MATERIALS -- 0.2%
   2,278    American Standard Inc.,
              7.125% 02/15/03(a).....................................        2,324
   1,000    American Standard Inc.,
              7.375% 04/15/05##......................................        1,010
   2,040    Nortek, Inc., Series B,
              9.875% 06/15/11##......................................        2,106
                                                                        ----------
                                                                             5,440
                                                                        ----------
            CHEMICALS -- BASIC -- 0.4%
   6,561    IMC Global Inc.,
              6.500% 08/01/03##......................................        6,610
   1,522    Lyondell Chemical Company, Series B,
              9.875% 05/01/07##......................................        1,549
                                                                        ----------
                                                                             8,159
                                                                        ----------
            CHEMICALS -- SPECIALTY -- 0.8%
   3,530    Methanex Corporation,
              7.400% 08/15/02##......................................        3,546
   4,320    NL Industries, Inc.,
              11.750% 10/15/03(a)....................................        4,363
   3,059    Praxair, Inc.,
              6.500% 03/01/08##......................................        3,100
     500    Solutia Inc.,
              6.500% 10/15/02........................................          482
   4,207    The Dow Chemical Company,
              6.125% 02/01/11(a).....................................        4,058
   3,000    The Dow Chemical Company,
              7.375% 11/01/29##......................................        3,062
                                                                        ----------
                                                                            18,611
                                                                        ----------
            COMMERCIAL BANKING -- 2.0%
  11,570    Bank One Corporation,
              6.000% 08/01/08##......................................       11,489
   6,917    FleetBoston Financial Corporation,
              7.250% 09/15/05##......................................        7,320
   1,900    PNC Funding Corporation,
              7.000% 09/01/04##......................................        1,987
   4,605    PNC Funding Corporation,
              5.750% 08/01/06........................................        4,586
   5,255    Popular North America Inc., Series E,
              6.125% 10/15/06##......................................        5,148
   6,661    U.S. Bank NA, Minnesota,
              6.375% 08/01/11##......................................        6,625
   8,885    Wachovia Corporation,
              4.950% 11/01/06........................................        8,631
                                                                        ----------
                                                                            45,786
                                                                        ----------

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 0.3%
 $ 3,433    Allied Waste North America, Inc.,
              Series B,
              10.000% 08/01/09.......................................   $    3,493
   1,923    Coinmach Corporation,
              9.000% 02/01/10@##.....................................        1,981
     543    Vicar Operating Inc.,
              9.875% 12/01/09@##.....................................          570
                                                                        ----------
                                                                             6,044
                                                                        ----------
            COMPUTER SERVICES -- 0.1%
   3,181    Electronic Data Systems Corporation,
              6.850% 10/15/04##......................................        3,323
                                                                        ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
   1,654    International Business Machines Corporation,
              6.500% 01/15/28##......................................        1,575
   2,761    Seagate Technology International,
              13.500%** 11/15/07@##..................................        3,134
                                                                        ----------
                                                                             4,709
                                                                        ----------
            CONGLOMERATES -- 0.2%
   4,104    Waste Management, Inc.,
              7.375% 08/01/10##......................................        4,069
                                                                        ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.4%
  10,237    Countrywide Home Loans, Inc., Series J,
              5.500% 08/01/06........................................       10,066
                                                                        ----------
            DEPARTMENT AND DISCOUNT STORES -- 0.6%
   5,000    Sears Roebuck Acceptance Corporation,
              6.750% 08/15/11(a).....................................        4,972
   2,581    Target Corporation,
              5.875% 03/01/12........................................        2,500
   5,935    Wal-Mart Stores, Inc.,
              5.450% 08/01/06##......................................        5,993
                                                                        ----------
                                                                            13,465
                                                                        ----------
            DIVERSIFIED MANUFACTURING -- 0.4%
   2,922    General Electric Global Insurance Holding Corporation,
              7.000% 02/15/26##......................................        2,850
     831    The Scotts Company,
              8.625% 01/15/09@.......................................          860
   3,670    The Scotts Company, Class A,
              8.625% 01/15/09##......................................        3,798
   3,322    Tyco International Group SA,
              6.875% 01/15/29........................................        2,793
                                                                        ----------
                                                                            10,301
                                                                        ----------
            ELECTRIC POWER -- NON NUCLEAR -- 3.2%
   4,955    AES Corporation,
              8.750% 12/15/02(a).....................................        4,608
  11,915    American Electric Power Company, Inc.,
              Series A,
              6.125% 05/15/06(a).....................................       11,829

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 Hy$2,217   Calpine Corporation,
              8.500% 02/15/11(a).....................................   $    1,768
   4,320    Cinergy Corporation,
              6.250% 09/01/04##......................................        4,307
   5,017    Constellation Energy Group, Inc.,
              7.600% 04/01/32##......................................        4,938
   3,775    DPL Inc.,
              6.875% 09/01/11##......................................        3,579
   3,697    Duke Energy Corporation,
              6.250% 01/15/12##......................................        3,615
  10,800    Exelon Generation Company LLC,
              6.950% 06/15/11##......................................       10,755
   4,062    FirstEnergy Corporation, Series B,
              6.450% 11/15/11##......................................        3,734
   7,880    Progress Energy, Inc.,
              7.100% 03/01/11(a).....................................        8,040
   2,447    Progress Energy, Inc.,
              7.750% 03/01/31........................................        2,544
   8,515    PSEG Power LLC,
              6.875% 04/15/06(a).....................................        8,575
   3,582    Southern Company Capital Funding, Series A,
              5.300% 02/01/07........................................        3,495
   2,894    Virginia Electric and Power Company, Series A,
              5.375% 02/01/07........................................        2,828
                                                                        ----------
                                                                            74,615
                                                                        ----------
            ELECTRICAL EQUIPMENT -- 0.1%
   2,893    Flextronics International Ltd.,
              9.875% 07/01/10(a).....................................        3,099
                                                                        ----------
            ENERGY -- MISCELLANEOUS -- 0.5%
   8,392    Nisource Finance Corporation,
              7.500% 11/15/03##......................................        8,314
   3,069    PSEG Energy Holdings Inc.,
              8.500% 06/15/11........................................        2,935
                                                                        ----------
                                                                            11,249
                                                                        ----------
            EXPLORATION AND PRODUCTION -- 0.5%
   2,747    Anadarko Finance Company, Series B,
              6.750% 05/01/11##......................................        2,758
   5,388    Anadarko Finance Company, Series B,
              7.500% 05/01/31##......................................        5,499
   2,455    Pure Resources, Inc.,
              7.125% 06/15/11........................................        2,324
                                                                        ----------
                                                                            10,581
                                                                        ----------
            FINANCE -- MISCELLANEOUS -- 3.6%
   4,636    Associates Corporation of North America, 6.950%
              11/01/18##.............................................        4,660
   7,203    Capital One Bank,
              6.875% 02/01/06##......................................        6,957
   1,818    Capital One Bank, Series 4,
              6.500% 07/30/04##......................................        1,775
   8,560    Caterpillar Finance Services Corporation,
              5.950% 05/01/06##......................................        8,630
  10,108    Citigroup Inc.,
              7.250% 10/01/10##......................................       10,636

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
 $   700    Citigroup Inc.,
              6.000% 02/21/12##......................................   $      678
  14,604    General Electric Capital Corporation, Series A,
              6.750% 03/15/32........................................       14,114
   3,950    Household Finance Corporation,
              6.500% 01/24/06##......................................        3,960
   8,766    Household Finance Corporation,
              5.875% 02/01/09##......................................        8,236
   8,796    Household Finance Corporation,
              6.750% 05/15/11........................................        8,528
   9,593    Prudential Funding LLC,
              6.600% 05/15/08@.......................................        9,700
   1,060    Rent-A-Center, Inc.,
              11.000% 08/15/08@##....................................        1,124
   4,000    Standard Credit Card Trust, Series B,
              6.150% 10/07/04##......................................        4,096
                                                                        ----------
                                                                            83,094
                                                                        ----------
            FOOD AND DRUG STORES -- 0.4%
   5,287    Fred Meyer, Inc.,
              7.450% 03/01/08##......................................        5,586
   1,030    Marsh Supermarkets, Inc., Series B,
              8.875% 08/01/07##......................................        1,030
   2,037    Pathmark Stores Inc.,
              8.750% 02/01/12@(a)....................................        2,098
                                                                        ----------
                                                                             8,714
                                                                        ----------
            FOOD PRODUCTS -- 1.4%
   1,806    Del Monte Corporation, Series B,
              9.250% 05/15/11##......................................        1,896
   7,115    Kellogg Company, Series B,
              6.000% 04/01/06##......................................        7,147
   2,311    Land O' Lakes Inc.,
              8.750% 11/15/11@(a)....................................        2,299
     841    Pilgrim's Pride Corporation, Class B,
              9.625% 09/15/11........................................          883
   8,869    Sara Lee Corporation,
              6.250% 09/15/11........................................        8,781
   1,090    The Great Atlantic & Pacific Tea Company, Inc.,
              7.750% 04/15/07##......................................        1,082
   7,187    Tyson Foods, Inc., Class A,
              7.250% 10/01/06@##.....................................        7,347
   2,700    Unilever Capital Corporation,
              6.750% 11/01/03##......................................        2,832
                                                                        ----------
                                                                            32,267
                                                                        ----------
            HEALTH SERVICES -- 0.4%
   2,235    Cardinal Health, Inc.,
              6.750% 02/15/11##......................................        2,290
   5,625    Wellpoint Health Networks Inc.,
              6.375% 06/15/06........................................        5,704
     807    Wellpoint Health Networks Inc.,
              6.375% 01/15/12##......................................          790
                                                                        ----------
                                                                             8,784
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            HOUSING AND FURNISHING -- 0.3%
 $ 3,055    Hanson Overseas B.V.,
              6.750% 09/15/05##......................................   $    3,144
   1,559    Standard Pacific Corporation,
              8.500% 04/01/09........................................        1,575
   1,690    The Ryland Group, Inc.,
              8.000% 08/15/06........................................        1,728
                                                                        ----------
                                                                             6,447
                                                                        ----------
            INTEGRATED OIL -- 1.1%
   4,165    Amerada Hess Corporation,
              7.875% 10/01/29##......................................        4,378
   4,645    Conoco Funding Company,
              6.350% 10/15/11##......................................        4,605
  10,000    Conoco Inc.,
              2.597%** 10/15/02##....................................       10,012
   6,389    PEMEX Master Trust,
              8.625% 02/01/22@##.....................................        6,453
                                                                        ----------
                                                                            25,448
                                                                        ----------
            INVESTMENT SERVICES -- 2.3%
   5,976    Bear Stearns Companies, Inc.,
              7.800% 08/15/07##......................................        6,363
   3,847    Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06##......................................        3,860
   5,890    Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11##......................................        5,668
  11,652    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05##......................................       12,220
   4,657    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09(a).....................................        4,602
   4,849    Morgan Stanley Dean Witter & Company, 6.100% 04/15/06....        4,947
  12,300    Morgan Stanley Dean Witter & Company, 6.750%
              04/15/11##.............................................       12,356
   2,120    Washington Mutual Finance Corporation,
              8.250% 06/15/05##......................................        2,289
                                                                        ----------
                                                                            52,305
                                                                        ----------
            LODGING AND RECREATION -- 1.0%
   1,062    Argosy Gaming Company,
              9.000% 09/01/11##......................................        1,115
   2,823    Aztar Corporation,
              9.000% 08/15/11(a).....................................        2,943
   1,490    Choctaw Resort Development Enterprise,
              9.250% 04/01/09##......................................        1,535
   2,664    Harrahs Operating Company Inc.,
              7.875% 12/15/05##......................................        2,741
   1,666    Horseshoe Gaming Holding Corporation, Series B,
              8.625% 05/15/09##......................................        1,741
   3,324    Host Marriott Corporation, Series A,
              7.875% 08/01/05##......................................        3,299
   1,132    Isle of Capri Casinos, Inc.,
              9.000% 03/15/12@(a)....................................        1,133

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
 $ 2,493    Meristar Hospitality Corporation,
              9.125% 01/15/11@##.....................................   $    2,546
   2,664    Park Place Entertainment Corporation,
              8.125% 05/15/11(a).....................................        2,677
   3,036    Six Flags, Inc.,
              8.875% 02/01/10@.......................................        3,074
                                                                        ----------
                                                                            22,804
                                                                        ----------
            METALS AND MINING -- 0.3%
   4,000    Alcoa Inc.,
              7.375% 08/01/10##......................................        4,251
     581    Compass Minerals Group Inc.,
              10.000% 08/15/11@##....................................          612
   1,743    United States Steel LLC,
              10.750% 08/01/08@(a)...................................        1,743
                                                                        ----------
                                                                             6,606
                                                                        ----------
            NATURAL GAS PIPELINES -- 1.2%
   4,899    EL Paso Corporation,
              7.800% 08/01/31##......................................        4,778
  10,064    Kinder Morgan, Inc.,
              6.650% 03/01/05##......................................       10,238
  10,753    The Williams Companies, Inc.,
              6.500% 08/01/06##......................................       10,242
   1,537    The Williams Companies, Inc.,
              7.625% 07/15/19##......................................        1,423
                                                                        ----------
                                                                            26,681
                                                                        ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.1%
   2,100    SBA Communications Corporation,
              10.250% 02/01/09(a)....................................        1,444
                                                                        ----------
            OIL REFINING AND MARKETING -- 0.9%
  11,965    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03##......................................       11,999
   8,117    USX Corporation,
              6.650% 02/01/06##......................................        8,291
                                                                        ----------
                                                                            20,290
                                                                        ----------
            PACKAGING AND CONTAINERS -- 0.4%
   2,274    Container Corporation of America,
              9.750% 04/01/03##......................................        2,308
   2,545    Container Corporation of America, Series B,
              10.750% 05/01/02##.....................................        2,552
   2,218    Owens-Brockway,
              8.875% 02/15/09@##.....................................        2,262
   2,187    Riverwood International Corporation,
              10.625% 08/01/07(a)....................................        2,318
                                                                        ----------
                                                                             9,440
                                                                        ----------
            PAPER AND FOREST PRODUCTS -- 0.7%
   3,200    Appleton Papers Inc.,
              12.500% 12/15/08@##....................................        3,136
   1,367    FiberMark, Inc.,
              10.750% 04/15/11(a)....................................        1,203
   3,000    International Paper Company,
              8.000% 07/08/03##......................................        3,134

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- (CONTINUED)
 $ 3,250    Tembec Finance Corporation,
              9.875% 09/30/05##......................................   $    3,357
   1,270    Tembec Industries Inc.,
              8.500% 02/01/11........................................        1,295
   2,565    Tembec Industries Inc.,
              7.750% 03/15/12@.......................................        2,510
   1,481    Weyerhaeuser Company,
              7.375% 03/15/32@.......................................        1,444
                                                                        ----------
                                                                            16,079
                                                                        ----------
            PHARMACEUTICALS -- 0.2%
   4,800    Wyeth,
              6.250% 03/15/06##......................................        4,943
                                                                        ----------
            PUBLISHING AND ADVERTISING -- 0.4%
   2,652    Gannett Company, Inc.,
              6.375% 04/01/12##......................................        2,636
     760    Lamar Advertising Company,
              9.625% 12/01/06##......................................          796
   3,305    Viacom Inc., Class B,
              6.625% 05/15/11(a).....................................        3,309
   3,188    Viacom Inc., Class B,
              7.875% 07/30/30........................................        3,440
                                                                        ----------
                                                                            10,181
                                                                        ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.7%
   4,413    Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11##......................................        4,424
  10,908    FedEx Corporation,
              6.625% 02/12/04##......................................       11,262
                                                                        ----------
                                                                            15,686
                                                                        ----------
            REAL ESTATE -- 0.2%
   4,586    EOP Operating LP,
              7.000% 07/15/11##......................................        4,567
                                                                        ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
   2,140    Felcor Lodging LP,
              9.500% 09/15/08##......................................        2,257
   1,481    iStar Financial Inc.,
              8.750% 08/15/08##......................................        1,526
                                                                        ----------
                                                                             3,783
                                                                        ----------
            RESTAURANTS -- 0.1%
   1,479    Tricon Global Restaurants, Inc.,
              7.450% 05/15/05........................................        1,501
                                                                        ----------
            TELECOMMUNICATIONS SERVICES -- 4.0%
  23,425    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/15/03##............................        3,807
     556    AT&T Corporation,
              7.300% 11/15/11@##.....................................          537
   1,905    AT&T Corporation,
              8.000% 11/15/31@##.....................................        1,849

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $ 4,376    AT&T Wireless Services Inc.,
              7.875% 03/01/11##......................................   $    4,357
   4,831    BellSouth Telecommunications Inc.,
              6.375% 06/01/28##......................................        4,480
   2,800    Cingular Wireless,
              7.125% 12/15/31@.......................................        2,654
   6,346    Cox Communications, Inc., Class A,
              7.750% 11/01/10##......................................        6,468
   3,253    Dobson Communications Corporation, Class A,
              10.875% 07/01/10(a)....................................        3,155
   5,175    MCI Communications Corporation,
              6.125% 04/15/02##......................................        5,165
   3,422    Nextel Communications, Inc., Class A,
              9.375% 11/15/09(a).....................................        2,250
   4,604    Qwest Capital Funding, Inc.,
              7.000% 08/03/09........................................        3,750
   4,895    Qwest Capital Funding, Inc.,
              6.875% 07/15/28##......................................        3,459
   3,210    Rural Cellular Corporation, Class A,
              9.750% 01/15/10@(a)....................................        2,648
   8,454    SBC Communications Inc.,
              6.250% 03/15/11(a).....................................        8,391
   1,805    Sprint Capital Corporation,
              6.125% 11/15/08........................................        1,611
   3,630    Sprint Capital Corporation,
              8.375% 03/15/12@.......................................        3,575
   3,491    Sprint Capital Corporation,
              6.900% 05/01/19........................................        2,879
   4,118    TELUS Corporation,
              7.500% 06/01/07(a).....................................        4,202
   7,473    Verizon Global Funding Corporation,
              7.750% 12/01/30##......................................        7,794
   5,836    Verizon New England Inc.,
              6.500% 09/15/11........................................        5,699
   6,101    Verizon Pennsylvania, Series A,
              5.650% 11/15/11........................................        5,595
   3,887    WorldCom, Inc. - WorldCom Group,
              8.000% 05/15/06........................................        3,424
   2,488    WorldCom, Inc. - WorldCom Group,
              7.500% 05/15/11##......................................        2,087
   7,625    WorldCom, Inc. - WorldCom Group,
              8.250% 05/15/31##......................................        6,064
                                                                        ----------
                                                                            95,900
                                                                        ----------
            TOBACCO -- 0.5%
   2,014    DIMON Inc.,
              Series B,
              9.625% 10/15/11##......................................        2,135
   9,370    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03##......................................        9,639
                                                                        ----------
                                                                            11,774
                                                                        ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost: $866,773).......................................      837,533
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- 3.8%
 $20,000    Banco Latinoamericano de Exportaciones, SA, Class E,
              7.200% 05/28/02@##.....................................   $   20,089
   3,074    Canadian National Railway Company,
              6.900% 07/15/28##......................................        2,977
   9,000    CBS Corporation,
              8.375% 06/15/02........................................        9,102
   1,915    Compagnie Generale de Geophysique SA, 10.625%
              11/15/07(a)............................................        1,982
     808    Compagnie Generale de Geophysique SA, 10.625%
              11/15/07@##............................................          836
  12,210    Corp Andina de Fomento,
              8.875% 06/01/05##......................................       13,286
   4,800    Government of Canada,
              5.250% 11/05/08##......................................        4,714
   4,000    Hellenic Republic,
              6.950% 03/04/08(a).....................................        4,184
   3,322    Kimberly-Clark de Mexico, SA de CV, Class A,
              8.875% 08/01/09@##.....................................        3,539
   9,000    New Plan Realty Trust,
              6.800% 05/15/02##......................................        9,026
   7,214    Republic of Italy,
              6.000% 02/22/11(a).....................................        7,184
   4,810    Republic of Italy,
              6.875% 09/27/23(a).....................................        4,952
   4,809    United Mexican States,
              8.375% 01/14/11(a).....................................        5,037
                                                                        ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost: $86,480)........................................       86,908
                                                                        ----------
            MORTGAGE-BACKED SECURITIES -- 38.8%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.6%
       7    Criimi Mae CMBS Corporation, Series 1998-1, Class A1,
              5.697% 06/20/30@.......................................            7
   4,500    CS First Boston Mortgage Securities Corporation, Series
              2000-C1, Class A2, 7.545% 04/14/62##...................        4,817
   8,000    DLJ Commercial Mortgage Corporation, Series 1999-CG2,
              Class A1B,
              7.300% 06/10/09##......................................        8,481
  21,966    First Union National Bank Commercial Mortgage,
              Series 2000-C1, Class A2,
              7.841% 05/17/32##......................................       23,870
  72,173    GMAC Commercial Mortgage Securities Inc.,
              Series 1997-C1, Class X, Interest only,
              1.494%** 07/15/27##....................................        4,502

PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 $88,152    JP Morgan Commercial Mortgage Finance Corporation,
              Series 1997-C4, Class X, Interest only,
              1.229%** 12/26/28##....................................   $    3,740
  98,545    Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Class IO,
              0.990%** 12/15/30......................................        4,334
   4,800    Nomura Depositor Trust, Series 1998-ST1, Class A4,
              2.800%** 02/15/34##....................................        4,795
  10,000    PNC Mortgage Acceptance Corporation, Series 2000-C2,
              Class A2,
              7.300% 10/12/33##......................................       10,558
  10,492    Salomon Brothers Mortgage Securities VII,
              Series 2000-C1, Class A2,
              7.520% 12/18/09##......................................       11,193
   2,855    Salomon Brothers Mortgage Securities, Series 2000-NL1,
              Class A1,
              6.601% 04/15/08@##.....................................        2,956
   4,948    Washington Mutual,
              Series 2000-1, Class A1,
              2.190%** 06/25/24......................................        4,952
                                                                        ----------
                                                                            84,205
                                                                        ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.1%
      17      9.000% 01/01/05........................................           17
     227      8.000% 11/01/09 - 04/01/10.............................          240
   1,124      8.500% 11/01/26##......................................        1,198
                                                                        ----------
                                                                             1,455
                                                                        ----------
            FEDERAL HOUSING AUTHORITY (FHA) CERTIFICATES -- 0.3%
   6,350      7.000% 01/01/40(c)(d)..................................        6,348
                                                                        ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 32.3%
   1,006      7.000% 12/01/02 - 07/01/03.............................        1,019
     345      8.250% 03/25/06##......................................          359
  87,175      6.000% 03/01/17(b).....................................       86,848
   3,204      7.500% 06/15/22........................................        3,322
 170,000      7.000% 05/01/30(b).....................................      172,390
 487,975      6.500% 02/01/32(b).....................................      485,384
                                                                        ----------
                                                                           749,322
                                                                        ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                   VALUE
  (000)                                                                   (000)
----------------------------------------------------------------------------------
            NzGovernment National Mortgage ASSOCIATION (GNMA)
              CERTIFICATES -- 2.5%
 $    23      8.500% 12/15/05 - 04/15/06.............................   $       25
     146      8.000% 11/15/07 - 05/15/17.............................          157
      30      9.500% 06/15/09 - 09/15/09.............................           33
   3,447      8.000% 12/01/09##......................................        3,612
      25      13.000% 01/15/11 - 02/15/11............................           28
   1,659      7.000% 10/01/11##......................................        1,727
      93      9.000% 07/15/17........................................          102
  11,582      7.500% 12/15/23##......................................       12,171
     915      8.500% 02/15/25##......................................          985
   8,340      7.500% 07/20/28##......................................        8,655
  18,333      7.000% 01/15/30........................................       18,746
  11,555      6.500% 01/15/31##......................................       11,542
                                                                        ----------
                                                                            57,783
                                                                        ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost: $904,284).......................................      899,113
                                                                        ----------
CONTRACTS
 -------
            NzPurchased options -- 1.0%
 5,000(e)   Call option
              Polish Government Bond
              Strike price 75.88
              Expire 5/7/02..........................................       18,800
 1,000(e)   Call option
              Polish Government Bond
              Strike Price 78.40
              Expire 5/7/02..........................................        3,805
                                                                        ----------
            TOTAL PURCHASED OPTIONS
              (Cost: $21,549)........................................       22,605
                                                                        ----------
PRINCIPAL
 AMOUNT
 (000)
 -------
            NzU.S. Treasury obligations -- 2.1%
            U.S. TREASURY NOTES -- 1.3%
 $30,000      3.875% 07/31/03........................................       30,309
                                                                        ----------
            U.S. TREASURY STRIPS -- 0.8%
  13,000    Principal only,
              4.179%*** 11/15/04.....................................       11,639
  12,900    Principal only,
              6.278%*** 11/15/21.....................................        3,827
  17,000    Principal only,
              5.946%*** 11/15/27.....................................        3,592
                                                                        ----------
                                                                            19,058
                                                                        ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost: $49,591)........................................       49,367
                                                                        ----------
 SHARES                                                                   VALUE
 (000)                                                                    (000)
----------------------------------------------------------------------------------
            NzInvestment companies -- 44.7%
  12,816    International Bond Portfolio@@...........................   $  128,546
 882,862    Nations Cash Reserves,
              Capital Class Shares#..................................      882,862
   1,594    Nations Convertible Securities Fund, Primary A Class@@...       25,558
                                                                        ----------
            TOTAL INVESTMENT COMPANIES
              (Cost: $1,036,478).....................................    1,036,966
                                                                        ----------
            TOTAL INVESTMENTS
              (Cost $3,217,604*)..............................  137.5%   3,185,933
                                                                        ----------
            OTHER ASSETS AND LIABILITIES (NET)................  (37.5)%
            Cash.....................................................   $      130
            Unrealized appreciation on forward foreign exchange
              contracts..............................................        5,307
            Receivable for investment securities sold................      197,128
            Receivable for Fund shares sold..........................        4,474
            Dividends receivable.....................................          470
            Interest receivable......................................       23,935
            Unrealized depreciation on forward foreign exchange
              contracts..............................................       (3,889)
            Unrealized depreciation on swap contracts................       (3,645)
            Variation margin/due to broker...........................         (802)
            Collateral on securities loaned..........................      (82,854)
            Payable for Fund shares redeemed.........................       (4,179)
            Investment advisory fee payable..........................         (783)
            Administration fee payable...............................         (434)
            Shareholder servicing and distribution fees payable......          (25)
            Distributions payable....................................       (7,639)
            Payable for investment securities purchased..............     (993,138)
            Accrued Trustees' fees and expenses......................          (91)
            Accrued expenses and other liabilities...................       (3,085)
                                                                        ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (869,120)
                                                                        ----------
            NET ASSETS........................................  100.0%  $2,316,813
                                                                        ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $    2,558
            Accumulated net realized gain on investments sold,
              futures contracts, swaps, options and currency
              contracts..............................................        7,259
            Net unrealized depreciation of investments, futures
              contracts, swaps, options and currency contracts.......      (41,126)
            Paid-in capital..........................................    2,348,122
                                                                        ----------
            NET ASSETS...............................................   $2,316,813
                                                                        ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002





                                                                          VALUE
----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,256,646,993 / 233,723,186 shares outstanding)......        $9.66
                                                                        ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($40,901,713 / 4,237,314 shares outstanding)...........        $9.65
                                                                        ==========

            Maximum sales charge.....................................        3.25%
            Maximum offering price per share.........................        $9.97

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($16,877,080 / 1,747,902 shares outstanding)...........        $9.66
                                                                        ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($2,386,875 / 247,252 shares outstanding)..............        $9.65
                                                                        ==========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2002.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@Mutual fund registered under the Investment Company Act of 1940, as amended, and Sub-advised by Banc of America Capital Management, LLC.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.01%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $82,854.

 ##All or a portion of security segregated as collateral for futures contracts, TBA and construction loan.

 (a)
   All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002, is $76,947 and $75,435, respectively.

 (b)
   TBA -- Securities purchased on a forward commitment basis.

 (c)
   Construction loan security. Security was issued on a when-issued basis.

 (d)
   Fair valued security.

 (e)
   Principal amount denominated in Polish Zloty.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 1.0%
            ASSET-BACKED -- AUTO LOANS -- 0.6%
 $   750    Americredit Automobile Receivables Trust, Series 2001-B,
              Class A4,
              5.370% 06/12/08##......................................   $    760
     200    Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06........................................        200
     400    MMCA Automobile Trust, Series 2001-1, Class A4,
              5.340% 12/15/05##......................................        407
                                                                        --------
                                                                           1,367
                                                                        --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.4%
     800    Fannie Mae Whole Loan, Series 2001-W1, Class AF3,
              5.690% 06/25/29##......................................        816
      74    First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24........................................         75
                                                                        --------
                                                                             891
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost: $2,225).........................................      2,258
                                                                        --------
            CORPORATE BONDS AND NOTES -- 11.0%
            AEROSPACE AND DEFENSE -- 0.2%
     400    Boeing Capital Corporation,
              5.650% 05/15/06##......................................        396
                                                                        --------
            AIRLINES -- 0.2%
     400    US Airways, Inc., Series 2002-G,
              8.020% 02/05/19##......................................        407
                                                                        --------
            AUTOMOTIVE -- 1.2%
     124    Delphi Automotive Systems Corporation,
              6.125% 05/01/04##......................................        126
     328    Ford Motor Company,
              7.450% 07/16/31........................................        296
     425    Ford Motor Credit Company,
              7.600% 08/01/05##......................................        434
     410    Ford Motor Credit Company,
              5.800% 01/12/09##......................................        369
     145    Ford Motor Credit Company,
              7.375% 10/28/09........................................        142
     246    General Motors Acceptance Corporation,
              6.125% 09/15/06##......................................        243
     172    General Motors Acceptance Corporation,
              6.150% 04/05/07##......................................        169
     328    General Motors Acceptance Corporation,
              6.875% 09/15/11........................................        319
     390    General Motors Acceptance Corporation,
              8.000% 11/01/31........................................        390
     400    Toyota Motor Credit Corporation,
              5.625% 11/13/03(a)##...................................        410
                                                                        --------
                                                                           2,898
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- 0.3%
 $   280    AOL Time Warner Inc.,
              7.625% 04/15/31##......................................   $    277
     105    Comcast Cable Communications,
              7.125% 06/15/13##......................................        103
     121    Time Warner Inc.,
              8.110% 08/15/06........................................        130
      58    Walt Disney Company,
              6.375% 03/01/12........................................         57
                                                                        --------
                                                                             567
                                                                        --------
            CHEMICALS -- SPECIALTY -- 0.1%
      82    Praxair, Inc.,
              6.500% 03/01/08........................................         83
     139    The Dow Chemical Company,
              6.125% 02/01/11(a).....................................        134
      98    The Dow Chemical Company,
              7.375% 11/01/29##......................................        100
                                                                        --------
                                                                             317
                                                                        --------
            COMMERCIAL BANKING -- 0.6%
     400    Bank One Corporation,
              6.000% 08/01/08##......................................        398
     194    FleetBoston Financial Corporation,
              7.250% 09/15/05........................................        205
     156    PNC Funding Corporation,
              5.750% 08/01/06........................................        155
     180    Popular North America Inc., Series E,
              6.125% 10/15/06##......................................        176
     200    U.S. Bank NA, Minnesota,
              6.375% 08/01/11##......................................        199
     280    Wachovia Corporation,
              4.950% 11/01/06##......................................        272
                                                                        --------
                                                                           1,405
                                                                        --------
            COMPUTER SERVICES -- 0.1%
     112    Electronic Data Systems Corporation,
              6.850% 10/15/04##......................................        117
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
     223    International Business Machines Corporation,
              6.500% 01/15/28........................................        212
                                                                        --------
            CONGLOMERATES -- 0.1%
     125    Waste Management, Inc.,
              7.375% 08/01/10##......................................        124
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 0.2%
     383    Countrywide Home Loans, Inc., Series J,
              5.500% 08/01/06##......................................        377
                                                                        --------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
     120    Sears Roebuck Acceptance Corporation,
              6.750% 08/15/11##......................................        119
      76    Target Corporation,
              5.875% 03/01/12##......................................         74
     182    Wal-Mart Stores, Inc.,
              5.450% 08/01/06##......................................        184
                                                                        --------
                                                                             377
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- 0.1%
 $    80    General Electric Global Insurance Holding Corporation,
              7.000% 02/15/26........................................   $     78
      96    Tyco International Group SA,
              6.875% 01/15/29........................................         81
                                                                        --------
                                                                             159
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 1.2%
     410    American Electric Power Company, Inc., Series A,
              6.125% 05/15/06##......................................        407
     144    Cinergy Corporation,
              6.250% 09/01/04........................................        144
     145    Constellation Energy Group, Inc.,
              7.600% 04/01/32........................................        143
     500    Consumers Energy Company, Series B,
              6.200% 05/01/03##......................................        500
     127    DPL Inc.,
              6.875% 09/01/11........................................        120
     116    Duke Energy Corporation,
              6.250% 01/15/12........................................        113
     400    Exelon Generation Company LLC,
              6.950% 06/15/11@##.....................................        398
     134    FirstEnergy Corporation,
              Series B,
              6.450% 11/15/11........................................        123
     200    Progress Energy, Inc.,
              7.100% 03/01/11##......................................        204
      82    Progress Energy, Inc.,
              7.750% 03/01/31........................................         85
     400    PSEG Power LLC,
              6.875% 04/15/06##......................................        403
     110    Southern Company Capital Funding,
              Series A,
              5.300% 02/01/07........................................        107
      90    Virginia Electric and Power Company,
              Series A,
              5.375% 02/01/07##......................................         88
                                                                        --------
                                                                           2,835
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 0.1%
     280    Nisource Finance Corporation,
              7.500% 11/15/03##......................................        277
                                                                        --------
            EXPLORATION AND PRODUCTION -- 0.2%
      90    Anadarko Finance Company, Series B,
              6.750% 05/01/11##......................................         90
     162    Anadarko Finance Company, Series B,
              7.500% 05/01/31##......................................        166
      75    Pure Resources, Inc.,
              7.125% 06/15/11........................................         71
                                                                        --------
                                                                             327
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 1.3%
     137    Associates Corporation of North America,
              6.950% 11/01/18##......................................        138
     226    Capital One Bank,
              6.875% 02/01/06##......................................        218
      60    Capital One Bank, Series 4,
              6.500% 07/30/04##......................................         59

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
 $   316    Citigroup Inc.,
              7.250% 10/01/10##......................................   $    333
      13    Citigroup Inc.,
              6.000% 02/21/12........................................         13
     422    General Electric Capital Corporation,
              Series A,
              6.750% 03/15/32........................................        407
     283    Household Finance Corporation,
              5.875% 02/01/09........................................        266
     283    Household Finance Corporation,
              6.750% 05/15/11........................................        274
     417    Kern River Funding Corporation,
              6.676% 07/31/16@##.....................................        405
     400    Monumental Global Funding II,
              6.050% 01/19/06@##.....................................        407
     400    Prudential Funding LLC,
              6.600% 05/15/08@##.....................................        404
     181    Washington Mutual, Inc.,
              7.500% 08/15/06##......................................        192
                                                                        --------
                                                                           3,116
                                                                        --------
            FOOD PRODUCTS -- 0.4%
     200    Kellogg Company, Series B,
              6.000% 04/01/06##......................................        201
     293    Sara Lee Corporation,
              6.250% 09/15/11##......................................        291
     235    Tyson Foods, Inc., Class A,
              7.250% 10/01/06@##.....................................        240
     110    Unilever Capital Corporation,
              6.750% 11/01/03##......................................        115
                                                                        --------
                                                                             847
                                                                        --------
            HEALTH SERVICES -- 0.1%
     180    Wellpoint Health Networks Inc.,
              6.375% 06/15/06##......................................        182
      22    Wellpoint Health Networks Inc.,
              6.375% 01/15/12........................................         22
                                                                        --------
                                                                             204
                                                                        --------
            HEAVY MACHINERY -- 0.2%
     400    Caterpillar Inc.,
              7.300% 05/01/31##......................................        418
                                                                        --------
            HOUSING AND FURNISHING -- 0.0%+
      95    Hanson Overseas B.V.,
              6.750% 09/15/05##......................................         98
                                                                        --------
            INSURANCE -- 0.3%
     600    American International Group, Inc.,
              5.850% 08/01/08@##.....................................        593
                                                                        --------
            INTEGRATED OIL -- 0.2%
     121    Amerada Hess Corporation,
              7.875% 10/01/29##......................................        127
     155    Conoco Funding Company,
              6.350% 10/15/11##......................................        154
     197    PEMEX Master Trust,
              8.625% 02/01/22@.......................................        199
                                                                        --------
                                                                             480
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 0.5%
 $   110    Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06##......................................   $    110
     195    Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11##......................................        188
     400    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05##......................................        420
     150    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09........................................        148
     150    Morgan Stanley Dean Witter & Company,
              6.100% 04/15/06##......................................        153
                                                                        --------
                                                                           1,019
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 0.2%
     400    Abbott Laboratories,
              5.125% 07/01/04##......................................        408
                                                                        --------
            METALS AND MINING -- 0.1%
     131    Alcoa Inc.,
              7.375% 08/01/10##......................................        139
                                                                        --------
            NATURAL GAS PIPELINES -- 0.4%
     156    EL Paso Corporation,
              7.800% 08/01/31........................................        152
     300    Kinder Morgan, Inc.,
              6.650% 03/01/05##......................................        306
     286    The Williams Companies, Inc.,
              6.500% 08/01/06##......................................        272
      51    The Williams Companies, Inc.,
              7.625% 07/15/19##......................................         47
                                                                        --------
                                                                             777
                                                                        --------
            OIL REFINING AND MARKETING -- 0.3%
     405    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03##......................................        406
     310    USX Corporation,
              6.650% 02/01/06##......................................        317
                                                                        --------
                                                                             723
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.1%
      98    International Paper Company,
              8.000% 07/08/03........................................        102
      44    Weyerhaeuser Company,
              7.375% 03/15/32@.......................................         43
                                                                        --------
                                                                             145
                                                                        --------
            PHARMACEUTICALS -- 0.2%
     400    Wyeth,
              6.250% 03/15/06........................................        412
                                                                        --------
            PUBLISHING AND ADVERTISING -- 0.1%
      78    Gannett Company, Inc.,
              6.375% 04/01/12##......................................         78
     105    Viacom Inc., Class B,
              6.625% 05/15/11........................................        105
     105    Viacom Inc., Class B,
              7.875% 07/30/30........................................        113
                                                                        --------
                                                                             296
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
 $   141    Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11(a).....................................   $    141
     330    FedEx Corporation,
              6.625% 02/12/04##......................................        341
                                                                        --------
                                                                             482
                                                                        --------
            REAL ESTATE -- 0.1%
     147    EOP Operating LP,
              7.000% 07/15/11........................................        146
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 1.2%
     500    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/15/03##............................         81
      66    AT&T Corporation,
              8.000% 11/15/31@##.....................................         64
     123    AT&T Wireless Services Inc.,
              7.875% 03/01/11##......................................        122
     147    BellSouth Telecommunications Inc.,
              6.375% 06/01/28........................................        136
      90    Cingular Wireless,
              7.125% 12/15/31@##.....................................         85
     191    Cox Communications, Inc., Class A,
              7.750% 11/01/10##......................................        195
     107    Qwest Capital Funding, Inc.,
              7.000% 08/03/09##......................................         87
     165    Qwest Capital Funding, Inc.,
              6.875% 07/15/28........................................        117
     257    SBC Communications Inc.,
              6.250% 03/15/11........................................        255
      58    Sprint Capital Corporation,
              6.125% 11/15/08##......................................         52
     180    Sprint Capital Corporation,
              8.375% 03/15/12@.......................................        177
     115    Sprint Capital Corporation,
              6.900% 05/01/19........................................         95
     136    TELUS Corporation,
              7.500% 06/01/07........................................        139
     247    Verizon Global Funding Corporation,
              7.750% 12/01/30##......................................        259
     194    Verizon New England Inc.,
              6.500% 09/15/11........................................        189
     216    Verizon Pennsylvania, Series A,
              5.650% 11/15/11........................................        198
     117    WorldCom, Inc.-WorldCom Group,
              8.000% 05/15/06........................................        103
      82    WorldCom, Inc.-WorldCom Group,
              7.500% 05/15/11##......................................         69
     247    WorldCom, Inc.-WorldCom Group,
              8.250% 05/15/31##......................................        196
                                                                        --------
                                                                           2,619
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            TOBACCO -- 0.2%
 $    40    Philip Morris Companies, Inc.,
              7.750% 01/15/27........................................   $     40
     294    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03##......................................        302
                                                                        --------
                                                                             342
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost: $24,845)........................................     24,059
                                                                        --------
            FOREIGN BONDS AND NOTES -- 0.8%
     375    Banco Latinoamericano de Exportaciones, SA, Class E,
              7.200% 05/28/02@##.....................................        377
     405    Corp Andina de Fomento,
              8.875% 06/01/05##......................................        440
     159    Government of Canada,
              5.250% 11/05/08##......................................        156
     135    Hellenic Republic,
              6.950% 03/04/08##......................................        141
     110    Kimberly-Clark de Mexico, SA de CV, Class A,
              8.875% 08/01/09@.......................................        117
     238    Republic of Italy,
              6.000% 02/22/11##......................................        237
     159    Republic of Italy,
              6.875% 09/27/23........................................        164
     159    United Mexican States,
              8.375% 01/14/11........................................        167
                                                                        --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost: $1,783).........................................      1,799
                                                                        --------
            MORTGAGE-BACKED SECURITIES -- 14.5%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.8%
     810    CS First Boston Mortgage Securities Corporation,
              Series 2000-C1, Class A2,
              7.545% 04/14/62........................................        867
     290    DLJ Commercial Mortgage Corporation,
              Series 1999-CG2, Class A1B,
              7.300% 06/10/09##......................................        307
     850    First Union National Bank Commercial Mortgage,
              Series 1999-C4, Class A2,
              7.390% 11/15/09##......................................        904
   2,999    Merrill Lynch Mortgage Investors, Inc.,
              Series 1998-C3, Class IO,
              0.990%** 12/15/30......................................        132
     100    Nomura Depositor Trust,
              Series 1998-ST1, Class A4,
              2.800%** 02/15/34......................................        100

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 $   470    PNC Mortgage Acceptance Corporation,
              Series 2000-C1, Class A2,
              7.610% 02/15/10##......................................   $    504
   1,000    Salomon Brothers Mortgage Securities VII,
              Series 2000-C1, Class A2,
              7.520% 12/18/09##......................................      1,067
                                                                        --------
                                                                           3,881
                                                                        --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 12.3%
   1,385      7.000% 07/15/05(a).....................................      1,480
     565      5.000% 01/15/07(a).....................................        559
   3,030      6.000% 03/01/17(b).....................................      3,019
   6,200      7.000% 05/01/30(b).....................................      6,288
     305      6.625% 11/15/30(a).....................................        307
  15,350      6.500% 02/01/32(b).....................................     15,267
                                                                        --------
                                                                          26,920
                                                                        --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.4%
     788    6.500% 01/15/31##........................................        787
                                                                        --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost: $31,582)........................................     31,588
                                                                        --------
            U.S. TREASURY OBLIGATIONS -- 2.5%
            U.S. TREASURY NOTES -- 2.1%
     700    6.250% 02/15/03(a).......................................        722
   3,715    5.750% 08/15/03..........................................      3,844
                                                                        --------
                                                                           4,566
                                                                        --------
            U.S. TREASURY STRIPS -- 0.4%
   2,980    Principal only,
              6.278%*** 11/15/21##...................................        884
                                                                        --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost: $5,475).........................................      5,450
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 83.1%
   7,450    High Yield Portfolio@@...................................     71,739
   7,504    International Bond Portfolio@@...........................     75,265
  33,653    Nations Cash Reserves,
              Capital Class Shares#..................................     33,653
                                                                        --------
            TOTAL INVESTMENT COMPANIES
              (Cost: $184,192).......................................    180,657
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $250,102*)................................  112.9%  $245,811
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (12.9)%
            Cash.....................................................   $      1
            Receivable for investment securities sold................      6,507
            Receivable for Fund shares sold..........................        319
            Dividends receivable.....................................        912
            Interest receivable......................................        649
            Variation margin/due to broker...........................         (6)
            Collateral on securities loaned..........................     (3,388)
            Payable for Fund shares redeemed.........................       (105)
            Investment advisory fee payable..........................        (74)
            Administration fee payable...............................        (40)
            Shareholder servicing and distribution fees payable......        (46)
            Distributions payable....................................       (784)
            Payable for investment securities purchased..............    (31,715)
            Accrued Trustees' fees and expenses......................        (55)
            Accrued expenses and other liabilities...................       (203)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (28,028)
                                                                        --------
            NET ASSETS........................................  100.0%  $217,783
                                                                        ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income......................   $    421
            Accumulated net realized loss on investments sold,
              futures contracts, options and currency contracts......    (20,399)
            Net unrealized depreciation of investments, futures
              contracts and currency contracts.......................     (4,309)
            Paid-in capital..........................................    242,070
                                                                        --------
            NET ASSETS...............................................   $217,783
                                                                        ========

                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($143,283,405 / 14,912,415 shares outstanding).........      $9.61
                                                                        ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($26,542,675 / 2,765,395 shares outstanding)...........      $9.60
                                                                        ========
            Maximum sales charge.....................................      4.75%
            Maximum offering price per share.........................     $10.08

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($45,959,831 / 4,784,833 shares outstanding)...........      $9.61
                                                                        ========

            INVESTOR C SHARES:
            Net asset value and offering price per share& ($1,997,492
              / 208,123 shares outstanding)..........................      $9.60
                                                                        ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2002.

***Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@Mutual fund registered under the Investment Company Act of 1940, as amended, and Sub-advised by Banc of America Capital Management, LLC.

 + Amount represents less than 0.1%.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 11). The portion that represents cash collateral is $3,388.

## All or a portion of security segregated as collateral for futures contracts and TBA.

(a)All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002, is $3,289 and $3,257, respectively.

(b)TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations High Yield Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 98.5%
            Investment in Nations Master Investment Trust, High Yield
              Bond Master Portfolio*.................................   $301,218
                                                                        --------
            TOTAL INVESTMENTS.................................   98.5%   301,218
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................    1.5%
            Receivable for Fund shares sold..........................   $  4,895
            Payable for Fund shares redeemed.........................       (151)
            Administration fee payable...............................        (47)
            Shareholder servicing and distribution fees payable......        (69)
            Accrued Trustees' fees and expenses......................        (29)
            Accrued expenses and other liabilities...................        (95)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................      4,504
                                                                        --------
            NET ASSETS........................................  100.0%  $305,722
                                                                        ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income.........   $   (257)
            Accumulated net realized loss on investments sold........       (136)
            Net unrealized depreciation of investments...............     (9,007)
            Paid-in capital..........................................    315,122
                                                                        --------
            NET ASSETS...............................................   $305,722
                                                                        ========


                                                                         VALUE
--------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($194,866,590 / 21,981,585 shares outstanding).........      $8.86
                                                                        ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($31,551,201 / 3,583,906 shares outstanding)...........      $8.80
                                                                        ========

            Maximum sales charge.....................................      4.75%
            Maximum offering price per share.........................      $9.24

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($64,091,028 / 7,280,879 shares outstanding)...........      $8.80
                                                                        ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($15,212,883 / 1,734,441 shares outstanding)...........      $8.77
                                                                        ========

---------------

*The financial statements of the High Yield Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund's financial statements.

&The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2002

                                                                                       SHORT-
                                                                  SHORT-TERM        INTERMEDIATE
                                                                    INCOME           GOVERNMENT
                                                                ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $       23,977     $       24,153
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $61, $7 and $0, respectively).........................                --                 --
Dividend income from affiliated funds.......................               433              2,859
Securities lending..........................................               261                344
Allocated from portfolio:
Interest+...................................................                --                 --
Dividends+..................................................                --                 --
Dividend income from affiliated funds+......................                --                 --
Securities lending+.........................................                --                 --
Expenses+...................................................                --                 --
                                                                --------------     --------------
    Total investment income.................................            24,671             27,356
                                                                --------------     --------------
EXPENSES:
Investment advisory fee.....................................             1,414              1,655
Administration fee..........................................             1,037              1,214
Transfer agent fees.........................................               137                178
Custodian fees..............................................                37                 60
Legal and audit fees........................................               178                188
Registration and filing fees................................                39                 43
Trustees' fees and expenses.................................                28                 34
Printing expense............................................                43                 42
Interest expense............................................                --                 --
Other.......................................................                22                 21
                                                                --------------     --------------
    Subtotal................................................             2,935              3,435
Shareholder servicing and distribution fees:
  Primary B Shares..........................................                --                  1
  Investor A Shares.........................................               125                109
  Investor B Shares.........................................                26                120
  Investor C Shares.........................................               146                 39
                                                                --------------     --------------
    Total expenses..........................................             3,232              3,704
Fees waived by investment advisor, administrator and/or
  distributor...............................................              (471)                --*
Fees reduced by credits allowed by the custodian............                (5)               (16)
                                                                --------------     --------------
    Net expenses............................................             2,756              3,688
                                                                --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................            21,915             23,668
                                                                --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................             2,985             18,809
  Swap contracts............................................                --                 --
  Written options...........................................                --                 --
  Futures contracts.........................................             1,803               (773)
  Foreign currency and net other assets.....................                --                 --
  Allocated from Portfolio:
  Security transactions+....................................                --                 --
  Foreign currency and net other assets+....................                --                 --
                                                                --------------     --------------
Net realized gain/(loss) on investments.....................             4,788             18,036
                                                                --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 13)......................................            (4,988)           (12,365)
  Swap contracts............................................                --                491
  Written options...........................................                --                 --
  Futures contracts.........................................            (1,502)            (2,630)
  Foreign currency and net other assets.....................                --                 --
  Securities allocated from Portfolio (Note 13)+............                --                 --
                                                                --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (6,490)           (14,504)
                                                                --------------     --------------
Net realized and unrealized gain/(loss) on investments......            (1,702)             3,532
                                                                --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $       20,213     $       27,200
                                                                ==============     ==============

---------------

 * Amount represents less than $500.

 + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
   Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS


      GOVERNMENT      INTERMEDIATE                       STRATEGIC        HIGH YIELD
      SECURITIES          BOND             BOND            INCOME            BOND
--------------------------------------------------------------------------------------

    $       12,825   $           --   $      128,291   $        7,011   $           --
                --               --            5,683            6,788               --
             1,701               --           11,916              933               --
               127               --              293               21               --

                --            8,364               --               --           18,085
                --              214               --               --              546
                --              272               --               --              546
                --               67               --               --               51
                --             (766)              --               --           (1,177)
    --------------   --------------   --------------   --------------   --------------
            14,653            8,151          146,183           14,753           18,051
    --------------   --------------   --------------   --------------   --------------

             1,362               --            9,614            1,122               --
               626              265            5,288              494              326
                90               45              735               72               56
                34               --              190               30               --
               190              115              177              172              120
                48               56               53               38               66
                29               29               29               28               29
                31               35              100               68               27
                --               --                8               --               --
                33               35               86               20                6
    --------------   --------------   --------------   --------------   --------------
             2,443              580           16,280            2,044              630

                --               --               --               --               --
               146              153              121               68               43
               425               34              124              480              390
                22               15               18               17               63
    --------------   --------------   --------------   --------------   --------------
             3,036              782           16,543            2,609            1,126
              (366)            (122)              (8)            (224)            (122)
                (7)              --              (47)              (2)              --
    --------------   --------------   --------------   --------------   --------------
             2,663              660           16,488            2,383            1,004
    --------------   --------------   --------------   --------------   --------------
            11,990            7,491          129,695           12,370           17,047
    --------------   --------------   --------------   --------------   --------------

             8,551               --           37,010            1,890               --
                --               --            2,511             (231)              --
                --               --               48               --               --
              (324)              --           (2,545)            (574)              --
                --               --            2,807              653               --

                --             (222)              --               --            1,256
                --               --               --               --              (43)
    --------------   --------------   --------------   --------------   --------------
             8,227             (222)          39,831            1,738            1,213
    --------------   --------------   --------------   --------------   --------------

            (6,411)              --          (58,186)          (5,747)              --
               315               --           (4,066)              --               --
                --               --              (72)              --               --
            (3,011)              --           (5,641)             (10)              --
                --               --            1,418           (2,026)              --
                --           (5,096)              --               --           (6,728)
    --------------   --------------   --------------   --------------   --------------
            (9,107)          (5,096)         (66,547)          (7,783)          (6,728)
    --------------   --------------   --------------   --------------   --------------
              (880)          (5,318)         (26,716)          (6,045)          (5,515)
    --------------   --------------   --------------   --------------   --------------
    $       11,110   $        2,173   $      102,979   $        6,325   $       11,532
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                       SHORT-TERM INCOME
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/02           3/31/01
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       21,915    $       23,079
Net realized gain/(loss) on investments.....................             4,788            (1,697)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (6,490)           12,829
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            20,213            34,211
Distributions to shareholders from net investment income:
  Primary A Shares..........................................           (19,342)          (22,396)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................            (2,012)             (510)
  Investor B Shares.........................................               (98)             (135)
  Investor C Shares.........................................              (463)              (38)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                --
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................                --                --
  Investor B Shares.........................................                --                --
  Investor C Shares.........................................                --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           266,820           (55,666)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           265,118           (44,534)
NET ASSETS:
Beginning of year...........................................           369,818           414,352
                                                                --------------    --------------
End of year.................................................    $      634,936    $      369,818
                                                                ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of year...........    $           --    $           --
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

      SHORT-INTERMEDIATE GOVERNMENT            GOVERNMENT SECURITIES
    ---------------------------------     --------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
       3/31/02            3/31/01            3/31/02           3/31/01
--------------------------------------------------------------------------
           $23,668     $       32,003     $       11,990    $       13,539
            18,036              6,886              8,227             5,314

          (14,504)             21,293             (9,107)            6,389
    --------------     --------------     --------------    --------------
            27,200             60,182             11,110            25,242

          (21,398)            (29,250)            (8,056)           (8,845)
               (5)                 (8)                --                --
           (1,783)             (2,358)            (2,458)           (3,332)
             (371)               (357)            (1,401)           (1,346)
             (111)                (30)               (74)              (16)

                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
          (97,107)            (29,689)            35,286            34,979
    --------------     --------------     --------------    --------------
          (93,575)             (1,510)            34,407            46,682

           550,484            551,994            240,192           193,510
    --------------     --------------     --------------    --------------
          $456,909     $      550,484     $      274,599    $      240,192
    ==============     ==============     ==============    ==============

               $--     $           --     $         (394)   $         (394)
    ==============     ==============     ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        INTERMEDIATE BOND
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/02            3/31/01
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        7,491     $        5,980
Net realized gain/(loss) on investments.....................                --                 --
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................              (222)              (310)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................            (5,096)             4,599
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             2,173             10,269
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (4,301)            (1,943)
  Primary B Shares..........................................                --                 --
  Investor A Shares.........................................            (2,957)            (3,664)
  Investor B Shares.........................................              (139)               (30)
  Investor C Shares.........................................               (52)                (7)
  Seafirst Shares**.........................................                --               (317)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                 --
  Primary B Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           218,168             21,054
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           212,892             25,362
NET ASSETS:
Beginning of year...........................................           115,882             90,520
                                                                --------------     --------------
End of year.................................................    $      328,774     $      115,882
                                                                ==============     ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of year...........    $          172     $           31
                                                                ==============     ==============

---------------

 **Seafirst Shares converted into Investor A Shares on June 23, 2000.

 + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
   Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

                 BOND                        STRATEGIC INCOME                   HIGH YIELD BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/02          3/31/01          3/31/02          3/31/01          3/31/02          3/31/01
-------------------------------------------------------------------------------------------------------
    $      129,695   $      147,003   $       12,370   $       15,691   $       17,047   $        3,641
            39,831           (4,839)           1,738             (404)              --               --
                --               --               --               --            1,213              (93)
           (66,547)         106,779           (7,783)          10,840               --               --
                --               --               --               --           (6,728)          (2,109)
    --------------   --------------   --------------   --------------   --------------   --------------
           102,979          248,943            6,325           26,127           11,532            1,439

          (128,531)        (145,064)          (9,041)         (10,763)         (11,689)          (2,270)
                --               --               --               --               --               --
            (2,500)          (1,573)          (1,597)          (1,881)          (1,624)            (353)
              (530)            (311)          (2,460)          (2,987)          (3,444)          (1,197)
               (80)             (55)             (86)             (77)            (556)             (69)
                --               --               --               --               --               --

                --               --               --               --             (650)              --
                --               --               --               --               --               --
                --               --               --               --              (97)              --
                --               --               --               --             (233)              --
                --               --               --               --              (39)              --
           (23,763)         443,394          (34,115)          41,862          219,000           82,722
    --------------   --------------   --------------   --------------   --------------   --------------
           (52,425)         545,334          (40,974)          52,281          212,200           80,272

         2,369,238        1,823,904          258,757          206,476           93,522           13,250
    --------------   --------------   --------------   --------------   --------------   --------------
         2,316,813   $    2,369,238   $      217,783   $      258,757   $      305,722   $       93,522
    ==============   ==============   ==============   ==============   ==============   ==============

    $        2,558   $           --   $          421   $          511   $         (257)  $         (127)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                            SHORT-TERM INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   30,951    $ 306,405        7,590    $  72,733
  Issued as reinvestment of dividends.......................      146        1,438          163        1,561
  Redeemed..................................................  (17,472)    (172,544)     (13,057)    (124,893)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   13,625    $ 135,299       (5,304)   $ (50,599)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   12,696    $ 125,866        1,102    $  10,572
  Issued as reinvestment of dividends.......................      173        1,718           39          377
  Redeemed..................................................   (3,536)     (35,084)      (1,604)     (15,359)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    9,333    $  92,500         (463)   $  (4,410)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................        7    $      71            3    $      33
  Issued as reinvestment of dividends.......................        9           85           12          114
  Redeemed..................................................      (17)        (165)         (65)        (624)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       (1)   $      (9)         (50)   $    (477)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    4,495    $  44,577           74    $     718
  Issued as reinvestment of dividends.......................       36          354            4           35
  Redeemed..................................................     (595)      (5,901)         (97)        (933)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    3,936    $  39,030          (19)   $    (180)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   26,893    $ 266,820       (5,836)   $ (55,666)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

                                                                      SHORT-INTERMEDIATE GOVERNMENT
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   40,021    $ 168,268       24,744    $  99,348
  Issued in exchange for assets of:
    Boatmen's Trust Company Intermediate Government Fund
      (Note 13).............................................       --           --        5,337       21,135
    Bank IV Kansas U.S. Treasury Fund (Note 13).............       --           --        4,829       19,124
  Issued as reinvestment of dividends.......................       66          275           33          131
  Redeemed..................................................  (66,010)    (278,359)     (41,301)    (165,953)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (25,923)   $(109,816)      (6,358)   $ (26,215)
                                                              =======    =========      =======    =========
PRIMARY B SHARES:
  Sold......................................................       --    $      --           --    $      --
  Issued as reinvestment of dividends.......................        1            6            2            8
  Redeemed..................................................       --           --          (19)         (74)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................        1    $       6          (17)   $     (66)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   12,325    $  51,443        4,924    $  20,104
  Issued as reinvestment of dividends.......................      262        1,097          347        1,397
  Redeemed..................................................  (13,175)     (54,988)      (6,103)     (24,735)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (588)   $  (2,448)        (832)   $  (3,234)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    3,228    $  13,587          603    $   2,460
  Issued as reinvestment of dividends.......................       61          257           58          234
  Redeemed..................................................   (1,066)      (4,465)        (815)      (3,255)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    2,223    $   9,379         (154)   $    (561)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    1,698    $   7,092          319    $   1,290
  Issued as reinvestment of dividends.......................       22           93            6           23
  Redeemed..................................................     (339)      (1,413)        (232)        (926)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,381    $   5,772           93    $     387
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (22,906)   $ (97,107)      (7,268)   $ (29,689)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          GOVERNMENT SECURITIES
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2002           MARCH 31, 2001
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,885    $ 128,421        4,596    $ 43,985
  Issued in exchange for assets of Boatmen's Trust Company
    Taxable Bond Fund (Note 13).............................       --           --        4,855      45,638
  Issued in exchange for Primary A Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................    5,428       52,977           --          --
  Issued as reinvestment of dividends.......................       18          182           25         241
  Redeemed..................................................  (16,691)    (166,581)      (5,493)    (52,530)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    1,640    $  14,999        3,983    $ 37,334
                                                              =======    =========      =======    ========
INVESTOR A SHARES:
  Sold......................................................   17,645    $ 175,244        9,666    $ 93,188
  Issued in exchange for Investor A Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................      826        8,053           --          --
  Issued as reinvestment of dividends.......................      164        1,626          233       2,223
  Redeemed..................................................  (18,943)    (188,163)     (10,186)    (98,023)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................     (308)   $  (3,240)        (287)   $ (2,612)
                                                              =======    =========      =======    ========
INVESTOR B SHARES:
  Sold......................................................    2,125    $  21,209          544    $  5,290
  Issued in exchange for Investor B Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................    1,173       11,447           --          --
  Issued as reinvestment of dividends.......................      111        1,099          102         974
  Redeemed..................................................   (1,132)     (11,229)        (732)     (6,974)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    2,277    $  22,526          (86)   $   (710)
                                                              =======    =========      =======    ========
INVESTOR C SHARES:
  Sold......................................................      395    $   3,920          115    $  1,134
  Issued in exchange for Investor C Shares of Nations U.S.
    Government Bond Fund (Note 13)..........................       95          920           --          --
  Issued as reinvestment of dividends.......................        5           51            1          10
  Redeemed..................................................     (393)      (3,890)         (18)       (177)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................      102    $   1,001           98    $    967
                                                              =======    =========      =======    ========
  Total net increase/(decrease).............................    3,711    $  35,286        3,708    $ 34,979
                                                              =======    =========      =======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

                                                                          INTERMEDIATE BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2002          MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  25,831    $247,227       4,119    $ 38,361
  Issued as reinvestment of dividends.......................       7          65           6          56
  Redeemed..................................................  (3,466)    (33,029)       (763)     (7,077)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  22,372    $214,263       3,362    $ 31,340
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,587    $ 34,481       4,794    $ 44,054
  Issued as reinvestment of dividends.......................     179       1,714         176       1,635
  Redeemed..................................................  (4,159)    (39,960)     (3,352)    (31,152)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (393)   $ (3,765)      1,618    $ 14,537
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     702    $  6,722         116    $  1,090
  Issued as reinvestment of dividends.......................      12         113           3          24
  Redeemed..................................................    (104)       (992)        (11)       (105)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     610    $  5,843         108    $  1,009
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     194    $  2,054          77    $    793
  Issued as reinvestment of dividends.......................       2          23          --*          3
  Redeemed..................................................     (24)       (250)         (3)        (24)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     172    $  1,827          74    $    772
                                                              ======    ========      ======    ========
SEAFIRST SHARES:**
  Sold......................................................      --    $     --          --*   $     12
  Issued as reinvestment of dividends.......................      --          --          31         317
  Redeemed..................................................      --          --      (2,592)    (26,933)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      --    $     --      (2,561)   $(26,604)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  22,761    $218,168       2,601    $ 21,054
                                                              ======    ========      ======    ========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 **Seafirst Shares converted into Investor A Shares on June 23, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                   BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2002            MARCH 31, 2001
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   56,303    $ 551,000       65,505    $ 620,433
  Issued in exchange for assets of:.........................                    --
  Boatmen's Trust Company Intermediate Taxable Bond Fund
    (Note 13)...............................................       --           --       12,412      116,422
  Bank IV Kansas Intermediate Bond Fund (Note 13)...........       --           --        8,123       76,191
  BCA High Grade Income Bond Fund (Note 13).................       --           --       23,402      219,513
  Issued as reinvestment of dividends.......................    1,177       11,540          861        8,216
  Redeemed..................................................  (62,339)    (611,501)     (63,233)    (601,516)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (4,859)   $ (48,961)      47,070    $ 439,259
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    9,251    $  90,523        1,963    $  18,679
  Issued as reinvestment of dividends.......................      116        1,139          121        1,147
  Redeemed..................................................   (7,913)     (77,736)      (1,801)     (17,151)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,454    $  13,926          283    $   2,675
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    1,242    $  12,189          239    $   2,304
  Issued as reinvestment of dividends.......................       45          438           29          276
  Redeemed..................................................     (253)      (2,483)        (155)      (1,463)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,034    $  10,144          113    $   1,117
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      266    $   2,623           54    $     518
  Issued as reinvestment of dividends.......................        6           60            5           49
  Redeemed..................................................     (159)      (1,555)         (24)        (224)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      113    $   1,128           35    $     343
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (2,258)   $ (23,763)      47,501    $ 443,394
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

                                                                           STRATEGIC INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2002          MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,877    $ 37,864      12,232    $116,097
  Issued as reinvestment of dividends.......................      25         248         265       2,545
  Redeemed..................................................  (6,975)    (68,083)     (6,948)    (66,777)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (3,073)   $(29,971)      5,549    $ 51,865
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     404    $  3,938         382    $  3,727
  Issued as reinvestment of dividends.......................      87         846          98         935
  Redeemed..................................................    (670)     (6,551)       (778)     (7,431)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (179)   $ (1,767)       (298)   $ (2,769)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     691    $  6,753         520    $  4,982
  Issued as reinvestment of dividends.......................     166       1,616         205       1,962
  Redeemed..................................................  (1,154)    (11,268)     (1,517)    (14,447)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (297)   $ (2,899)       (792)   $ (7,503)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      88    $    854          60    $    582
  Issued as reinvestment of dividends.......................       8          78           8          72
  Redeemed..................................................     (42)       (410)        (40)       (385)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      54    $    522          28    $    269
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (3,495)   $(34,115)      4,487    $ 41,862
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           HIGH YIELD BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2002          MARCH 31, 2001
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  19,447    $174,045       6,797    $ 64,265
  Issued as reinvestment of dividends.......................     251       2,226          49         466
  Redeemed..................................................  (4,319)    (37,701)     (1,192)    (11,616)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  15,379    $138,570       5,654    $ 53,115
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   3,667    $ 32,600         858    $  8,053
  Issued as reinvestment of dividends.......................     148       1,295          31         282
  Redeemed..................................................  (1,136)    (10,188)        (21)       (198)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,679    $ 23,707         868    $  8,137
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   5,271    $ 46,714       2,206    $ 21,032
  Issued as reinvestment of dividends.......................     257       2,257          76         711
  Redeemed..................................................    (648)     (5,706)       (228)     (2,160)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   4,880    $ 43,265       2,054    $ 19,583
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   1,591    $ 14,007         202    $  1,911
  Issued as reinvestment of dividends.......................      36         318           4          37
  Redeemed..................................................     (99)       (867)         (6)        (61)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,528    $ 13,458         200    $  1,887
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  24,466    $219,000       8,776    $ 82,722
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2002#.....................    $9.80         $0.48           $ 0.02            $0.50          $(0.48)
Year ended 3/31/2001......................     9.51          0.58             0.29             0.87           (0.58)
Year ended 3/31/2000......................     9.79          0.56            (0.28)            0.28           (0.56)
Year ended 3/31/1999......................     9.77          0.56             0.02             0.58           (0.56)
Year ended 3/31/1998......................     9.68          0.56             0.09             0.65           (0.56)
INVESTOR A SHARES
Year ended 3/31/2002#.....................    $9.81         $0.45           $ 0.02            $0.47          $(0.45)
Year ended 3/31/2001......................     9.51          0.56             0.30             0.86           (0.56)
Year ended 3/31/2000......................     9.79          0.54            (0.28)            0.26           (0.54)
Year ended 3/31/1999......................     9.77          0.54             0.02             0.56           (0.54)
Year ended 3/31/1998......................     9.68          0.54             0.09             0.63           (0.54)
INVESTOR B SHARES
Year ended 3/31/2002#.....................    $9.80         $0.38           $ 0.03            $0.41          $(0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)
Year ended 3/31/2000......................     9.79          0.51            (0.28)            0.23           (0.51)
Year ended 3/31/1999......................     9.77          0.52             0.02             0.54           (0.52)
Year ended 3/31/1998......................     9.68          0.53             0.09             0.62           (0.53)
INVESTOR C SHARES
Year ended 3/31/2002#.....................    $9.80         $0.38           $ 0.03            $0.41          $(0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)
Year ended 3/31/2000......................     9.79          0.47            (0.28)            0.19           (0.47)
Year ended 3/31/1999......................     9.77          0.52             0.02             0.54           (0.52)
Year ended 3/31/1998......................     9.68          0.53             0.09             0.62           (0.53)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

                                                                                            WITHOUT WAIVERS
                                                                                            AND/OR EXPENSE
                                                                                            REIMBURSEMENTS
                                                                                            ---------------
                                                  RATIO OF        RATIO OF                     RATIO OF
                                  NET ASSETS      OPERATING    NET INVESTMENT                  OPERATING
  NET ASSET                         END OF       EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    VALUE           TOTAL           PERIOD       AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD      RETURN++          (000)         ASSETS        NET ASSETS       RATE        NET ASSETS
-----------------------------------------------------------------------------------------------------------

    $9.82            5.19%         $493,457         0.52%(a)        4.79%           80%          0.62%(a)
     9.80            9.44           358,812         0.51(a)         6.04            42           0.61(a)
     9.51            3.00           398,620         0.50(a)         5.86            62           0.63(a)
     9.79            6.07           397,467         0.50(a)         5.70            64           0.80(a)
     9.77            6.89           331,961         0.56(a)(b)      5.75            66           0.86(a)

    $9.83            4.91%         $ 99,453         0.77%(a)        4.54%           80%          0.87%(a)
     9.81            9.28             7,658         0.76(a)         5.79            42           0.86(a)
     9.51            2.76            11,831         0.73(a)         5.63            62           0.88(a)
     9.79            5.85            14,652         0.70(a)         5.50            64           1.05(a)
     9.77            6.67            13,688         0.76(a)(b)      5.55            66           1.06(a)

    $9.83            4.25%         $  2,511         1.52%(a)        3.79%           80%          1.62%(a)
     9.80            8.36             2,515         1.51(a)         5.04            42           1.61(a)
     9.51            2.40             2,914         1.05(a)         5.31            62           1.63(a)
     9.79            5.70             5,825         0.85(a)         5.35            64           1.80(a)
     9.77            6.51             4,602         0.91(a)(b)      5.40            66           1.21(a)

    $9.83            4.23%         $ 39,515         1.52%(a)        3.79%           80%          1.62%(a)
     9.80            8.37               833         1.51(a)         5.04            42           1.61(a)
     9.51            1.97               987         1.50(a)         4.86            62           1.63(a)
     9.79            5.64             1,744         1.01(a)         5.19            64           1.80(a)
     9.77            6.51             2,992         0.91(a)(b)      5.40            66           1.21(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2002#.....................    $4.15         $0.18           $ 0.01            $0.19          $(0.18)
Year ended 3/31/2001......................     3.94          0.23             0.21             0.44           (0.23)
Year ended 3/31/2000......................     4.10          0.22            (0.16)            0.06           (0.22)
Year ended 3/31/1999......................     4.12          0.22            (0.02)            0.20           (0.22)
Year ended 3/31/1998......................     3.99          0.23             0.13             0.36           (0.23)
PRIMARY B SHARES
Year ended 3/31/2002#.....................    $4.15         $0.16           $ 0.01            $0.17          $(0.16)
Year ended 3/31/2001......................     3.94          0.21             0.21             0.42           (0.21)
Year ended 3/31/2000......................     4.10          0.21            (0.16)            0.05           (0.21)
Year ended 3/31/1999#.....................     4.12          0.21            (0.02)            0.19           (0.21)
Year ended 3/31/1998......................     3.99          0.21             0.13             0.34           (0.21)
INVESTOR A SHARES
Year ended 3/31/2002#.....................    $4.15         $0.17           $ 0.01            $0.18          $(0.17)
Year ended 3/31/2001......................     3.94          0.22             0.21             0.43           (0.22)
Year ended 3/31/2000......................     4.10          0.22            (0.16)            0.06           (0.22)
Year ended 3/31/1999......................     4.12          0.21            (0.02)            0.19           (0.21)
Year ended 3/31/1998......................     3.99          0.22             0.13             0.35           (0.22)
INVESTOR B SHARES
Year ended 3/31/2002#.....................    $4.15         $0.13           $ 0.01            $0.14          $(0.13)
Year ended 3/31/2001......................     3.94          0.19             0.21             0.40           (0.19)
Year ended 3/31/2000......................     4.10          0.19            (0.16)            0.03           (0.19)
Year ended 3/31/1999......................     4.12          0.19            (0.02)            0.17           (0.19)
Year ended 3/31/1998......................     3.99          0.20             0.13             0.33           (0.20)
INVESTOR C SHARES
Year ended 3/31/2002#.....................    $4.14         $0.12           $ 0.01            $0.13          $(0.12)
Year ended 3/31/2001......................     3.93          0.19             0.21             0.40           (0.19)
Year ended 3/31/2000......................     4.09          0.19            (0.16)            0.03           (0.19)
Year ended 3/31/1999......................     4.12          0.19            (0.03)            0.16           (0.19)
Year ended 3/31/1998......................     3.99          0.20             0.13             0.33           (0.20)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

                                                                                   WITHOUT WAIVERS
                                                                                   AND/OR EXPENSE
                                                                                   REIMBURSEMENTS
                                                                                   ---------------
                                         RATIO OF        RATIO OF                     RATIO OF
                           NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  NET ASSET                  END OF      EXPENSES     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------

    $4.16         4.68%     $390,543    0.62%(a)           4.35%          486%          0.62%(a)
     4.15        11.56       496,821    0.59(a)            5.77           108           0.59(a)
     3.94         1.63       497,392    0.60(a)            5.59           177           0.65(a)
     4.10         4.97       589,092    0.58(a)            5.36           242           0.78(a)
     4.12         9.11       663,833       0.61            5.53           538           0.81

    $4.16         4.16%     $    147    1.12%(a)           3.85%          486%          1.22%(a)
     4.15        11.01           141    1.09(a)            5.27           108           1.19(a)
     3.94         1.23           200    0.99(a)            5.20           177           1.25(a)
     4.10         4.61           273    0.93(a)            5.01           242           1.38(a)
     4.12         8.74           261       0.96            5.18           538           1.16

    $4.16         4.42%     $ 41,926    0.87%(a)           4.10%          486%          0.87%(a)
     4.15        11.31        44,244    0.82(a)            5.54           108           0.84(a)
     3.94         1.43        45,341    0.80(a)            5.39           177           0.90(a)
     4.10         4.76        44,793    0.78(a)            5.16           242           1.03(a)
     4.12         8.89        49,478       0.81            5.33           538           1.01

    $4.16         3.64%     $ 17,474    1.62%(a)           3.35%          486%          1.62%(a)
     4.15        10.46         8,199    1.59(a)            4.77           108           1.59(a)
     3.94         0.70         8,400    1.51(a)            4.68           177           1.65(a)
     4.10         4.14         9,591    1.38(a)            4.56           242           1.78(a)
     4.12         8.35         9,815       1.34            4.80           538           1.54

    $4.15         3.63%     $  6,820    1.62%(a)           3.35%          486%          1.62%(a)
     4.14        10.49         1,079    1.59(a)            4.77           108           1.59(a)
     3.93         0.74           661    1.54(a)            4.65           177           1.65(a)
     4.09         4.05         1,190    1.34(a)            4.60           242           1.78(a)
     4.12         8.45         1,808       1.31            4.83           538           1.51

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/2002#.....................    $9.87         $0.44           $(0.08)           $0.36          $(0.44)
Year ended 3/31/2001......................     9.38          0.60             0.48             1.08           (0.59)
Year ended 3/31/2000......................     9.86          0.58            (0.48)            0.10           (0.58)
Year ended 3/31/1999#.....................     9.90          0.58            (0.05)            0.53           (0.57)
Year ended 3/31/1998......................     9.39          0.55             0.51             1.06           (0.55)
INVESTOR A SHARES
Year ended 3/31/2002#.....................    $9.86         $0.42           $(0.08)           $0.34          $(0.42)
Year ended 3/31/2001......................     9.37          0.57             0.49             1.06           (0.57)
Year ended 3/31/2000......................     9.86          0.57            (0.50)            0.07           (0.56)
Year ended 3/31/1999#.....................     9.90          0.56            (0.05)            0.51           (0.55)
Year ended 3/31/1998......................     9.39          0.52             0.51             1.03           (0.52)
INVESTOR B SHARES
Year ended 3/31/2002#.....................    $9.87         $0.34           $(0.08)           $0.26          $(0.34)
Year ended 3/31/2001......................     9.38          0.50             0.49             0.99           (0.50)
Year ended 3/31/2000......................     9.86          0.49            (0.48)            0.01           (0.49)
Year ended 3/31/1999#.....................     9.90          0.49            (0.04)            0.45           (0.49)
Year ended 3/31/1998......................     9.39          0.47             0.51             0.98           (0.47)
INVESTOR C SHARES
Year ended 3/31/2002#.....................    $9.84         $0.34           $(0.08)           $0.26          $(0.34)
Year ended 3/31/2001......................     9.34          0.52             0.48             1.00           (0.50)
Year ended 3/31/2000......................     9.86          0.49            (0.52)           (0.03)          (0.49)
Year ended 3/31/1999#.....................     9.90          0.49            (0.04)            0.45           (0.49)
Year ended 3/31/1998......................     9.39          0.48             0.51             0.99           (0.48)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

                                                                                   WITHOUT WAIVERS
                                                                                   AND/OR EXPENSE
                                                                                   REIMBURSEMENTS
                                                                                   ---------------
                                         RATIO OF        RATIO OF                     RATIO OF
                           NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  NET ASSET                  END OF      EXPENSES     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------

    $9.79         3.70%     $168,621       0.73%(a)        4.44%          522%          0.86%(a)
     9.87        11.97       153,799       0.75(a)         6.21           183           0.86(a)
     9.38         1.12       108,798       0.78(b)         6.17           348           0.90
     9.86         5.41       119,659       0.73(a)         5.70           600           0.84(a)
     9.90        11.65        75,796       0.85(a)(b)      5.63           303           0.99(a)

    $9.78         3.45%     $ 54,167       0.98%(a)        4.19%          522%          1.11%(a)
     9.86        11.70        57,641       1.00(a)         5.96           183           1.11(a)
     9.37         0.80        57,485       1.03(b)         5.92           348           1.15
     9.86         5.16        19,167       0.98(a)         5.45           600           1.09(a)
     9.90        11.37         8,509       1.10(a)(b)      5.38           303           1.24(a)

    $9.79         2.67%     $ 49,611       1.73%(a)        3.44%          522%          1.86%(a)
     9.87        10.86        27,544       1.75(a)         5.21           183           1.86(a)
     9.38         0.22        26,988       1.72(b)         5.23           348           1.90
     9.86         4.53        30,109       1.58(a)         4.85           600           1.84(a)
     9.90        10.78        32,391       1.63(a)(b)      4.85           303           1.77(a)

    $9.76         2.68%     $  2,200       1.73%(a)        3.44%          522%          1.86%(a)
     9.84        11.03         1,213       1.75(a)         5.21           183           1.86(a)
     9.34        (0.22)          238       1.78(b)         5.17           348           1.90
     9.86         4.52           213       1.59(a)         4.84           600           1.84(a)
     9.90        10.84           735       1.58(a)(b)      4.90           303           1.72(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERMEDIATE BOND
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 9.52         $0.49           $(0.11)           $0.38          $(0.49)
Year ended 3/31/2001#.....................     9.13          0.58             0.39             0.97           (0.58)
Period ended 3/31/2000**..................     9.52          0.49            (0.37)            0.12           (0.51)
INVESTOR A SHARES*
Year ended 3/31/2002#.....................   $ 9.55         $0.47           $(0.12)           $0.35          $(0.47)
Year ended 3/31/2001#.....................     9.15          0.56             0.40             0.96           (0.56)
Period ended 3/31/2000....................     9.50          0.46            (0.34)            0.12           (0.47)
Period ended 5/14/1999....................     9.52          0.10            (0.04)            0.06           (0.08)
Year ended 2/28/1999......................     9.69          0.50            (0.03)            0.47           (0.53)
Year ended 2/28/1998......................     9.54          0.49             0.20             0.69           (0.51)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 9.51         $0.40           $(0.12)           $0.28          $(0.40)
Year ended 3/31/2001#.....................     9.13          0.47             0.42             0.89           (0.51)
Period ended 3/31/2000**..................     9.52          0.22            (0.36)           (0.14)          (0.25)
INVESTOR C SHARES*
Year ended 3/31/2002#.....................   $10.47         $0.39           $(0.08)           $0.31          $(0.39)
Year ended 3/31/2001#.....................     9.32          0.47             1.09             1.56           (0.41)
Period ended 3/31/2000....................     9.56          0.34            (0.23)            0.11           (0.35)
Period ended 5/14/1999....................     9.59          0.09            (0.04)            0.05           (0.08)
Year ended 2/28/1999......................     9.72          0.46               --             0.46           (0.48)
Year ended 2/28/1998......................     9.54          0.44             0.19             0.63           (0.42)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERMEDIATE BOND
PRIMARY A SHARES
Year ended 3/31/2002#.....................      $  --
Year ended 3/31/2001#.....................         --
Period ended 3/31/2000**..................         --
INVESTOR A SHARES*
Year ended 3/31/2002#.....................      $  --
Year ended 3/31/2001#.....................         --
Period ended 3/31/2000....................         --
Period ended 5/14/1999....................         --
Year ended 2/28/1999......................      (0.11)
Year ended 2/28/1998......................      (0.03)
INVESTOR B SHARES
Year ended 3/31/2002#.....................      $  --
Year ended 3/31/2001#.....................         --
Period ended 3/31/2000**..................         --
INVESTOR C SHARES*
Year ended 3/31/2002#.....................      $  --
Year ended 3/31/2001#.....................         --
Period ended 3/31/2000....................         --
Period ended 5/14/1999....................         --
Year ended 2/28/1999......................      (0.11)
Year ended 2/28/1998......................      (0.03)

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A, and K Shares, which were reorganized into the Intermediate Bond Investor A and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.

 **Intermediate Bond Primary A and Investor B Shares commenced operations on May
   21, 1999 and October 20, 1999.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

                                                                                        WITHOUT WAIVERS
                                                                                        AND/OR EXPENSE
                                                                                        REIMBURSEMENTS
                                                                                        ---------------
                                                           RATIO OF       RATIO OF         RATIO OF
                                             NET ASSETS   OPERATING    NET INVESTMENT      OPERATING
TOTAL DIVIDENDS     NET ASSET                  END OF      EXPENSES    INCOME/(LOSS)      EXPENSES TO
      AND             VALUE        TOTAL       PERIOD     TO AVERAGE     TO AVERAGE         AVERAGE
 DISTRIBUTIONS    END OF PERIOD   RETURN++     (000)      NET ASSETS     NET ASSETS       NET ASSETS
-------------------------------------------------------------------------------------------------------

    $(0.49)          $ 9.41         4.04%     $261,018       0.78%          4.80%            0.86%
     (0.58)            9.52        11.04        51,178       0.78           6.31             0.81
     (0.51)            9.13         1.29        18,365       0.81+          6.08+            1.05+

    $(0.47)          $ 9.43         3.66%     $ 58,167       1.03%          4.55%            1.11%
     (0.56)            9.55        10.88        62,617       1.03           6.06             1.06
     (0.47)            9.15         1.34        45,207       1.06+          5.83+            1.30+
     (0.08)            9.50         0.66        61,412       1.09+          4.90+            1.12+
     (0.64)            9.52         4.89        63,404       0.90           5.14             0.90
     (0.54)            9.69         7.40        41,875       0.90           5.50             1.21

    $(0.40)          $ 9.39         2.94%     $  7,003       1.78%          3.80%            1.86%
     (0.51)            9.51         9.99         1,290       1.78           5.31             1.81
     (0.25)            9.13         1.33           256       1.81+          5.08+            2.05+

    $(0.39)          $10.39         2.94%     $  2,586       1.78%          3.80%            1.86%
     (0.41)           10.47        17.06           797       1.78           5.31             1.81
     (0.35)            9.32         1.18            15       1.81+          5.08+            2.05+
     (0.08)            9.56         0.47           469       1.57+          4.42+            1.84+
     (0.59)            9.59         4.76           495       1.39           4.67             1.65
     (0.45)            9.72         6.80           513       1.39           4.99             1.73

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
BOND
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 9.78         $0.54           $(0.12)          $ 0.42          $(0.54)
Year ended 3/31/2001......................     9.37          0.62             0.41             1.03           (0.62)
Year ended 3/31/2000......................     9.93          0.59            (0.52)            0.07           (0.59)
Year ended 3/31/1999......................    10.03          0.59            (0.04)            0.55           (0.59)
Year ended 3/31/1998......................     9.62          0.58             0.41             0.99           (0.58)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 9.78         $0.51           $(0.13)          $ 0.38          $(0.51)
Year ended 3/31/2001......................     9.37          0.60             0.41             1.01           (0.60)
Year ended 3/31/2000......................     9.93          0.57            (0.52)            0.05           (0.57)
Year ended 3/31/1999......................    10.03          0.57            (0.04)            0.53           (0.57)
Year ended 3/31/1998......................     9.62          0.56             0.41             0.97           (0.56)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 9.78         $0.44           $(0.12)          $ 0.32          $(0.44)
Year ended 3/31/2001......................     9.37          0.52             0.41             0.93           (0.52)
Year ended 3/31/2000......................     9.93          0.50            (0.52)           (0.02)          (0.50)
Year ended 3/31/1999......................    10.03          0.51            (0.04)            0.47           (0.51)
Year ended 3/31/1998......................     9.62          0.51             0.41             0.92           (0.51)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 9.78         $0.44           $(0.13)          $ 0.31          $(0.44)
Year ended 3/31/2001......................     9.37          0.52             0.41             0.93           (0.52)
Year ended 3/31/2000......................     9.93          0.48            (0.52)           (0.04)          (0.48)
Year ended 3/31/1999......................    10.03          0.51            (0.04)            0.47           (0.51)
Year ended 3/31/1998......................     9.62          0.52             0.41             0.93           (0.52)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
BOND
PRIMARY A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................         --
Year ended 3/31/2000......................      (0.04)
Year ended 3/31/1999......................      (0.06)
Year ended 3/31/1998......................         --
INVESTOR A SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................         --
Year ended 3/31/2000......................      (0.04)
Year ended 3/31/1999......................      (0.06)
Year ended 3/31/1998......................         --
INVESTOR B SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................         --
Year ended 3/31/2000......................      (0.04)
Year ended 3/31/1999......................      (0.06)
Year ended 3/31/1998......................         --
INVESTOR C SHARES
Year ended 3/31/2002#.....................     $   --
Year ended 3/31/2001......................         --
Year ended 3/31/2000......................      (0.04)
Year ended 3/31/1999......................      (0.06)
Year ended 3/31/1998......................         --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

                                                                                                           WITHOUT WAIVERS
                                                                                                           AND/OR EXPENSE
                                                                                                           REIMBURSEMENTS
                                                                                                           ---------------
                                                           RATIO OF            RATIO OF                       RATIO OF
                                             NET ASSETS    OPERATING        NET INVESTMENT                    OPERATING
TOTAL DIVIDENDS     NET ASSET                  END OF      EXPENSES          INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
      AND             VALUE        TOTAL       PERIOD     TO AVERAGE          TO AVERAGE       TURNOVER        AVERAGE
 DISTRIBUTIONS    END OF PERIOD   RETURN++     (000)      NET ASSETS          NET ASSETS         RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

   $(0.54)           $ 9.66         4.33%    $2,256,647      0.68%(a)(b)         5.41%            314%          0.68%(a)
    (0.62)             9.78        11.39      2,333,703      0.67(a)             6.53             120           0.67(a)
    (0.63)             9.37         0.97      1,793,913      0.67                6.20              63           0.69
    (0.65)             9.93         5.61      1,798,155      0.68(a)             5.86             107           0.78(a)
    (0.58)            10.03        10.53      1,681,990      0.72(a)(b)          5.86             244           0.83(a)

   $(0.51)           $ 9.65         3.96%    $   40,902      0.93%(a)(b)         5.16%            314%          0.93%(a)
    (0.60)             9.78        11.11         27,220      0.92(a)             6.28             120           0.92(a)
    (0.61)             9.37         0.74         23,420      0.90                5.97              63           0.94
    (0.63)             9.93         5.40         32,119      0.88(a)             5.66             107           1.03(a)
    (0.56)            10.03        10.30         26,054      0.92(a)(b)          5.66             244           1.03(a)

   $(0.44)           $ 9.66         3.29%    $   16,877      1.68%(a)(b)         4.41%            314%          1.68%(a)
    (0.52)             9.78        10.29          6,994      1.67(a)             5.53             120           1.67(a)
    (0.54)             9.37         0.05          5,637      1.59                5.28              63           1.69
    (0.57)             9.93         4.76          5,440      1.48(a)             5.06             107           1.78(a)
    (0.51)            10.03         9.73          2,662      1.47(a)(b)          5.11             244           1.58(a)

   $(0.44)           $ 9.65         3.18%    $    2,387      1.68%(a)(b)         4.41%            314%          1.68%(a)
    (0.52)             9.78        10.28          1,321      1.67(a)             5.53             120           1.67(a)
    (0.52)             9.37        (0.24)           934      1.67                5.20              63           1.69
    (0.57)             9.93         4.90          1,137      1.40(a)             5.14             107           1.78(a)
    (0.52)            10.03         9.87            943      1.42(a)(b)          5.16             244           1.53(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/     DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE    INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS      INCOME
                                            --------------------------------------------------------------------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 9.89         $0.60           $(0.28)           $ 0.32          $(0.60)
Year ended 3/31/2001#.....................     9.53          0.66             0.35              1.01           (0.65)
Year ended 3/31/2000......................    10.31          0.68            (0.78)            (0.10)          (0.68)
Year ended 3/31/1999#.....................    10.55          0.66            (0.14)             0.52           (0.66)
Year ended 3/31/1998......................    10.11          0.65             0.44              1.09           (0.65)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 9.88         $0.57           $(0.28)           $ 0.29          $(0.57)
Year ended 3/31/2001#.....................     9.52          0.63             0.36              0.99           (0.63)
Year ended 3/31/2000......................    10.31          0.65            (0.79)            (0.14)          (0.65)
Year ended 3/31/1999#.....................    10.55          0.63            (0.14)             0.49           (0.63)
Year ended 3/31/1998......................    10.11          0.63             0.44              1.07           (0.63)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 9.89         $0.50           $(0.28)           $ 0.22          $(0.50)
Year ended 3/31/2001#.....................     9.52          0.56             0.37              0.93           (0.56)
Year ended 3/31/2000......................    10.31          0.59            (0.79)            (0.20)          (0.59)
Year ended 3/31/1999#.....................    10.55          0.57            (0.14)             0.43           (0.57)
Year ended 3/31/1998......................    10.11          0.57             0.44              1.01           (0.57)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 9.88         $0.50           $(0.28)           $ 0.22          $(0.50)
Year ended 3/31/2001#.....................     9.52          0.56             0.36              0.92           (0.56)
Year ended 3/31/2000......................    10.31          0.58            (0.79)            (0.21)          (0.58)
Year ended 3/31/1999#.....................    10.55          0.57            (0.14)             0.43           (0.57)
Year ended 3/31/1998......................    10.11          0.58             0.44              1.02           (0.58)


                                            DISTRIBUTIONS
                                               FROM NET
                                               REALIZED
                                                GAINS
                                            --------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2002#.....................      $   --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
Year ended 3/31/1999#.....................       (0.10)
Year ended 3/31/1998......................          --
INVESTOR A SHARES
Year ended 3/31/2002#.....................      $   --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
Year ended 3/31/1999#.....................       (0.10)
Year ended 3/31/1998......................          --
INVESTOR B SHARES
Year ended 3/31/2002#.....................      $   --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
Year ended 3/31/1999#.....................       (0.10)
Year ended 3/31/1998......................          --
INVESTOR C SHARES
Year ended 3/31/2002#.....................      $   --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
Year ended 3/31/1999#.....................       (0.10)
Year ended 3/31/1998......................          --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (Note 2) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                           RATIO OF        RATIO OF                     RATIO OF
                                             NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
TOTAL DIVIDENDS     NET ASSET                  END OF      EXPENSES     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
      AND             VALUE        TOTAL       PERIOD     TO AVERAGE      TO AVERAGE     TURNOVER        AVERAGE
 DISTRIBUTIONS    END OF PERIOD   RETURN++     (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $(0.60)           $ 9.61         3.30%     $143,283       0.81%(a)        5.76%          199%          0.91%(a)
    (0.65)             9.89        11.06       177,877       0.72            6.76           238           0.84
    (0.68)             9.53        (0.95)      118,458       0.71(a)         6.80           107           0.90(a)
    (0.76)            10.31         5.00       317,937       0.70(a)         6.27            94           0.80(a)
    (0.65)            10.55        11.07       263,840       0.73(a)         6.27           203           0.83(a)

   $(0.57)           $ 9.60         3.05%     $ 26,543       1.06%(a)        5.51%          199%          1.16%(a)
    (0.63)             9.88        10.80        29,102       0.97            6.51           238           1.09
    (0.65)             9.52        (1.30)       30,870       0.96(a)         6.55           107           1.15(a)
    (0.73)            10.31         4.74        12,954       0.95(a)         6.02            94           1.05(a)
    (0.63)            10.55        10.80        11,946       0.98(a)         6.02           203           1.08(a)

   $(0.50)           $ 9.61         2.28%     $ 45,960       1.81%(a)        4.76%          199%          1.91%(a)
    (0.56)             9.89        10.08        50,251       1.72            5.76           238           1.84
    (0.59)             9.52        (1.98)       55,946       1.65(a)         5.86           107           1.90(a)
    (0.67)            10.31         4.11        67,651       1.55(a)         5.42            94           1.80(a)
    (0.57)            10.55        10.18        65,248       1.55(a)         5.45           203           1.65(a)

   $(0.50)           $ 9.60         2.28%     $  1,997       1.81%(a)        4.76%          199%          1.91%(a)
    (0.56)             9.88         9.98         1,527       1.72            5.76           238           1.84
    (0.58)             9.52        (2.04)        1,202       1.71(a)         5.80           107           1.90(a)
    (0.67)            10.31         4.09         1,474       1.56(a)         5.41            94           1.80(a)
    (0.58)            10.55        10.27         2,090       1.46(a)         5.54           203           1.56(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                        NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE            NET          AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING      INVESTMENT       GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD     INCOME/(LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME
                                            -----------------------------------------------------------------------------
HIGH YIELD BOND
PRIMARY A SHARES
Year ended 3/31/2002#.....................   $ 9.27           $0.86             $(0.34)          $ 0.52          $(0.88)
Year ended 3/31/2001#.....................     9.90            0.96              (0.54)            0.42           (1.05)
Period ended 3/31/2000*#..................    10.00            0.09              (0.11)           (0.02)          (0.08)
INVESTOR A SHARES
Year ended 3/31/2002#.....................   $ 9.22           $0.80             $(0.32)          $ 0.48          $(0.85)
Year ended 3/31/2001#.....................     9.88            0.96              (0.58)            0.38           (1.04)
Period ended 3/31/2000*#..................    10.00            0.08              (0.12)           (0.04)          (0.08)
INVESTOR B SHARES
Year ended 3/31/2002#.....................   $ 9.21           $0.76             $(0.33)          $ 0.43          $(0.79)
Year ended 3/31/2001#.....................     9.88            0.92              (0.62)            0.30           (0.97)
Period ended 3/31/2000**#.................    10.00            0.07              (0.12)           (0.05)          (0.07)
INVESTOR C SHARES
Year ended 3/31/2002#.....................   $ 9.19           $0.76             $(0.34)          $ 0.42          $(0.79)
Year ended 3/31/2001#.....................     9.87            0.90              (0.61)            0.29           (0.97)
Period ended 3/31/2000***#................    10.02            0.04              (0.12)           (0.08)          (0.07)


                                            DISTRIBUTIONS
                                               FROM NET
                                               REALIZED
                                                GAINS
                                            --------------
HIGH YIELD BOND
PRIMARY A SHARES
Year ended 3/31/2002#.....................      $(0.05)
Year ended 3/31/2001#.....................          --
Period ended 3/31/2000*#..................          --
INVESTOR A SHARES
Year ended 3/31/2002#.....................      $(0.05)
Year ended 3/31/2001#.....................          --
Period ended 3/31/2000*#..................          --
INVESTOR B SHARES
Year ended 3/31/2002#.....................      $(0.05)
Year ended 3/31/2001#.....................          --
Period ended 3/31/2000**#.................          --
INVESTOR C SHARES
Year ended 3/31/2002#.....................      $(0.05)
Year ended 3/31/2001#.....................          --
Period ended 3/31/2000***#................          --

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * High Yield Bond Primary A and Investor A Shares commenced operations on February 14, 2000.

 **High Yield Bond Investor B Shares commenced operations on February 17, 2000.

***High Yield Bond Investor C Shares commenced operations on March 8, 2000.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

                                                                                        WITHOUT WAIVERS
                                                                                        AND/OR EXPENSE
                                                                                        REIMBURSEMENTS
                                                                                        ---------------
                                                           RATIO OF       RATIO OF         RATIO OF
                                             NET ASSETS   OPERATING    NET INVESTMENT      OPERATING
TOTAL DIVIDENDS     NET ASSET                  END OF      EXPENSES    INCOME/(LOSS)      EXPENSES TO
      AND             VALUE        TOTAL       PERIOD     TO AVERAGE     TO AVERAGE         AVERAGE
 DISTRIBUTIONS    END OF PERIOD   RETURN++     (000)      NET ASSETS     NET ASSETS       NET ASSETS
-------------------------------------------------------------------------------------------------------

   $(0.93)            $8.86         6.05%     $194,867      0.93%           9.75%             1.00%
    (1.05)             9.27         4.51        61,181       0.93          10.97              1.45
    (0.08)             9.90        (0.12)        9,394       0.93+          7.03+            12.66+

   $(0.90)            $8.80         5.69%     $ 31,551      1.18%           9.50%             1.25%
    (1.04)             9.22         3.99         8,344       1.18          10.72              1.70
    (0.08)             9.88        (0.33)          371       1.18+          6.78             12.91+

   $(0.84)            $8.80         5.06%     $ 64,091      1.93%           8.75%             2.00%
    (0.97)             9.21         3.29        22,106       1.93           9.97              2.45
    (0.07)             9.88        (0.47)        3,426       1.93+          6.03+            13.66+

   $(0.84)            $8.77         4.96%     $ 15,213      1.93%           8.75%             2.00%
    (0.97)             9.19         3.20         1,891       1.93           9.97              2.45
    (0.07)             9.87        (0.76)           59       1.93+          6.03+            13.66+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Fund Trust (the "Trust"), Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2002, the Trust offered thirty-three separate portfolios, Reserves offered thirteen separate portfolios and Funds Trust offered eighteen separate portfolios. These financial statements pertain only to the following U.S. government and corporate bond portfolios of the Trust, Reserves and Funds Trust:
Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, Intermediate Bond Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of the Trust, Reserves and Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. In addition, Short-Intermediate Government Fund also offers Primary B Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (92.1% for Intermediate Bond Master Portfolio and 92.3% for High Yield Bond Master Portfolio at March 31, 2002). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Advisors, LLC ("BA Advisors"), whose financial statements are not presented here, also invest in the Master Portfolios.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities which are primarily traded on foreign securities exchanges are valued at the last available closing values on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of the close of the New York Stock Exchange on the valuation date.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, Bond and Strategic Income Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the

NATIONS FUNDS
prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of puts and covered calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not

NATIONS FUNDS
separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with its investment objective and policies. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in interest income. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of ) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs its custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal

NATIONS FUNDS
because the issuer or credit enhancer has defaulted on its obligation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Effective April 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Funds to classify gains and losses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Funds' net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations and Statement of changes in net assets. The Statement of operations, Statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and High Yield Bond Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of the Trust, Reserves and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of the Trust and Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BA Advisors, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                              ANNUAL RATE
                                              -----------
Short-Term Income, Short-Intermediate
  Government................................     0.30%
Bond........................................     0.40%
Strategic Income............................     0.50%

                                          FEES ON         FEES ON
                         FEES ON       AVERAGE DAILY      AVERAGE
                         AVERAGE        NET ASSETS       DAILY NET
                        DAILY NET         BETWEEN          ASSETS
                       ASSETS UP TO      $200 AND        EXCEEDING
                       $200 MILLION    $250 MILLION     $250 MILLION
                       ---------------------------------------------
Government
  Securities.........      0.50%           0.45%            0.40%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

NATIONS FUNDS

Each of the Trust and Funds Trust has entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.15% of each Fund's average daily net assets.

The Feeder Funds indirectly pay for sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust, Reserves and Funds Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of all Funds except for Intermediate Bond Fund, which pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets and High Yield Bond Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets. For the period beginning August 1, 2001 and until July 31, 2002, Stephens has agreed to waive 0.05% of its co-administration fees for Government Securities Fund. Prior to August 1, 2001, there was no waiver in effect for this Fund. The Bank of New York ("BNY") serves as sub-administrator of the Trust, Reserves and Funds Trust pursuant to agreements with BA Advisors. For the year ended March 31, 2002, Stephens and BA Advisors earned 0.08% and 0.10%, respectively, of the Funds' average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and/or Stephens may, from time to time, reduce their fees payable by each Fund. During the year ended March 31, 2002 and until July 31, 2002, BA Advisors has agreed to waive its advisory fees for the Funds set forth below (as a percentage of the Funds' average daily net assets):

Short-Term Income............................  0.10%
Government Securities........................  0.10%*
Strategic Income.............................  0.10%

---------------

 *This percentage could fluctuate slightly, as the advisory waiver is subject to change in order to maintain a maximum advisory fee of 0.40% of Government Securities' average daily net assets.

In addition, during the year ended March 31, 2002 and until July 31, 2002, BA Advisors and/or the sub-advisers and/or Stephens have agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                        ANNUAL RATE
-------------------------------------------------------
Intermediate Bond Fund....................     0.81%
High Yield Bond Fund......................     0.93%

BNY serves as the custodian of the Trust's, Reserves' and Funds Trust's assets. For the year ended March 31, 2002, expenses of the Funds were reduced by $76,478 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. For the year ended March 31, 2002, Bank of America earned approximately $33,909 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 2002, the Funds were informed that the distributor received $633,850 in front-end sales charges for sales of Investor A Shares and $356,865 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust, Reserves and Funds Trust for serving as Trustee or Officer of the Trust, Reserves and Funds Trust.

The Trust's, Reserves' and Funds Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of

NATIONS FUNDS
operations. Effective January 1, 2002, the retirement plan was terminated. The Trust's, Reserves' and Funds Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

Certain Funds have invested in portfolios contained within the various Nations Trusts, pursuant to an exemptive order received from the Securities and Exchange Commission. Bond Fund has invested in Convertible Securities Fund and International Bond Portfolio, portfolios of Reserves and the Master Trust, respectively. Strategic Income has invested in High Yield Portfolio and International Bond Portfolio, portfolios of the Master Investment Trust. The income earned by the Fund from such investments in included in its Statement of operations as "Dividend income from affiliated funds".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

The Trust, Reserves and Funds Trust each has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. In addition, the Trust has adopted a shareholder administration plan for Primary B Shares of Short-Intermediate Government Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The administration plan permits the Short-Intermediate Government Fund to compensate institutions for shareholder administration services provided to their customers that own Primary B Shares. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees/Directors, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BA Advisors.

For the year ended March 31, 2002, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                     CURRENT
                                       RATE
                                    (AFTER FEE      PLAN
                                     WAIVERS)       LIMIT
                                    ---------------------
PRIMARY B SHAREHOLDER
  ADMINISTRATION PLAN:
  Short-Intermediate Government...     0.50%*       0.60%
INVESTOR A COMBINED DISTRIBUTION
  AND SHAREHOLDER SERVICING
  PLAN............................     0.25%**      0.25%
INVESTOR B AND INVESTOR C
  SHAREHOLDER SERVICING PLANS.....     0.25%        0.25%
INVESTOR B AND INVESTOR C
  DISTRIBUTION PLANS..............     0.75%        0.75%

---------------

 * During the year ended March 31, 2002 and until July 31, 2002 BA
   Advisors and Stephens have agree to waive Primary B Shareholder Administration fees as a percentage of the Short Intermediate Government Fund's average daily net assets at an annual rate of 0.10%.

 **Short-Term Income Fund pays its shareholder servicing fees under a separate servicing plan.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2002 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Short-Term Income...........  $  157,206    $   46,465
Short-Intermediate
  Government................     110,241        45,546
Government Securities.......      34,559        32,056
Bond........................   9,695,746     2,024,624
Strategic Income............     191,522       252,623

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2002 were as follows:

                              PURCHASES       SALES
                                (000)         (000)
                              ------------------------
Short-Term Income...........  $  545,365    $  314,176
Short-Intermediate
  Government................   2,583,250     2,740,936
Government Securities.......   1,537,658     1,572,357
Bond........................   4,410,633     7,011,898
Strategic Income............     302,700       267,326

NATIONS FUNDS

5.  FUTURES CONTRACTS

At March 31, 2002, the following Funds had futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
U.S. 2 year Treasury Note Futures (long position) expiring
June 2002(a)................................................      695         $145,085           $143,583          $(1,502)
                                                                                                                   =======
SHORT-INTERMEDIATE GOVERNMENT FUND:
U.S. 2 year Treasury Note Futures (long position) expiring
June 2002(a)................................................      445           93,019             91,934          $(1,085)
U.S. 5 year Treasury Note Futures (long position) expiring
June 2002(a)................................................      360           38,088             37,344             (744)
U.S. 10 year Treasury Note Futures (long position) expiring
June 2002(a)................................................      228           23,680             23,359             (321)
                                                                                                                   -------
         Total net unrealized depreciation..................                                                       $(2,150)
                                                                                                                   =======
GOVERNMENT SECURITIES FUND:
U.S. Treasury Bond Futures (long position) expiring June
2002(a).....................................................      384           39,535             37,692          $(1,843)
U.S. 2 year Treasury Note Futures (long position) expiring
June 2002(a)................................................       90           18,812             18,593             (219)
U.S. 5 year Treasury Note Futures (long position) expiring
June 2002(a)................................................      105           10,995             10,892             (103)
U.S. 10 year Treasury Note Futures (long position) expiring
June 2002(a)................................................      320           33,631             32,785             (846)
                                                                                                                   -------
         Total net unrealized depreciation..................                                                       $(3,011)
                                                                                                                   =======
BOND FUND:
U.S. Treasury Bond Futures (long position) expiring June
2002(a).....................................................      845           87,567             82,942          $(4,625)
U.S. 5 year Treasury Note Futures (long position) expiring
June 2002(a)................................................    1,564          165,035            162,240           (2,795)
U.S. 10 year Treasury Note Futures (short position) expiring
June 2002(a)................................................     (610)         (62,688)           (62,496)             192
                                                                                                                   -------
         Total net unrealized depreciation..................                                                       $(7,228)
                                                                                                                   =======
STRATEGIC INCOME FUND:
U.S. Treasury Bond Futures (long position) expiring June
2002(a).....................................................        7              705                687          $   (18)
U.S. 5 year Treasury Note Futures (long position) expiring
June 2002(a)................................................       10            1,037              1,037               --
                                                                                                                   -------
         Total net unrealized depreciation..................                                                       $   (18)
                                                                                                                   =======

---------------

(a)Securities have been segregated as collateral for the Fund's open futures contracts.

6.  WRITTEN OPTIONS

Written options for the Bond Fund for the year ended March 31, 2002 aggregated the following:

                                                                          PREMIUM
                                                              NUMBER OF   RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS    (000)
----------------------------------------------------------------------------------
Outstanding at
  March 31, 2001............................................      2        $(143)
  Contracts opened..........................................      0            0
  Contracts closed..........................................      2          143
                                                                  --       -----
Outstanding at
  March 31, 2002............................................      0        $   0
                                                                  ==       =====

NATIONS FUNDS

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2002, the following Funds had forward foreign currency contracts outstanding:

                                                                      VALUE OF         VALUE OF                      UNREALIZED
                                                                      CONTRACT         CONTRACT     MARKET VALUE   APPRECIATION/
                                                                    WHEN OPENED      WHEN OPENED    OF CONTRACT    (DEPRECIATION)
                                                    LOCAL         (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
DESCRIPTION                                        CURRENCY            (000)            (000)          (000)           (000)
---------------------------------------------------------------------------------------------------------------------------------
BOND:
CONTRACTS TO BUY:
Expiring May 8, 2002.........................        Euro                25,000        $ 22,354       $ 21,776        $  (578)
Expiring May 8, 2002.........................        Euro                24,000          21,481         20,905           (576)
Expiring May 8, 2002.........................        Euro                 3,000           2,674          2,613            (61)
Expiring May 30, 2002........................    Japanese Yen         6,370,650          50,000         48,221         (1,779)
                                                                                                                      -------
Net unrealized depreciation..................                                                                         $(2,994)
                                                                                                                      =======
CONTRACTS TO SELL:
Expiring May 8, 2002.........................        Euro               (24,000)        (21,387)       (20,905)           482
Expiring May 8, 2002.........................        Euro               (28,000)        (24,727)       (24,390)           337
Expiring June 6, 2002........................  Hong Kong Dollar        (194,985)        (25,000)       (24,989)            11
Expiring May 30, 2002........................    Japanese Yen        (1,531,250)        (12,500)       (11,590)           910
Expiring May 30, 2002........................    Japanese Yen        (1,521,000)        (12,500)       (11,513)           987
Expiring May 30, 2002........................    Japanese Yen        (3,161,000)        (25,000)       (23,927)         1,073
Expiring May 30, 2002........................    Japanese Yen          (157,400)         (1,238)        (1,191)            47
Expiring September 12, 2002..................    Japanese Yen        (3,175,950)        (25,000)       (24,209)           791
Expiring September 12, 2002..................    Japanese Yen        (3,192,000)        (25,000)       (24,331)           669
Expiring May 10, 2002........................    Polish Zloty           (50,000)        (11,574)       (12,040)          (466)
Expiring May 10, 2002........................    Polish Zloty           (46,000)        (10,648)       (11,077)          (429)
                                                                                                                      -------
Net unrealized appreciation..................                                                                         $ 4,412
                                                                                                                      -------
         Total net unrealized appreciation...                                                                         $ 1,418
                                                                                                                      =======
STRATEGIC INCOME:
CONTRACTS TO BUY:
Expiring June 10, 2002.......................  Hong Kong Dollar           5,600             718            718             --*
                                                                                                                      -------
         Total net unrealized appreciation...                                                                              --*
                                                                                                                      -------
CONTRACTS TO SELL:
Expiring June 10, 2002.......................  Hong Kong Dollar          (5,600)           (718)          (718)            --*
                                                                                                                      -------
  Net unrealized depreciation................                                                                              --*
                                                                                                                      -------
  Total net unrealized depreciation..........                                                                              --*
                                                                                                                      -------

---------------

 *Amount represents less than $500.

NATIONS FUNDS

8.  SWAP CONTRACTS

At March 31, 2002, the following Funds had swap contracts outstanding:

                                                                                     FLOATING RATE/
                                                                                      TOTAL RETURN     UNREALIZED
                                                       NOTIONAL   FIXED RATE/TOTAL      PAYMENTS      APPRECIATION/
                                                        AMOUNT    RETURN PAYMENTS     RECEIVED BY     DEPRECIATION
DESCRIPTION                                             (000)     MADE BY THE FUND      THE FUND          (000)
-------------------------------------------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT FUND:
Contract with Lehman Brothers, effective May 1, 2001,
  expiring May 01, 2004(a)...........................  $ 18,000    3-month LIBOR         5.074%         $    324
Contract with Lehman Brothers, effective May 1, 2001,
  expiring May 01, 2006(a)...........................    14,000    3-month LIBOR         5.474               167
                                                                                                        --------
      Total net unrealized appreciation..............                                                   $    491
                                                                                                        ========
GOVERNMENT SECURITIES FUND:
Contract with Lehman Brothers, effective May 1, 2001,
  expiring May 01, 2004(a)...........................  $ 13,200    3-month LIBOR         5.074%         $    237
Contract with Lehman Brothers, effective May 1, 2001,
  expiring May 01, 2006(a)...........................     6,500    3-month LIBOR         5.474                78
                                                                                                        --------
      Total net unrealized appreciation..............                                                   $    315
                                                                                                        ========
BOND FUND:
Contract with Goldman Sachs, effective January 29,
  2002, expiring January 29, 2007(a).................  $ 73,000        5.100%        3-month LIBOR      $    840
Contract with Goldman Sachs, effective January 29,
  2002, expiring January 29, 2012(a).................    90,000    3-month LIBOR         5.788            (1,749)
Contract with Goldman Sachs, effective January 29,
  2002, expiring January 29, 2004(a).................   193,000        3.565         3-month LIBOR         1,296
Contract with Merrill Lynch, effective January 18,
  2002, expiring January 18, 2012(a).................   233,000        5.490         3-month LIBOR         9,691
Contract with Merrill Lynch, effective January 18,
  2002, expiring January 18, 2007(a).................   737,000    3-month LIBOR         4.720           (20,143)
Contract with Merrill Lynch, effective January 18,
  2002, expiring January 18, 2004(a).................   766,000        3.155         3-month LIBOR        10,067
                                                                                       Lehman AAA
Contract with Morgan Stanley, effective January 31,                                 Rated 6-8.5 year
  2002, expiring April 30, 2002(a)...................    50,000    3-month LIBOR         Index            (1,322)
                                                                  World Government     Salomon US
Contract with Salomon Smith Barney, effective January             Bond Index Total   Treasury Index
  31, 2002, expiring November 30, 2003(a)............   130,000        Return         Total Return        (2,325)
                                                                                                        --------
      Total net unrealized depreciation..............                                                   $ (3,645)
                                                                                                        ========

---------------

(a) Fair valued

9.  SHARES OF BENEFICIAL INTEREST/CAPITAL STOCK

As of March 31, 2002, an unlimited number of shares of beneficial interest without par value were authorized for each of the Trust, Reserves and Funds Trust. The Trust's, Reserves' and Funds Trust's Declarations of Trust authorize the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

10.  LINES OF CREDIT

The Trust, Reserves and Funds Trust each participate with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a

NATIONS FUNDS
ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2002, there were no loans outstanding under this Agreement. For the year ended March 31, 2002, borrowings by the Funds under the Agreement were as follows:

                                        AVERAGE
                                        AMOUNT       AVERAGE
                                      OUTSTANDING    INTEREST
FUND                                     (000)         RATE
-------------------------------------------------------------
Bond..............................       $159         5.17%

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2002, the following Funds had securities on loan:

                                MARKET VALUE OF     MARKET VALUE
                               LOANED SECURITIES    OF COLLATERAL
FUND                                 (000)              (000)
-----------------------------------------------------------------
Short-Term Income..........        $170,864           $177,178
Short-Intermediate
  Government...............         151,653            156,927
Government Securities......          91,623             94,797
Bond.......................          75,435             82,854
Strategic Income...........           3,257              3,388

12.  INCOME TAXES

Information on the tax components of capital is as follows:

                                                                                              NET TAX
                                                                                             UNREALIZED
                                                                                           APPRECIATION/
                                                                                           (DEPRECIATION)
                                                                             NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                              INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                               PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                             (000)         (000)          (000)           (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------
Short-Term Income.........    $  816,026      $ 4,533        $ (3,121)       $  1,412         $    --           $   --
Short-Intermediate
  Government..............       629,106        1,234          (3,636)         (2,402)            491               --
Government Securities.....       371,858          863          (3,025)         (2,162)            315             (394)
Intermediate Bond.........           n/a*         n/a*            n/a*         (2,777)             --              172
Bond......................     3,218,222       35,446         (67,735)        (32,289)         (4,697)           5,677
Strategic Income..........       250,148          440          (4,777)         (4,337)             --              421
High Yield................           n/a*         n/a*            n/a*         (9,334)             --               --


                            UNDISTRIBUTED
                              LONG-TERM
                               GAINS/
                            (ACCUMULATED
                            CAPITAL LOSS)
FUND                            (000)
--------------------------  -------------
Short-Term Income.........    $ (6,533)
Short-Intermediate
  Government..............      (2,924)
Government Securities.....     (19,076)
Intermediate Bond.........      (3,063)
Bond......................          --
Strategic Income..........     (20,371)
High Yield................         (66)

---------------

* See corresponding master portfolio for tax basis information.

At March 31, 2002, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                         EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                                         IN 2003     IN 2005     IN 2007     IN 2008     IN 2009     IN 2010
FUND                                                      (000)       (000)       (000)       (000)       (000)       (000)
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Income....................................     $  651      $  122      $   --     $ 2,435      $3,076      $   --
Short-Intermediate Government........................         --          --          --       2,924          --          --
Government Securities................................      2,220       2,304       2,883          --          --          --
Intermediate Bond....................................         --          --       1,126         504          52          74
Bond.................................................         --          --          --          --          --          --
Strategic Income.....................................         --          --          --      11,355       3,544       1,942
High Yield...........................................         --          --          --          --          --          --

The capital loss carryforward for the Government Securities Fund is subject to certain limitations.

NATIONS FUNDS

During the year ended March 31, 2002, the following Funds utilized capital losses as follows:

                                                CAPITAL
                                            LOSSES UTILIZED
PORTFOLIO                                        (000)
-----------------------------------------------------------
Short-Term Income.........................      $ 2,998
Short-Intermediate Government.............       15,842
Government Securities.....................        6,586
Bond......................................       20,301
Strategic Income..........................          849

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended March 31, 2002, the following Funds elected to defer losses occurring between November 1, 2001 and March 31, 2002 under these rules, as follows:

                                            CAPITAL LOSSES
                                               DEFERRED
FUND                                            (000)
----------------------------------------------------------
Short-Term Income.........................      $  249
Government Securities.....................       1,010
Intermediate Bond.........................       1,307
Strategic Income..........................       3,466
High Yield Bond...........................         183

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2003.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                               LONG-TERM
                                   ORDINARY     CAPITAL
FUND                                INCOME       GAINS
--------------------------------------------------------
Short-Term Income................  $ 21,915       $--
Short-Intermediate Government....    23,668       --
Government Securities............    11,990       --
Intermediate Bond................     7,449       --
Bond.............................   131,641       --
Strategic Income.................    13,185       --
High Yield Bond..................    18,332       --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for paydowns, foreign exchange transactions and use of the tax accounting practice known as equalization.

13.  REORGANIZATIONS

CONVERSION OF COMMON TRUST FUNDS

On June 16, 2000, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the

NATIONS FUNDS

Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                          TOTAL NET ASSETS          ACQUIRED FUND
                                   TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED APPRECIATION/
                                   OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION          (DEPRECIATION)
ACQUIRING FUND      ACQUIRED FUND       (000)               (000)               (000)                   (000)
-----------------------------------------------------------------------------------------------------------------------
Short-Intermediate  Boatmen's
  Government        Trust Company
                    Intermediate
                    Government
                    Fund               $ 21,135          $  537,543          $  558,678                $   135
Short-Intermediate  Bank IV
  Government        Kansas
                    U.S. Treasury
                    Fund                 19,124             537,543             556,667                     21
Government          Boatmen's
  Securities        Trust Company
                    Taxable Bond
                    Fund                 45,638             188,006             233,644                   (951)
Bond                Boatmen's
                    Trust Company
                    Intermediate
                    Taxable Bond
                    Fund                116,422           1,868,792           1,985,214                   (818)
Bond                Bank IV
                    Kansas
                    Intermediate
                    Bond Fund            76,191           1,868,792           1,944,983                   (923)
Bond                BCA High
                    Grade Income
                    Bond Fund           219,513           1,868,792           2,088,305                 (2,009)

FUND REORGANIZATION

On June 8, 2001, the Government Securities Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of the Nations U.S. Government Bond Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                            ACQUIRED
                                      TOTAL NET ASSETS        FUND
TOTAL NET ASSETS  TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
OF ACQUIRED FUND  OF ACQUIRING FUND   AFTER ACQUISITION   APPRECIATION
     (000)              (000)               (000)            (000)
----------------------------------------------------------------------
    $73,397           $232,156            $305,553            $352

CHANGE OF REGISTERED INVESTMENT COMPANY

On June 8, 2001, the Government Securities Fund, a newly established shell portfolio of Funds Trust (the "Successor Fund"), acquired the assets and liabilities of its predecessor fund, which was a series of the Company, pursuant to a plan of reorganization approved by the predecessor fund's shareholders. The predecessor fund had the same name, investment objective and principal investment strategies as the Successor Fund. The acquisition was accomplished by a tax-free exchange of shares of the Successor Fund in an amount equal to the value of the outstanding shares of the predecessor fund. The financial statements of the Successor Fund reflect the historical financial results of the predecessor fund prior to the reorganization.

NATIONS FUNDS

14.  SUBSEQUENT EVENT

On October 10, 2001, the Board of Trustees of each fund listed in the left column below (each a "Fund") approved its reorganization into a newly created successor fund that is substantially identical to the existing Fund. On March 27, 2002, shareholders of each Fund approved the reorganization. The reorganization occurred on May 10, 2002. At that time, shares of each Fund were exchanged for shares of equal value of the newly created successor fund. The principal effect of this reorganization was to redomicile the Funds in Delaware, under a Delaware business trust structure that management believes provides greater flexibility and efficiency in certain corporate and organizational matters.

FUND                                              REORGANIZED INTO A NEWLY CREATED SUCCESSOR
---------------------------------------------------------------------------------------------
Short-Term Income                                 Short-Term Income
Short-Intermediate Government                     Short-Intermediate Government
Intermediate Bond                                 Intermediate Bond
Bond                                              Bond
Strategic Income                                  Strategic Income

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUND TRUST, NATIONS RESERVES AND NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Intermediate Bond Fund, Nations Bond Fund, Nations Strategic Income Fund and Nations High Yield Bond Fund (constituting parts of Nations Fund Trust, Nations Reserves, or Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 23, 2002

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio and
Nations High Yield Bond Master Portfolio Annual Report

                                                     MARCH 31, 2002
The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 1.8%
            ASSET-BACKED -- AUTO LOANS -- 1.0%
 $ 1,000    Americredit Automobile Receivables Trust,
              Series 2001-B, Class A4,
              5.370% 06/12/08##......................................   $  1,013
     827    Daimler-Benz Vehicle Trust,
              Series 1998-A, Class A4,
              5.220% 12/22/03##......................................        831
   1,015    Ford Credit Auto Owner Trust,
              Series 2002-B, Class B,
              5.180% 10/16/06........................................      1,014
     800    MMCA Automobile Trust,
              Series 2001-1, Class A4,
              5.340% 12/15/05........................................        815
                                                                        --------
                                                                           3,673
                                                                        --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.3%
   1,005    First Chicago Master Trust II,
              Series 1995-0, Class A,
              2.130%** 02/15/04##....................................      1,006
                                                                        --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.5%
   1,400    Fannie Mae Whole Loan,
              Series 2001-W1, Class AF3,
              5.690% 06/25/29##......................................      1,427
     370    First Plus Home Loan Trust,
              Series 1998-2, Class M1,
              7.220% 05/10/24........................................        377
                                                                        --------
                                                                           1,804
                                                                        --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost: $6,430).........................................      6,483
                                                                        --------
            CORPORATE BONDS AND NOTES -- 28.3%
            AEROSPACE AND DEFENSE -- 0.3%
   1,239    Boeing Capital Corporation,
              5.650% 05/15/06##......................................      1,226
                                                                        --------
            AIRLINES -- 0.3%
   1,000    US Airways, Inc.,
              Series 2002-G,
              8.020% 02/05/19........................................      1,017
                                                                        --------
            AUTOMOTIVE -- 3.8%
     605    Delphi Automotive Systems Corporation,
              6.125% 05/01/04........................................        614
   1,904    Ford Motor Credit Company,
              7.600% 08/01/05........................................      1,938
   2,069    Ford Motor Credit Company,
              5.800% 01/12/09##......................................      1,864
   3,326    Ford Motor Credit Company,
              7.375% 10/28/09##......................................      3,263
   1,195    General Motors Acceptance Corporation,
              6.125% 09/15/06........................................      1,179
     853    General Motors Acceptance Corporation,
              6.150% 04/05/07##......................................        837

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            AUTOMOTIVE -- (CONTINUED)
 $ 3,697    General Motors Acceptance Corporation,
              6.875% 09/15/11........................................   $  3,600
     650    Toyota Motor Credit Corporation,
              5.625% 11/13/03(a).....................................        667
                                                                        --------
                                                                          13,962
                                                                        --------
            BROADCASTING AND CABLE -- 0.4%
     251    Comcast Cable Communications,
              7.125% 06/15/13........................................        247
     890    Time Warner Inc.,
              8.110% 08/15/06##......................................        956
     160    Walt Disney Company,
              6.375% 03/01/12........................................        156
                                                                        --------
                                                                           1,359
                                                                        --------
            CHEMICALS -- SPECIALTY -- 0.7%
   1,600    Praxair, Inc.,
              6.750% 03/01/03##......................................      1,650
     195    Praxair, Inc.,
              6.500% 03/01/08........................................        198
     545    The Dow Chemical Company,
              6.125% 02/01/11##......................................        526
                                                                        --------
                                                                           2,374
                                                                        --------
            COMMERCIAL BANKING -- 2.2%
   1,801    Bank One Corporation,
              6.000% 08/01/08........................................      1,788
     325    BB&T Corporation,
              7.050% 05/23/03........................................        336
   1,020    FleetBoston Financial Corporation,
              7.250% 09/15/05##......................................      1,079
     700    PNC Funding Corporation,
              7.000% 09/01/04........................................        732
     700    PNC Funding Corporation,
              5.750% 08/01/06........................................        697
     859    Popular North America Inc.,
              Series E,
              6.125% 10/15/06........................................        842
   1,043    U.S. Bank NA, Minnesota,
              6.375% 08/01/11##......................................      1,037
   1,368    Wachovia Corporation,
              4.950% 11/01/06........................................      1,329
                                                                        --------
                                                                           7,840
                                                                        --------
            COMPUTER SERVICES -- 0.2%
     566    Electronic Data Systems Corporation,
              6.850% 10/15/04........................................        591
                                                                        --------
            CONGLOMERATES -- 0.1%
     363    Waste Management, Inc.,
              7.375% 08/01/10........................................        360
                                                                        --------
            CONSUMER CREDIT AND MORTGAGES -- 0.5%
   1,796    Countrywide Home Loans, Inc.,
              Series J,
              5.500% 08/01/06##......................................      1,766
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 0.5%
 $   695    Sears Roebuck Acceptance Corporation,
              6.750% 08/15/11(a).....................................   $    691
     390    Target Corporation,
              5.875% 03/01/12........................................        378
     545    Wal-Mart Stores, Inc.,
              5.450% 08/01/06........................................        550
                                                                        --------
                                                                           1,619
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 0.1%
     502    Tyco International Group SA,
              6.375% 10/15/11........................................        447
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 3.1%
   1,633    American Electric Power Company, Inc., Series A,
              6.125% 05/15/06(a).....................................      1,621
     350    Cinergy Corporation,
              6.250% 09/01/04........................................        349
     748    Constellation Energy Group, Inc.,
              6.350% 04/01/07........................................        744
   1,400    Consumers Energy Company,
              Series B,
              6.200% 05/01/03##......................................      1,397
     576    DPL Inc.,
              6.875% 09/01/11........................................        546
     879    Duke Energy Corporation,
              6.250% 01/15/12........................................        859
   1,702    Exelon Generation Company LLC,
              6.950% 06/15/11@##.....................................      1,696
     343    FirstEnergy Corporation,
              Series B,
              6.450% 11/15/11........................................        315
     617    PPL Electric Utilities,
              6.250% 08/15/09........................................        610
   1,094    Progress Energy, Inc.,
              7.100% 03/01/11##......................................      1,116
   1,138    PSEG Power LLC,
              6.875% 04/15/06........................................      1,146
     324    Southern Company Capital Funding, Series A,
              5.300% 02/01/07........................................        316
     435    Virginia Electric and Power Company, Series A,
              5.375% 02/01/07........................................        425
                                                                        --------
                                                                          11,140
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 0.3%
     490    Nisource Finance Corporation,
              7.500% 11/15/03........................................        485
     504    PSEG Energy Holdings Inc.,
              8.500% 06/15/11........................................        482
                                                                        --------
                                                                             967
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            EXPLORATION AND PRODUCTION -- 0.2%
  $  379    Anadarko Finance Company,
              Series B,
              6.750% 05/01/11........................................    $   381
     184    Pure Resources, Inc.,
              7.125% 06/15/11........................................        174
                                                                        --------
                                                                             555
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 3.6%
     664    Capital One Bank,
              6.875% 02/01/06##......................................        641
     272    Capital One Bank,
              Series 4,
              6.500% 07/30/04##......................................        265
     700    Caterpillar Finance Services Corporation,
              5.950% 05/01/06........................................        706
     823    Citigroup Inc.,
              7.250% 10/01/10........................................        866
   1,043    Citigroup Inc.,
              6.000% 02/21/12........................................      1,010
   4,464    General Electric Capital Corporation, Series A,
              5.375% 03/15/07(a).....................................      4,415
     725    Household Finance Corporation,
              6.500% 01/24/06........................................        727
   1,257    Household Finance Corporation,
              5.875% 02/01/09........................................      1,181
   1,247    Household Finance Corporation,
              6.750% 05/15/11........................................      1,209
     700    National Rural Utilities Cooperative Finance Corporation,
              6.000% 05/15/06##......................................        694
     700    Prudential Funding LLC,
              6.600% 05/15/08@.......................................        708
     820    Washington Mutual, Inc.,
              7.500% 08/15/06........................................        869
                                                                        --------
                                                                          13,291
                                                                        --------
            FOOD AND DRUG STORES -- 0.8%
     910    Fred Meyer, Inc.,
              7.450% 03/01/08##......................................        961
   1,750    Nabisco Inc.,
              6.125%** 02/01/33##....................................      1,773
                                                                        --------
                                                                           2,734
                                                                        --------
            FOOD PRODUCTS -- 1.4%
   1,050    Kellogg Company,
              Series B,
              6.000% 04/01/06##......................................      1,055
   1,306    Sara Lee Corporation,
              6.250% 09/15/11........................................      1,293
   1,089    Tyson Foods, Inc.,
              Class A,
              7.250% 10/01/06@##.....................................      1,113
     215    Unilever Capital Corporation,
              6.750% 11/01/03........................................        225
   1,175    Unilever Capital Corporation,
              7.125% 11/01/10........................................      1,244
                                                                        --------
                                                                           4,930
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            HEALTH SERVICES -- 0.4%
 $   408    Cardinal Health, Inc.,
              6.750% 02/15/11##......................................   $    418
     475    Wellpoint Health Networks Inc.,
              6.375% 06/15/06........................................        482
     434    Wellpoint Health Networks Inc.,
              6.375% 01/15/12........................................        425
                                                                        --------
                                                                           1,325
                                                                        --------
            HOUSING AND FURNISHING -- 0.2%
     561    Hanson Overseas B.V.,
              6.750% 09/15/05........................................        577
                                                                        --------
            INSURANCE -- 0.4%
     750    American International Group, Inc.,
              5.850% 08/01/08@.......................................        741
     771    Principal Life Global,
              6.250% 02/15/12@.......................................        747
                                                                        --------
                                                                           1,488
                                                                        --------
            INTEGRATED OIL -- 0.2%
     695    Conoco Funding Company,
              6.350% 10/15/11........................................        689
                                                                        --------
            INVESTMENT SERVICES -- 1.7%
     813    Bear Stearns Companies, Inc.,
              7.800% 08/15/07........................................        866
     535    Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06........................................        537
     890    Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11........................................        856
     650    Lehman Brothers Holdings Inc.,
              7.750% 01/15/05........................................        682
     708    Merrill Lynch & Company, Inc.,
              6.000% 02/17/09##......................................        700
     678    Morgan Stanley Dean Witter & Company,
              6.100% 04/15/06........................................        692
   1,708    Morgan Stanley Dean Witter & Company,
              6.750% 04/15/11........................................      1,715
                                                                        --------
                                                                           6,048
                                                                        --------
            METALS AND MINING -- 0.2%
     520    Alcoa Inc.,
              7.375% 08/01/10........................................        553
                                                                        --------
            NATURAL GAS PIPELINES -- 0.6%
     721    EL Paso Corporation,
              7.000% 05/15/11(a).....................................        701
     650    Kinder Morgan, Inc.,
              6.650% 03/01/05........................................        661
     716    The Williams Companies, Inc.,
              6.500% 08/01/06........................................        682
                                                                        --------
                                                                           2,044
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            OIL REFINING AND MARKETING -- 0.6%
 $   750    PDV America Inc., Gtd. Sr. Notes,
              7.875% 08/01/03##......................................   $    752
   1,296    USX Corporation,
              6.650% 02/01/06........................................      1,324
                                                                        --------
                                                                           2,076
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.3%
     409    International Paper Company,
              8.000% 07/08/03........................................        427
     544    Weyerhaeuser Company,
              6.750% 03/15/12@.......................................        535
                                                                        --------
                                                                             962
                                                                        --------
            PHARMACEUTICALS -- 0.5%
     891    Eli Lilly and Company,
              6.000% 03/15/12........................................        879
     823    Wyeth,
              6.250% 03/15/06........................................        848
                                                                        --------
                                                                           1,727
                                                                        --------
            PUBLISHING AND ADVERTISING -- 0.4%
     388    Gannett Company, Inc.,
              6.375% 04/01/12........................................        386
     985    Viacom Inc.,
              Class B,
              6.625% 05/15/11........................................        986
                                                                        --------
                                                                           1,372
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
     615    Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11........................................        617
     961    FedEx Corporation,
              6.625% 02/12/04........................................        992
                                                                        --------
                                                                           1,609
                                                                        --------
            REAL ESTATE -- 0.2%
     699    EOP Operating LP,
              7.000% 07/15/11........................................        696
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 3.2%
      70    AT&T Canada Inc.,
              (0.000)% due 06/15/08
              9.950% beginning 06/15/03##............................         11
     427    AT&T Corporation,
              7.300% 11/15/11@##.....................................        412
     541    AT&T Wireless Services Inc.,
              7.875% 03/01/11##......................................        539
     272    BellSouth Corporation,
              5.000% 10/15/06........................................        267
     651    Cingular Wireless,
              6.500% 12/15/11@.......................................        626
     556    Cox Communications, Inc.,
              Class A,
              7.750% 11/01/10##......................................        567
   1,248    Qwest Capital Funding, Inc.,
              7.000% 08/03/09........................................      1,016
   1,217    SBC Communications Inc.,
              6.250% 03/15/11##......................................      1,208
     715    Sprint Capital Corporation,
              6.125% 11/15/08........................................        638

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $ 1,466    Sprint Capital Corporation,
              8.375% 03/15/12@.......................................   $  1,444
     346    TELUS Corporation,
              7.500% 06/01/07........................................        353
   1,691    Verizon New England Inc.,
              6.500% 09/15/11........................................      1,650
   1,116    Verizon Pennsylvania,
              Series A,
              5.650% 11/15/11........................................      1,023
     285    Vodafone Group plc,
              7.625% 02/15/05........................................        304
   1,255    WorldCom, Inc. - WorldCom Group,
              8.000% 05/15/06........................................      1,106
     776    WorldCom, Inc. - WorldCom Group,
              7.500% 05/15/11##......................................        651
                                                                        --------
                                                                          11,815
                                                                        --------
            TOBACCO -- 0.4%
   1,366    R.J. Reynolds Tobacco Holdings, Inc.,
              7.375% 05/15/03........................................      1,405
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost: $101,740).......................................    100,564
                                                                        --------
            FOREIGN BONDS AND NOTES -- 2.1%
   1,385    Banco Latinoamericano de Exportaciones, SA, Class E,
              7.200% 05/28/02@##.....................................      1,391
     970    Corp Andina de Fomento,
              8.875% 06/01/05##......................................      1,055
     380    Government of Canada,
              5.250% 11/05/08##......................................        373
     328    Hellenic Republic,
              6.950% 03/04/08........................................        343
     403    Kimberly-Clark de Mexico, SA de CV, Class A,
              8.875% 08/01/09@.......................................        429
     470    Ontario (Province of),
              7.000% 08/04/05........................................        501
     733    Pemex Finance Ltd.,
              5.720% 11/15/03##......................................        746
   2,080    Republic of Italy,
              6.000% 02/22/11(a).....................................      2,072
     683    United Mexican States,
              8.375% 01/14/11........................................        715
                                                                        --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost: $7,648).........................................      7,625
                                                                        --------
            MORTGAGE-BACKED SECURITIES -- 12.0%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 5.5%
   1,200    Chase Manhattan Bank - First Union National,
              Series 1999-1, Class A2,
              7.439% 07/15/09........................................      1,278

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 $ 1,950    Commercial Mortgage Acceptance Corporation,
              Series 1999-C1, Class A2,
              7.030% 05/15/09##......................................   $  2,041
     615    Criimi Mae CMBS Corporation, Series 1998-1, Class A1,
              5.697% 06/20/30@##.....................................        628
     500    CS First Boston Mortgage Securities Corporation,
              Series 1998-C2, Class A2,
              6.300% 11/15/08##......................................        504
   1,750    CS First Boston Mortgage Securities Corporation,
              Series 2000-C1, Class A2,
              7.545% 04/14/62........................................      1,873
   2,250    DLJ Commercial Mortgage Corporation, Series 1999-CG2,
              Class A1B,
              7.300% 06/10/09##......................................      2,384
   1,000    DLJ Commercial Mortgage Corporation, Series 2000-CF1,
              Class A1B,
              7.620% 05/10/10##......................................      1,077
   1,800    First Union National Bank Commercial Mortgage,
              Series 1999-C4, Class A2,
              7.390% 11/15/09##......................................      1,914
     300    JP Morgan Chase Commercial Mortgage Securities
              Corporation,
              Series 2001-CIBC, Class A3,
              6.260% 03/15/33##......................................        297
   7,039    JP Morgan Commercial Mortgage Finance Corporation,
              Series 1997-C4, Class X, Interest only,
              1.229%** 12/26/28##....................................        299
  15,068    Merrill Lynch Mortgage Investors, Inc.,
              Series 1998-C3, Class IO,
              0.667%** 12/15/30......................................        663
     400    Nomura Depositor Trust,
              Series 1998-ST1, Class A4,
              2.800%** 02/15/34......................................        400
   1,100    PNC Mortgage Acceptance Corporation, Series 2000-C1,
              Class A2,
              7.610% 02/15/10##......................................      1,179
   1,850    Salomon Brothers Mortgage Securities VII, Series 2000-C1,
              Class A2,
              7.520% 12/18/09##......................................      1,974
   1,900    Salomon Brothers Mortgage Securities VII, Series 2000-C2,
              Class A2,
              7.455% 04/18/10........................................      2,025
  40,393    Vendee Mortgage Trust,
              Series 1998-1, Class 2, Interest only,
              0.436%** 09/15/27......................................        509
  41,849    Vendee Mortgage Trust,
              Series 1998-3, Class 1, Interest only,
              0.301%** 03/15/29......................................        409
                                                                        --------
                                                                          19,454
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.2%
 $   810      6.000% 06/15/11........................................   $    807
                                                                        --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 6.2%
  20,700      7.000% 07/15/05........................................     22,126
     256      6.244%** 08/01/36##....................................        261
                                                                        --------
                                                                          22,387
                                                                        --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.1%
     184      10.000% 07/15/16 - 08/15/17##..........................        209
                                                                        --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost: $43,103)........................................     42,857
                                                                        --------
            U.S. TREASURY OBLIGATIONS -- 49.3%
            U.S. TREASURY NOTES -- 43.3%
  73,400      6.250% 02/15/03(a)##...................................     75,660
     202      2.750% 10/31/03(a).....................................        200
   3,700      4.250% 11/15/03(a).....................................      3,750
  22,500      3.250% 12/31/03##......................................     22,391
  33,500      5.875% 02/15/04(a).....................................     34,871
     153      5.250% 05/15/04(a).....................................        158
   4,625      5.875% 11/15/04(a).....................................      4,827
  11,300      6.750% 05/15/05(a).....................................     12,077
                                                                        --------
                                                                         153,934
                                                                        --------
            U.S. TREASURY STRIPS -- 6.0%
   9,700    Interest only,
              5.823%*** 05/15/11.....................................      5,753
  17,500    Principal only,
              4.179%*** 11/15/04##...................................     15,667
                                                                        --------
                                                                          21,420
                                                                        --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost: $176,734).......................................    175,354
                                                                        --------
 SHARES                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 25.8%
              (Cost: $91,686)
  91,686    Nations Cash Reserves,
              Capital Class Shares#..................................   $ 91,686
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $427,341*)................................  119.3%   424,569
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (19.3)%
            Cash.....................................................   $     25
            Receivable for investment securities sold................        585
            Interest receivable......................................      3,644
            Variation margin/due to broker...........................       (175)
            Collateral on securities loaned..........................    (71,396)
            Investment advisory fee payable..........................       (120)
            Administration fee payable...............................        (15)
            Payable for investment securities purchased..............     (1,226)
            Accrued Trustees' fees and expenses......................        (29)
            Accrued expenses and other liabilities...................        (28)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (68,735)
                                                                        --------
            NET ASSETS........................................  100.0%  $355,834
                                                                        ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $2,898 on investment securities was comprised of gross appreciation of $1,250 and gross depreciation of $4,148 for federal income tax purposes. At March 31, 2002, the aggregate cost for federal income tax purposes was $427,467.

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2002.

***Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $71,396.

 ##All or a portion of security segregated as collateral for futures contracts.

(a)All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002, is $69,783 and $69,300, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2002


                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            COMMON STOCKS -- 2.4%
            BROADCASTING AND CABLE -- 0.0%+
  12,210    Charter Communications, Inc., Class A!!(a)...............   $    138
                                                                        --------
            FOOD PRODUCTS -- 0.1%
  25,296    Chiquita Brands International, Inc.!!(a).................        417
                                                                        --------
            HEALTH SERVICES -- 1.0%
  80,010    Apria Healthcare Group Inc.!!##..........................      1,961
  43,600    Manor Care, Inc.!!(a)....................................      1,016
                                                                        --------
                                                                           2,977
                                                                        --------
            LODGING AND RECREATION -- 0.1%
  26,545    Pinnacle Entertainment, Inc.!!...........................        214
  17,233    United Artists Theatre Company(i)(h).....................         60
                                                                        --------
                                                                             274
                                                                        --------
            METALS AND MINING -- 0.2%
   3,105    Joy Global Inc.!!(a).....................................         51
  16,000    Newmont Mining Corporation...............................        443
                                                                        --------
                                                                             494
                                                                        --------
            PACKAGING AND CONTAINERS -- 0.2%
  35,700    Owens-Illinois, Inc.!!...................................        607
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 0.3%
 115,300    Abitibi-Consolidated Inc. ...............................      1,026
                                                                        --------
            PHARMACEUTICALS -- 0.0%+
   1,158    Genesis Health Ventures, Inc.!!(i).......................         21
                                                                        --------
            STEEL -- 0.0%+
 189,321    Algoma Steel Inc.!!(h)...................................        119
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 0.4%
 127,971    @Track Communications, Inc.!!(i).........................        284
   9,600    BellSouth Corporation....................................        354
   6,617    ICO Global Communications Holdings LTD.!!(a).............         19
   9,400    SBC Communications Inc. .................................        352
   7,200    Verizon Communications Inc. .............................        329
                                                                        --------
                                                                           1,338
                                                                        --------
            UTILITIES -- MISCELLANEOUS -- 0.1%
  40,300    NRG Energy, Inc.!!(a)....................................        486
                                                                        --------
            TOTAL COMMON STOCKS
              (Cost: $7,208).........................................      7,897
                                                                        --------
PRINCIPAL
 AMOUNT                                                                  VALUE
 (000)                                                                   (000)
--------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 5.5%
            BROADCASTING AND CABLE -- 0.5%
$  2,430    Adelphia Communications Corporation, Class A, 6.000%
              02/15/06...............................................   $  1,771
                                                                        --------
            COMPUTER SERVICES -- 0.3%
   1,565    Cnet, Inc., 5.000% 03/01/06..............................        984
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
   1,135    Quantum Corporation -- DLT & Storage Systems, 7.000%
              08/01/04...............................................      1,056
                                                                        --------
            CONGLOMERATES -- 0.1%
     575    Internet Capital Group, Inc., 5.500% 12/21/04............        212
                                                                        --------
            CONSTRUCTION -- 0.2%
   1,175    Shaw Group Inc., 3.120%*** 05/01/21......................        645
                                                                        --------
            HEALTH SERVICES -- 0.8%
     740    CuraGen Corporation, 6.000% 02/02/07.....................        545
     795    Incyte Genomics, Inc., 5.500% 02/01/07(a)................        594
   1,910    QuadraMed Corporation, 5.250% 05/01/05(a)................      1,569
                                                                        --------
                                                                           2,708
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
   1,970    CIENA Corporation, 3.750% 02/01/08.......................      1,263
   2,265    Comverse Technology, Inc., 1.500% 12/01/05(a)............      1,727
   2,080    Juniper Networks, Inc., 4.750% 03/15/07..................      1,477
   1,140    ONI Systems Corporation, 5.000% 10/15/05.................        876
                                                                        --------
                                                                           5,343
                                                                        --------
            SEMICONDUCTORS -- 0.9%
   2,835    LSI Logic Corporation, 4.000% 02/15/05(a)................      2,435
     740    Vitesse Semiconductor Corporation, 4.000% 03/15/05@(a)...        578
                                                                        --------
                                                                           3,013
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- 0.7%
$  4,405    At Home Corporation, 4.750% 12/15/06(a)(b)(c)............   $  1,035
   3,045    Cox Communications, Inc., Class A, 0.426% 04/19/20.......      1,271
                                                                        --------
                                                                           2,306
                                                                        --------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost: $19,093)........................................     18,038
                                                                        --------
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 0.2%
              (Cost: $798)
            AEROSPACE AND DEFENSE -- 0.2%
  21,120    Titan Capital Trust......................................        821
                                                                        --------
PRINCIPAL
 AMOUNT
 (000)
---------
            CORPORATE BONDS AND NOTES -- 78.9%
            AEROSPACE AND DEFENSE -- 0.4%
$    690    Sequa Corporation, 9.000% 08/01/09.......................        690
     515    Sequa Corporation, Class A,
              8.875% 04/01/08(a).....................................        515
                                                                        --------
                                                                           1,205
                                                                        --------
            AIRLINES -- 2.4%
   1,652    American Airlines, Inc., 7.377% 05/23/19.................      1,586
     715    Delta Air Lines, Inc., 9.250% 03/15/22...................        667
     435    Delta Air Lines, Inc., 10.375% 12/15/22..................        416
   3,065    Delta Air Lines, Inc., 8.300% 12/15/29...................      2,602
   1,520    Northwest Airlines Inc., 9.875% 03/15/07.................      1,505
     326    Northwest Airlines Inc., 8.970% 01/02/15.................        315
     705    Northwest Airlines Inc., Series 2001, Class C, 7.626%
              04/01/10(i)............................................        630
                                                                        --------
                                                                           7,721
                                                                        --------
            AUTOMOTIVE -- 0.4%
   1,720    Mark IV Industries, Inc., 7.500% 09/01/07................      1,342
                                                                        --------
            BROADCASTING AND CABLE -- 10.8%
   1,141    Ackerly Group Bank Debt Term Loan, 6.900%**
              11/10/02(i)(j).........................................      1,147
     820    Adelphia Communications Corporation, Class A, 10.250%
              11/01/06...............................................        763

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  1,155    Adelphia Communications Corporation, Class A, 10.250%
              06/15/11...............................................   $  1,045
   2,680    Belo Corporation, Class A, 8.000% 11/01/08...............      2,726
     785    British Sky Broadcasting Group plc, 7.300% 10/15/06......        782
     610    British Sky Broadcasting Group plc, 6.875% 02/23/09......        574
   1,000    Cablevision SA, 12.500% 03/02/03@(b).....................        170
   2,185    Cablevision SA, 13.750% 04/30/07(b)......................        371
     755    Cablevision SA, 13.750% 05/01/09(b)......................        128
     995    CanWest Media Inc., 10.625% 05/15/11.....................      1,095
   1,045    Charter Communications Holdings LLC, 8.625% 04/01/09.....        946
   1,360    Charter Communications Holdings LLC, 10.250% 01/15/10....      1,326
     995    Charter Communications Holdings LLC, 10.000% 05/15/11....        950
   3,225    Charter Communications Holdings LLC, (0.000)% due
              01/15/10 11.750% beginning 01/15/05....................      2,161
     395    Charter Communications Holdings LLC, (0.000)% due
              05/15/11
              11.750% beginning 05/15/06(a)..........................        229
   2,810    Comcast UK Cable Partners Ltd., Class A, 11.200%
              11/15/07...............................................      2,290
   1,295    Frontiervision Operating Partners LP, 11.000%
              10/15/06##.............................................      1,269
     310    Frontiervision Operating Partners LP, 11.875% 09/15/07...        307
     490    Frontiervision Operating Partners LP, Series B, 11.875%
              09/15/07...............................................        485
   1,485    Liberty Media Corporation, 8.500% 07/15/29...............      1,429
     580    LIN Television Corporation, 8.000% 01/15/08..............        592
     310    News America Inc., 7.250% 05/18/18.......................        287
     480    NTL Communications Corporation, Series B, 11.500%
              10/01/08(a)............................................        168
     685    NTL Communications Corporation, Series B, 11.875%
              10/01/10(a)............................................        240
     175    Ono Finance plc, 13.000% 05/01/09........................         79
     800    Ono Finance plc, 14.000% 02/15/11........................        376
     135    Paxson Communications Corporation, 10.750% 07/15/08......        147

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$  4,945    Paxson Communications Corporation, (0.000)% due 01/15/09
              12.250% beginning 01/15/06@............................   $  3,559
   2,275    Radio Unica Corporation, (0.000)% due 08/01/06 11.750%
              beginning 08/01/02.....................................        964
   2,595    Rogers Cable Inc., 11.000% 12/01/15......................      2,854
     140    Rogers Cable Systems, 10.125% 09/01/12...................        146
     780    Sinclair Broadcast Group, Inc., Class A, 8.750%
              12/15/07...............................................        796
   2,955    Telewest Communications plc, 11.000% 10/01/07............      1,492
     845    TV Azteca, SA de CV,
              Series B,
              10.500% 02/15/07(a)....................................        858
   1,410    UIH Australia/Pacific Inc.,
              Series B,
              0.000% 05/15/06(b).....................................         63
     505    United Pan-Europe Communications N.V., Class A, 10.875%
              08/01/09...............................................         66
     205    United Pan-Europe Communications N.V., Class A, (0.000)%
              due 02/01/10 13.750% beginning 02/01/05................         21
   5,390    United Pan-Europe Communications N.V.,
              Series B, 11.250% 02/01/10(a)##........................        701
     515    United Pan-Europe Communications N.V.,
              Series B, 11.500% 02/01/10.............................         67
   3,195    United Pan-Europe Communications N.V.,
              Series B, (0.000)% due 08/01/09 12.500% beginning
              08/01/04...............................................        351
   1,025    United Pan-Europe Communications N.V.,
              Series B, (0.000)% due 11/01/09 13.375% beginning
              11/01/04(a)............................................        113
   1,035    Young Broadcasting Inc.,
              8.500% 12/15/08@.......................................      1,076
                                                                        --------
                                                                          35,209
                                                                        --------
            CHEMICALS -- BASIC -- 1.2%
   1,645    Olin Corporation,
              9.125% 12/15/11........................................      1,723
   2,210    Terra Capital Inc.,
              12.875% 10/15/08.......................................      2,277
                                                                        --------
                                                                           4,000
            CHEMICALS -- SPECIALTY -- 1.1%
     820    Acetex Corporation,
              10.875% 08/01/09.......................................        853
     340    General Chemical Industrial Products,
              10.625% 05/01/09.......................................        282
      65    Marsulex Inc.,
              9.625% 07/01/08........................................         65

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- (CONTINUED)
$  1,615    Millennium America Inc.,
              7.625% 11/15/26........................................   $  1,356
     950    Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10.......................................        950
                                                                        --------
                                                                           3,506
                                                                        --------
            COMMERCIAL BANKING -- 0.3%
     885    Golden State Holdings, Escrow Corporation,
              7.125% 08/01/05........................................        876
                                                                        --------
            COMMERCIAL SERVICES -- 0.8%
   1,170    Intertek Finance plc,
              Series B,
              10.250% 11/01/06.......................................      1,188
   1,860    Protection One, Inc.,
              7.375% 08/15/05........................................      1,562
                                                                        --------
                                                                           2,750
                                                                        --------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.1%
     530    Unisys Corporation,
              7.250% 01/15/05........................................        527
   1,085    Unisys Corporation,
              8.125% 06/01/06........................................      1,107
   2,100    Xerox Bank Debt Funded Revolver,
              4.970%** 10/22/02(i)(j)................................      1,995
                                                                        --------
                                                                           3,629
                                                                        --------
            CONSUMER SERVICES -- 0.5%
     320    Alderwoods Group, Inc.,
              11.000% 01/02/07.......................................        322
   1,165    Alderwoods Group, Inc.,
              12.250% 01/02/09(a)....................................      1,229
     145    Jafra Cosmetics International, Inc.,
              11.750% 05/01/08.......................................        151
                                                                        --------
                                                                           1,702
                                                                        --------
            DIVERSIFIED ELECTRONICS -- 0.4%
   1,245    Knowles Electronics Inc.,
              13.125% 10/15/09(a)....................................      1,245
                                                                        --------
            DIVERSIFIED MANUFACTURING -- 1.3%
   1,605    Collins & Aikman Floor Cover,
              9.750% 02/15/10@.......................................      1,680
   1,575    Foamex LP,
              10.750% 04/01/09@......................................      1,614
   1,205    Neenah Corporation,
              Series D,
              11.125% 05/01/07.......................................        494

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING -- (CONTINUED)
$    575    Neenah Foundry Company,
              11.125% 05/01/07.......................................   $    236
     285    Remington Product Company LLC,
              Series D,
              11.000% 05/15/06.......................................        239
                                                                        --------
                                                                           4,263
                                                                        --------
            ELECTRIC POWER -- NON NUCLEAR -- 8.9%
     235    AES Corporation,
              8.750% 06/15/08........................................        181
     345    AES Corporation,
              9.500% 06/01/09(a).....................................        269
     705    AES Corporation,
              9.375% 09/15/10(a).....................................        550
     440    AES Drax Holdings Ltd.,
              Series B,
              10.410% 12/31/20.......................................        330
   1,705    AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17##......................................      1,571
   1,175    AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29........................................      1,055
   2,010    Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09........................................      2,075
   4,185    Calpine Canada Energy Finance,
              8.500% 05/01/08........................................      3,337
   4,880    Cedar Brakes II LLC,
              9.875% 09/01/13@##.....................................      5,029
     440    CMS Energy Corporation,
              8.125% 05/15/02........................................        441
     900    CMS Energy Corporation,
              9.875% 10/15/07........................................        977
     470    ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11........................................        450
   1,285    Mirant Corporation,
              7.400% 07/15/04@.......................................      1,157
   2,795    Pacific Gas and Electric Company Bank Debt Term A,
              8.000%** 12/30/06(i)(j)................................      2,879
   3,425    PG&E National Energy Group,
              10.375% 05/16/11.......................................      3,544
     500    PSEG Energy Holdings, Inc.,
              9.125% 02/10/04........................................        502
     705    PSEG Energy Holdings, Inc.,
              8.625% 02/15/08........................................        687
     505    PSEG Energy Holdings, Inc.,
              10.000% 10/01/09.......................................        518
     343    Salton Sea Funding,
              Series B,
              7.370% 05/30/05........................................        346
   1,410    Tiverton/Rumford Power Association,
              9.000% 07/15/18@.......................................      1,184
     375    Western Resources, Inc.,
              6.250%** 08/15/03......................................        364
     945    Western Resources, Inc.,
              6.875% 08/01/04........................................        901

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$    375    Western Resources, Inc.,
              7.125% 08/01/09........................................   $    345
     440    Western Resources, Inc.,
              7.650% 04/15/23........................................        351
                                                                        --------
                                                                          29,043
                                                                        --------
            ELECTRICAL EQUIPMENT -- 0.6%
   1,450    Thomas & Betts Corporation,
              8.250% 01/15/04........................................      1,427
     465    Thomas & Betts Corporation,
              6.625% 05/07/08........................................        396
                                                                        --------
                                                                           1,823
                                                                        --------
            ENERGY -- MISCELLANEOUS -- 1.0%
     900    AmeriGas Partners, LP,
              8.875% 05/20/11........................................        927
   1,115    Dynegy Holdings Inc.,
              7.500% 06/15/09........................................      1,127
   1,340    Dynegy Holdings Inc.,
              6.875% 04/01/11........................................      1,252
                                                                        --------
                                                                           3,306
                                                                        --------
            EXPLORATION AND PRODUCTION -- 3.3%
     915    Baytex Energy Ltd.,
              10.500% 02/15/11.......................................        940
   1,085    Bluewater Finance Ltd.,
              10.250% 02/15/12@(a)...................................      1,128
   1,080    Comstock Resources, Inc.,
              11.250% 05/01/07.......................................      1,123
     720    Comstock Resources, Inc.,
              11.250% 05/01/07@......................................        749
   2,000    Energy Corporation of America,
              Series A,
              9.500% 05/15/07........................................      1,361
     925    Mission Resources Corporation,
              Series C,
              10.875% 04/01/07(a)....................................        860
     315    Ocean Energy, Inc.,
              Series B,
              8.250% 07/01/18........................................        326
   1,030    Stone Energy Corporation,
              8.250% 12/15/11........................................      1,053
   1,220    Triton Energy Ltd.,
              8.875% 10/01/07........................................      1,342
   1,120    Vintage Petroleum, Inc.,
              7.875% 05/15/11........................................      1,047
     825    Westport Resources Corporation,
              8.875% 09/15/07........................................        862
                                                                        --------
                                                                          10,791
                                                                        --------
            FINANCE -- MISCELLANEOUS -- 0.7%
     650    DR Structured Finance Corporation,
              Series 94K2,
              9.350% 08/15/19........................................        358
     159    DR Structured Finance Corporation,
              Series A-1,
              7.600% 08/15/07........................................        109
     655    DR Structured Finance Corporation,
              Series A-2,
              8.375% 08/15/15........................................        393

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$  1,180    DR Structured Finance Corporation,
              Series A-2,
              7.430% 08/15/18........................................   $    625
     245    DR Structured Finance Corporation,
              Series A-3,
              8.550% 08/15/19........................................        118
   1,785    The FINOVA Group Inc.,
              7.500% 11/15/09........................................        620
                                                                        --------
                                                                           2,223
                                                                        --------
            FOOD AND DRUG STORES -- 0.2%
     640    Fleming Companies, Inc.,
              10.125% 04/01/08(a)....................................        669
                                                                        --------
            FOOD PRODUCTS -- 0.1%
     178    Chiquita Brands International, Inc.,
              10.560% 03/15/09(a)....................................        186
                                                                        --------
            HEALTH SERVICES -- 3.8%
   2,130    Express Scripts, Inc.,
              9.625% 06/15/09........................................      2,354
     285    Fountain View Inc.,
              Series B,
              11.250% 04/15/08(b)(c).................................        147
     210    Harborside Healthcare Corporation,
              (0.000)% due 08/01/07
              12.000% beginning 08/01/04(i)..........................         93
     280    HCA Inc.,
              7.875% 02/01/11........................................        291
   2,485    HCA Inc.,
              7.500% 11/15/95........................................      2,203
     980    Manor Care, Inc.,
              7.500% 06/15/06........................................        994
   1,525    Manor Care, Inc.,
              8.000% 03/01/08@.......................................      1,575
     580    Mckesson Corporation,
              7.750% 02/01/12........................................        585
     775    Rotech Healthcare Inc.,
              9.500% 04/01/12@.......................................        800
   1,075    Team Health Inc.,
              Series B,
              12.000% 03/15/09.......................................      1,204
   1,953    Unilab Fiance Corporation,
              12.750% 10/01/09.......................................      2,248
                                                                        --------
                                                                          12,494
                                                                        --------
            HEAVY MACHINERY -- 1.4%
   1,535    Dresser, Inc.,
              9.375% 04/15/11@.......................................      1,580
   1,025    Joy Global Inc.,
              10.750% 04/30/06(a)....................................      1,074
     240    Thermadyne Bank Debt Funded Revolver,
              4.600%** 05/22/04(i)(j)................................        207
     238    Thermadyne Bank Debt Term A,
              4.600%** 05/22/04(i)(j)................................        205
     843    Thermadyne Bank Debt Term B,
              4.910%** 05/22/05(i)(j)................................        726

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            HEAVY MACHINERY -- (CONTINUED)
$    843    Thermadyne Bank Debt Term C,
              4.660%** 05/22/06(i)(j)................................   $    726
      65    Thermadyne Manufacturing LLC,
              9.875% 06/01/08(b)(c)..................................         24
                                                                        --------
                                                                           4,542
                                                                        --------
            HOUSEHOLD PRODUCTS -- 0.1%
     360    Hasbro, Inc.,
              5.600% 11/01/05(a).....................................        333
                                                                        --------
            INTEGRATED OIL -- 0.2%
     850    Northern Natural Gas,
              6.750% 09/15/08@.......................................        812
                                                                        --------
            LODGING AND RECREATION -- 6.9%
     700    Bally Total Fitness Holding Corporation,
              Series D,
              9.875% 10/15/07(a).....................................        702
   1,060    Hilton Hotels Corporation,
              7.625% 05/15/08##......................................      1,057
     395    Hilton Hotels Corporation,
              8.250% 02/15/11(a).....................................        403
     210    Hilton Hotels Corporation,
              7.500% 12/15/17........................................        190
   1,685    Hollywood Casino Corporation,
              13.000% 08/01/06.......................................      1,807
   3,230    ITT Corporation,
              7.375% 11/15/15........................................      3,028
   1,015    ITT Corporation,
              7.750% 11/15/25........................................        877
   1,085    Jacobs Entertainment,
              11.875% 02/01/09@......................................      1,071
     720    Mandalay Resort Group,
              9.500% 08/01/08........................................        778
     315    Park Place Entertainment Corporation,
              8.875% 09/15/08(a).....................................        330
   1,600    Park Place Entertainment Corporation,
              8.125% 05/15/11(a).....................................      1,608
   1,210    Penn National Gaming, Inc.,
              Series B,
              11.125% 03/01/08.......................................      1,301
   1,330    Pinnacle Entertainment, Inc.,
              Series B,
              9.250% 02/15/07........................................      1,270
   1,695    Pinnacle Entertainment, Inc.,
              Series B,
              9.500% 08/01/07........................................      1,627
   1,845    Sun International Hotels Ltd.,
              9.000% 03/15/07(a).....................................      1,882
     697    United Artists Theatre Circuit Inc.,
              9.300% 07/01/15........................................        523
   2,030    Vail Resorts, Inc.,
              8.750% 05/15/09@.......................................      2,066

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
$  1,020    Venetian Casino Resort LLC,
              12.250% 11/15/04(a)....................................   $  1,074
     920    Wheeling Island Gaming Inc.,
              10.125% 12/15/09@......................................        952
                                                                        --------
                                                                          22,546
                                                                        --------
            MEDICAL DEVICES AND SUPPLIES -- 2.8%
   2,950    Alaris Medical Systems, Inc.,
              9.750% 12/01/06(a).....................................      2,862
   1,387    Alaris Medical Systems, Inc.,
              (0.000)% due 08/01/08
              11.125% beginning 08/01/03.............................        971
   2,939    DJ Orthopedics LLC,
              12.625% 06/15/09.......................................      3,217
   2,135    Per-Se Technologies, Inc.,
              Series B,
              7.000% 02/15/05........................................      2,082
                                                                        --------
                                                                           9,132
                                                                        --------
            METALS AND MINING -- 2.2%
     810    Commonwealth Industries, Inc.,
              10.750% 10/01/06.......................................        810
   2,100    Great Central Mines Ltd.,
              8.875% 04/01/08........................................      2,153
   1,306    Newmont Mining Corporation,
              8.625% 05/15/11(a).....................................      1,325
     245    Ormet Corporation,
              11.000% 08/15/08@......................................        147
   1,185    UCAR Finance Inc.,
              10.250% 02/15/12@......................................      1,244
   1,440    United States Steel LLC,
              10.750% 08/01/08@(a)...................................      1,440
                                                                        --------
                                                                           7,119
                                                                        --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.5%
   1,940    Avaya Inc.,
              11.125% 04/01/09.......................................      1,901
   1,410    IPC Acquisition Corporation,
              11.500% 12/15/09@......................................      1,385
   1,095    Lucent Technologies Inc.,
              7.250% 07/15/06(a).....................................        898
     535    Lucent Technologies Inc.,
              6.500% 01/15/28........................................        345
   3,380    Lucent Technologies Inc.,
              6.450% 03/15/29........................................      2,181
   3,070    Marconi Corporation plc,
              8.375% 09/15/30........................................        921
     890    Nortel Networks Ltd.,
              6.125% 02/15/06(a).....................................        659
                                                                        --------
                                                                           8,290
                                                                        --------
            OILFIELD SERVICES -- 2.0%
   1,640    Grant Prideco, Inc.,
              Series B,
              9.625% 12/01/07........................................      1,706
   2,575    Halliburton Company,
              6.000% 08/01/06(a).....................................      2,354
     700    Hallliburton Company,
              8.750% 02/15/21........................................        636

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            OILFIELD SERVICES -- (CONTINUED)
$    760    HORNBECK-LEEVAC Marine Services, Inc.,
              10.625% 08/01/08.......................................   $    785
   1,005    Parker Drilling Company,
              Series D,
              9.750% 11/15/06........................................      1,035
                                                                        --------
                                                                           6,516
                                                                        --------
            PACKAGING AND CONTAINERS -- 2.3%
   2,835    Crown Cork & Seal Company, Inc.,
              7.125% 09/01/02(a).....................................      2,621
     720    Crown Cork & Seal Company, Inc.,
              6.750% 04/15/03(a).....................................        612
     150    Crown Cork & Seal Company, Inc.,
              8.000% 04/15/23........................................        113
   1,783    Owens Corning Bank Debt Funded Revolver,
              6.750%** 06/26/02(i)(j)................................      1,246
   1,485    Owens-Brockway,
              8.875% 02/15/09@.......................................      1,515
     745    Owens-Illinois, Inc.,
              7.150% 05/15/05........................................        711
     710    Owens-Illinois, Inc.,
              7.800% 05/15/18........................................        616
                                                                        --------
                                                                           7,434
                                                                        --------
            PAPER AND FOREST PRODUCTS -- 2.2%
   1,630    Doman Industries Ltd.,
              Class A,
              12.000% 07/01/04(a)....................................      1,492
     695    Georgia-Pacific Corporation,
              9.875% 11/01/21........................................        656
     870    Georgia-Pacific Corporation,
              9.625% 03/15/22........................................        817
   1,200    Georgia-Pacific Corporation,
              9.500% 05/15/22........................................      1,126
   1,040    Georgia-Pacific Corporation,
              8.875% 05/15/31........................................        980
     900    Norske Skog Canada Ltd.,
              8.625% 06/15/11@.......................................        911
   1,395    Pope and Talbot, Inc.,
              8.375% 06/01/13........................................      1,280
                                                                        --------
                                                                           7,262
                                                                        --------
            PHARMACEUTICALS -- 2.1%
   1,095    AmerisourceBergen Corporation,
              8.125% 09/01/08........................................      1,144
   2,260    Biovail Corporation,
              7.875% 04/01/10........................................      2,246
   2,725    Caremark Rx, Inc.,
              7.375% 10/01/06........................................      2,759
     520    McKesson Corporation,
              7.650% 03/01/27........................................        474
     190    Mckesson Finance of Canada,
              6.550% 11/01/02@.......................................        192
                                                                        --------
                                                                           6,815
                                                                        --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 3.0%
$  1,305    American Color Graphics,
              12.750% 08/01/05.......................................   $  1,294
   1,785    Garden State Newspapers, Inc.,
              Series B,
              8.750% 10/01/09........................................      1,766
     537    Hollinger Participation Trust,
              12.125% 11/15/10@(d)...................................        516
   1,610    Key3Media Group, Inc.,
              11.250% 06/15/11(a)....................................      1,453
   1,335    Phoenix Color Corporation,
              10.375% 02/01/09.......................................        995
     510    Quebecor Media Inc.,
              11.125% 07/15/11.......................................        553
   1,640    Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/01/06.............................      1,132
     695(f) Regional Independent Media Holdings Ltd.,
              (0.000)% due 07/01/08
              12.875% beginning 07/01/03.............................        960
     360    TDL Infomedia Holdings Ltd.,
              12.900%*** 10/15/10....................................        290
     115    TS/F Communications Corporation,
              Series B,
              10.375% 11/01/07.......................................        113
   2,740    Ziff Davis Media Inc.,
              Series B,
              12.000% 07/15/10(a)....................................        658
                                                                        --------
                                                                           9,730
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
     326    Ermis Maritime Holdings Ltd.,
              12.500% 12/31/04(d)(h)(i)..............................        278
       4    Pegasus Promissory Note,
              0.000% 01/01/99(b)(h)(i)...............................          0++
     230    Sea Containers Ltd.,
              Series B,
              10.750% 10/15/06(a)....................................        193
     230    Sea Containers Ltd.,
              Series B,
              7.875% 02/15/08........................................        152
                                                                        --------
                                                                             623
                                                                        --------
            REAL ESTATE -- 0.9%
   1,155    CB Richard Ellis Services Inc.,
              11.250% 06/15/11.......................................      1,086
     610    LNR Property Corporation,
              10.500% 01/15/09.......................................        634
   1,045    LNR Property Corporation,
              Series B,
              9.375% 03/15/08........................................      1,054
                                                                        --------
                                                                           2,774
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.1%
   1,140    BF Saul,
              Series B,
              9.750% 04/01/08........................................      1,143
     190    Capstar Hotel,
              8.750% 08/15/07........................................        186

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- (CONTINUED)
$  2,505    Crescent Real Estate Equities LP,
              7.000% 09/15/02........................................   $  2,506
   1,040    Crescent Real Estate Equities LP,
              7.500% 09/15/07........................................        984
     930    Healthcare Realty Trust, Inc.,
              8.125% 05/01/11........................................        941
   1,685    MeriStar Hospitality Corporation,
              9.000% 01/15/08........................................      1,710
   1,535    OMEGA Healthcare Investors, Inc.,
              6.950% 08/01/07........................................      1,331
   1,310    Senior Housing Properties Trust,
              8.625% 01/15/12........................................      1,359
                                                                        --------
                                                                          10,160
                                                                        --------
            SOFTWARE -- 0.4%
   1,515    Computer Associates International, Inc.,
              Series B,
              6.250% 04/15/03........................................      1,439
                                                                        --------
            SPECIALTY STORES -- 0.9%
   2,630    The Gap, Inc.,
              5.625% 05/01/03(a).....................................      2,622
     265    The Gap, Inc.,
              6.900% 09/15/07........................................        232
                                                                        --------
                                                                           2,854
                                                                        --------
            STEEL -- 0.4%
   1,577    Algoma Steel Inc.,
              11.000% 12/31/09(a)....................................      1,119
     788    Algoma Steel Inc.,
              1.000% 12/31/30........................................        225
                                                                        --------
                                                                           1,344
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 5.8%
     250    360Networks Inc.,
              13.000% 05/01/08(b)(c).................................          0++
     760    Alamosa Delaware Inc.,
              12.500% 02/01/11(a)....................................        623
   2,820    Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05.............................      1,382
   2,285    Call-Net Enterprises, Inc.,
              9.375% 05/15/09(a).....................................        663
   2,275    Call-Net Enterprises, Inc.,
              (0.000)% due 05/15/09
              10.800% beginning 05/15/04.............................        506
     170    Call-Net Enterprises, Inc.,
              (0.000)% due 08/15/08
              8.940% beginning 08/15/03..............................         41
   1,145    COLO.COM,
              13.875% 03/15/10@(b)(c)................................         46
   3,880    Globix Corporation,
              12.500% 02/01/10(b)(c).................................        563
     583    GT Telecom Racers Notes Trust,
              Series A,
              6.563%** 06/30/08(i)...................................        233

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002




PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$    417    GT Telecom Racers Notes Trust,
              Series B,
              6.563%** 02/03/03(i)...................................   $    167
     180    IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05(b)....................................          7
     789    Loral Cyberstar Inc.,
              10.000% 07/15/06.......................................        592
   3,650    Millicom International Cellular SA,
              13.500% 06/01/06.......................................      1,970
   5,140    Neon Communications Inc.,
              12.750% 08/15/08(b)....................................        720
   1,075    Nextel International Inc.,
              12.750% 08/01/10(a)(b).................................         65
   1,920    Nextel International Inc.,
              (0.000)% due 04/15/08
              12.125% beginning 04/15/03.............................         96
     165    Pagemart Nationwide,
              15.000% 02/01/05(b)(c).................................          1
     945    Price Communications Wireless, Inc.,
              11.750% 07/15/07##.....................................      1,009
     205    Price Communications Wireless, Inc.,
              Series B,
              9.125% 12/15/06........................................        213
     350    PSINet, Inc.,
              11.500% 11/01/08(b)(c).................................         35
   1,210    PSINet, Inc.,
              11.000% 08/01/09(b)(c).................................        121
   2,155    Qwest Capital Funding Inc.,
              7.750% 08/15/06(a).....................................      1,833
     310    Qwest Capital Funding, Inc.,
              5.875% 08/03/04(a).....................................        266
   1,980    Qwest Capital Funding, Inc.,
              7.900% 08/15/10........................................      1,673
     850    Qwest Corporation,
              7.200% 11/01/04........................................        793
   1,410    Qwest Corporation,
              8.875% 03/15/12@.......................................      1,388
     160    Rogers Communications, Inc.,
              8.875% 07/15/07........................................        161
     688    Telesystem International Wireless Inc., 14.000%
              12/30/03@(a)...........................................        599
   2,145    TSI Telecommunication Services Inc., 12.750% 02/01/09@...      2,058
   1,455    U.S. Unwired Inc., Series B, (0.000)% due 11/01/09
              13.375% beginning 11/01/04.............................        960
                                                                        --------
                                                                          18,784
                                                                        --------
            TOBACCO -- 0.2%
     855    North Atlantic Trading Company, 11.000% 06/15/04.........        790
                                                                        --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost: $265,353).......................................    257,282
                                                                        --------

PRINCIPAL
 AMOUNT                                                                  VALUE
  (000)                                                                  (000)
--------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- 0.2%
$    133(e) Kpn Qwest NV, 10.000% 03/15/12(d)........................   $     35
     585(e) Ono Finance plc, 13.000% 05/01/09........................        225
     595(e) SBS Broadcasting SA, 12.000% 06/15/08....................        451
                                                                        --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost: $935)...........................................        711
                                                                        --------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.5%
     580(e) Colt Telecom Group plc, 2.000% 03/29/06@.................        240
     740(e) Colt Telecom Group plc, 2.000% 12/16/06@.................        303
   2,410(e) Colt Telecom Group plc, 2.000% 04/03/07@.................        989
                                                                        --------
            TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
              (Cost: $2,104).........................................      1,532
                                                                        --------
 SHARES
---------
            PREFERRED STOCKS -- 1.2%
            BROADCASTING AND CABLE -- 0.2%
   7,000    Paxon Communications Corporation.........................        644
                                                                        --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
   6,170    Ermis Maritime Holding Ltd.!!(h)(i)......................          0++
                                                                        --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.8%
  23,400    Sovereign REIT@##........................................      2,574
                                                                        --------
            TELECOMMUNICATIONS SERVICES -- 0.2%
  12,390    Rural Cellular Corporation, Series B,....................        558
                                                                        --------
            TOTAL PREFERRED STOCKS
              (Cost: $3,856).........................................      3,776
                                                                        --------
PRINCIPAL
 AMOUNT
 (000)
---------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 1.1%
              (Cost: $3,700)
            U.S. TREASURY NOTES -- 1.1%
$  3,890    5.375% 02/15/31(a).......................................      3,651
                                                                        --------

 SHARES
---------
            WARRANTS -- 0.0%+
   1,145    COLO.COM
              Expire 03/15/10!!@(h)..................................          0++
   1,944    Genesis Health Ventures
              Expire 10/01/02!!(i)...................................          4

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2002


                                                                         VALUE
 SHARES                                                                  (000)
--------------------------------------------------------------------------------
            WARRANTS -- (CONTINUED)
   5,803    Harborside Healthcare Corporation
              Expire 08/01/09!!(i)...................................   $      6
   1,663    ICO Global Communications
              Expire 5/16/06!!(i)....................................          0++
   7,783    Loral Space & Communications
              Expire 1/15/07!!                                                 8
   1,365    Ono Finance plc
              Expire 03/16/11!!@(i)..................................          1
     180    UbiquiTel Inc.
              Expire 04/15/10!!@(i)..................................          6
                                                                        --------
            TOTAL WARRANTS
              (Cost: $236)...........................................         25
                                                                        --------
 SHARES
 (000)
---------
            INVESTMENT COMPANIES -- 21.0%
              (Cost: $68,490)
  68,490    Nations Cash Reserves, Capital Class Shares#.............     68,490
                                                                        --------
            TOTAL INVESTMENTS
              (Cost $371,773).................................  111.0%   362,223
                                                                        --------
            OTHER ASSETS AND LIABILITIES (NET)................  (11.0)%
            Unrealized appreciation on forward foreign exchange
              contracts..............................................   $     19
            Receivable for investment securities sold................      1,618
            Dividends receivable.....................................          6
            Interest receivable......................................      6,641
            Unrealized depreciation on forward foreign exchange
              contracts..............................................         (3)
            Collateral on securities loaned..........................    (38,058)
            Investment advisory fee payable..........................       (146)
            Administration fee payable...............................        (13)
            Due to custodian.........................................       (196)
            Payable for investment securities purchased..............     (5,816)
            Accrued Trustees' fees and expenses......................        (32)
            Accrued expenses and other liabilities...................        (35)
                                                                        --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (36,015)
                                                                        --------
            NET ASSETS........................................  100.0%  $326,208
                                                                        ========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $9,625 on investment securities was comprised of gross appreciation of $12,256 and gross depreciation of $21,881 for federal income tax purposes. At March 31, 2002, the aggregate cost of securities for federal income tax purposes was $371,848.

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2002.

***Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2002.

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 ++Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 7). The portion that represents cash collateral is $38,058.

(a)All or a portion of security was on loan at March 31, 2002. The aggregate cost and market value of securities on loan at March 31, 2002, is $36,976 and $36,096, respectively.

(b)Issue in default.

(c)Issuer in bankruptcy.

(d)PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

(e)Principal amount denominated in Euro.

(f)Principal amount denominated in British Pounds.

(h)Fair valued security.

(i)Restricted security.

(j)Loan participation agreement.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2002


                                                                 INTERMEDIATE        HIGH YIELD
                                                                 BOND MASTER        BOND MASTER
                                                                  PORTFOLIO          PORTFOLIO
                                                                ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................    $        9,665     $       19,118
Dividends (Net of foreign withholding taxes of $1 and
  $2.)......................................................               249                578
Dividend income from affiliated funds.......................               314                578
Securities lending..........................................                79                 56
                                                                --------------     --------------
    Total investment income.................................            10,307             20,330
                                                                --------------     --------------
EXPENSES:
Investment advisory fee.....................................               719              1,057
Administration fee..........................................                90                 96
Custodian fees..............................................                19                 15
Legal and audit fees........................................                23                 18
Trustees' fees and expenses.................................                28                 29
Interest expense............................................                 1                  1
Other.......................................................                 4                 32
                                                                --------------     --------------
    Total expenses..........................................               884              1,248
Fees reduced by credits allowed by the custodian............                (2)                (2)
                                                                --------------     --------------
    Net expenses............................................               882              1,246
                                                                --------------     --------------
NET INVESTMENT INCOME.......................................             9,425             19,084
                                                                --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................               110              1,315
  Futures...................................................              (183)                --
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................                --                (43)
                                                                --------------     --------------
Net realized gain/(loss) on investments.....................               (73)             1,272
                                                                --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................            (4,570)            (6,976)
  Futures...................................................            (1,005)                --
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................                --                (45)
                                                                --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (5,575)            (7,021)
                                                                --------------     --------------
Net realized and unrealized gain/(loss) on investments......            (5,648)            (5,749)
                                                                --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $        3,777     $       13,335
                                                                ==============     ==============

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                INTERMEDIATE BOND                     HIGH YIELD BOND
                                                                 MASTER PORTFOLIO                    MASTER PORTFOLIO
                                                         --------------------------------    ---------------------------------
                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                            3/31/02           3/31/01           3/31/02            3/31/01
                                                         ---------------------------------------------------------------------
(IN THOUSANDS)
Net investment income................................    $        9,425    $        7,924    $       19,084     $        4,203
Net realized gain/(loss) on investments..............               (73)           (1,399)            1,272               (116)
Net change in unrealized appreciation/(depreciation)
  of investments.....................................            (5,575)            6,544            (7,021)            (2,336)
                                                         --------------    --------------    --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations.........................................             3,777            13,069            13,335              1,751
Contributions........................................           314,639            12,629           356,998            105,168
Withdrawals..........................................          (100,895)           (6,886)         (139,663)           (24,881)
                                                         --------------    --------------    --------------     --------------
Net increase/(decrease) in net assets................           217,521            18,812           230,670             82,038
NET ASSETS:
Beginning of year....................................           138,313           119,501            95,538             13,500
                                                         --------------    --------------    --------------     --------------
End of year..........................................    $      355,834    $      138,313    $      326,208     $       95,538
                                                         ==============    ==============    ==============     ==============


  FINANCIAL HIGHLIGHTS


                                                                                                             WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                             ---------------
                                                               RATIO OF       RATIO OF NET                      RATIO OF
                                                              OPERATING        INVESTMENT                       OPERATING
                                                               EXPENSES      INCOME/(LOSS)      PORTFOLIO      EXPENSES TO
                                                    TOTAL     TO AVERAGE       TO AVERAGE       TURNOVER         AVERAGE
                                                   RETURN@    NET ASSETS       NET ASSETS         RATE         NET ASSETS
                                                   -------------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Year ended 3/31/2002...........................     4.33%        0.49%(c)(d)       5.24%           228%           0.49%(c)
Year ended 3/31/2001...........................       --         0.45(c)          6.61             118            0.46(c)
Period ended 3/31/2000.........................       --         0.54+            6.10+             90            0.55+
Period ended 5/14/1999(a)......................       --         0.38+            5.61+             19            0.42+
Year ended 2/28/1999(a)........................       --         0.35             5.69             137            0.45
Year ended 2/28/1998(a)........................       --         0.35             5.99             127            0.55
HIGH YIELD BOND MASTER PORTFOLIO:
Year ended 3/31/2002...........................     6.33%        0.65%(c)(d)       9.93%            64%           0.65%(c)
Year ended 3/31/2001...........................       --         0.71            11.14              63            0.72
Period ended 3/31/2000(b)......................       --         2.82+            5.16+             26            2.86+

---------------

 + Annualized.

(a)Represents financial information for the Pacific Horizon Intermediate Bond Portfolio, which was reorganized into Intermediate Bond Master Portfolio on May 21, 1999.

(b)High Yield Bond Master Portfolio commenced operations on February 14, 2000.

(c)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)The effect of interest expense on the operating expense ratio was less than 0.01%.

 @ Total return for the Portfolio has been calculated based on the total return for the Feeder Fund adjusted for the applicable Feeder Fund expenses as set out in the notes to financial statements.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2002, the Master Trust offered seventeen separate portfolios. These financial statements pertain only to Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

The following investors were invested in the Master Portfolios at March 31, 2002:

Intermediate Bond Master Portfolio:
  Nations Intermediate Bond Fund................  92.1%
  Nations Intermediate Bond Fund (Offshore).....   7.9%
High Yield Bond Master Portfolio:
  Nations High Yield Bond Fund..................  92.3%
  Nations High Yield Bond Fund (Offshore).......   7.7%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities which are primarily traded on foreign securities exchanges are valued at the last available closing values on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value determined as of close of the New York Stock Exchange on the valuation date.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Intermediate Bond Master Portfolio may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Master Portfolio may use such options on futures contracts in connection with its hedging strategies and for the purpose of yield enhancement in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Master Portfolio may write covered call options and put options on securities in which it is permitted to invest from time to time in seeking to attain the Master Portfolio's objective. Call options written by a Master

NATIONS MASTER INVESTMENT TRUST

Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolio may also write combinations of covered puts and calls on the same underlying security. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolio typically receives a premium from writing a put or call option, which would increase the Master Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security for an exercise price higher than its then current market value, resulting in potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

The Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would

NATIONS MASTER INVESTMENT TRUST
limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with its investment objective and policies. Swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, effective return, or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in interest income. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Master Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Portfolio will succeed in pursuing contractual remedies. A Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Loan Participations: The High Yield Master Portfolio may invest in Loan Participations. When the Master Portfolio purchases a Loan Participation, the Master Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Master Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Master Portfolio and the Borrower ("Intermediate Participants"). The Master Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date.

Effective April 1, 2001, the Master Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies which requires the Master Portfolios to classify gains and loses realized on principal paydowns received on mortgage-backed securities, previously included in realized gain/loss, as part of interest income. The adoption of this accounting principle has no effect on the Master Portfolios' net asset value but changed the classification between interest income and realized gain/loss on the Statement of operations. The Statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change. The impact of the adoption of this principle is not material to the financial statements.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their

NATIONS MASTER INVESTMENT TRUST
relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                               ANNUAL RATE
----------------------------------------------------------
Intermediate Bond Master Portfolio...........     0.40%
High Yield Bond Master Portfolio.............     0.55%

The Master Trust has, on behalf of the Intermediate Bond Master Portfolio, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.15% of the Master Portfolio's average daily net assets.

The Master Trust has, on behalf of the High Yield Bond Master Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Master Portfolio's average daily net assets up to and including $100 million; 0.375% of the Master Portfolio's average daily net assets over $100 million and up to and including $200 million and 0.35% of the Master Portfolio's average daily net assets over $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Master Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BA Advisors. For the year ended March 31, 2002, BA Advisors earned 0.05% of each Master Portfolio's average daily net assets for its co-administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2002, expenses of the Master Portfolios were reduced by $3,863 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations. Effective January 1, 2002, the retirement plan was terminated. The Master Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

NATIONS MASTER INVESTMENT TRUST

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2002 were as follows:

                                  PURCHASES     SALES
                                    (000)       (000)
                                  ---------------------
Intermediate Bond Master
  Portfolio.....................  $122,694     $ 72,062
High Yield Bond Master
  Portfolio.....................   315,034      107,296

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2002 were as follows:

                                  PURCHASES     SALES
                                    (000)       (000)
                                  ---------------------
Intermediate Bond Master
  Portfolio.....................  $465,528     $316,952
High Yield Master Portfolio.....     5,545        1,873

4.  FUTURES CONTRACTS
At March 31, 2002, the Intermediate Bond Master Portfolio had the following futures contracts open:

                                                                                                                  UNREALIZED
                                                                          VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                              NUMBER OF      WHEN OPENED         CONTRACTS      (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS         (000)              (000)            (000)
------------------------------------------------------------------------------------------------------------------------------
U.S. 5 year Treasury Note Futures (long position) expiring
June 2002(a)................................................     530           $55,964            $54,979          $  (985)
U.S. 10 year Treasury Note Futures (long position) expiring
June 2002(a)................................................     120            12,341             12,294              (47)
                                                                                                                   -------
Total net unrealized depreciation...........................                                                       $(1,032)
                                                                                                                   =======

---------------

(a)Securities have been segregated as collateral for open futures contracts.

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2002, the High Yield Bond Master Portfolio had the following forward foreign currency contracts outstanding:

                                                              VALUE OF                                               UNREALIZED
                                                              CONTRACT       VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                                            WHEN OPENED         WHEN OPENED         CONTRACTS      (DEPRECIATION)
                                               LOCAL      (LOCAL CURRENCY)     (US DOLLARS)       (US DOLLARS)      (US DOLLARS)
DESCRIPTION                                  CURRENCY          (000)               (000)              (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
Expiring June 10, 2002...................      Euro              (377)            $  (329)           $  (328)          $   1
Expiring June 20, 2002...................      Euro            (1,633)             (1,438)            (1,420)             18
Expiring April 15, 2002..................  British Pound         (367)               (519)              (522)             (3)
                                             Sterling
                                                                                                                       -----
Total net unrealized appreciation........                                                                              $  16
                                                                                                                       =====

6.  LINES OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS MASTER INVESTMENT TRUST

For the year ended March 31, 2002, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
FUND                                   (000)         RATE
-----------------------------------------------------------
Intermediate Bond Master
  Portfolio.......................      $14          5.17%
High Yield Master Portfolio.......       36          3.25

7.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2002, the following Master Portfolios had securities on loan:

                               MARKET VALUE OF     MARKET VALUE
                              LOANED SECURITIES    OF COLLATERAL
FUND                                (000)              (000)
----------------------------------------------------------------
Intermediate Bond Master
  Portfolio.................       $69,300            $71,396
High Yield Bond Master
  Portfolio.................        36,096             38,058

8.  RESTRICTED SECURITIES

Certain securities may be subject to legal restrictions and may be difficult to sell. No Fund will invest more than 10% of the value of its net assets in securities that are considered illiquid.

The following securities are considered both illiquid and restricted as to resale at March 31, 2002 for the High Yield Bond Master Portfolio.

                                                       PRINCIPAL               MARKET VALUE
                                       ACQUISITION   AMOUNT/SHARES    COST       3/31/02       PERCENTAGE
SECURITY                                  DATE           (000)        (000)       (000)       OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Ackerly Group Bank Debt Term Loan,
6.900% due 11/10/02(e)(f)............   08/22/01         1,141       $ 1,104     $ 1,147           0.3%
@Track Communications, Inc. .........   12/26/01           128           311         284           0.1
Ermis Maritime Holdings Ltd., 12.500%
due 12/31/04(b)(c)...................   02/22/01           326           288         278           0.1
Ermis Maritime Holding Ltd. Preferred
Stock(b).............................   03/09/01             6             0**         0**         0.0*
Genesis Health Ventures, Inc.........   10/18/01             1            32          21           0.0*
Genesis Health Ventures Warrants.....   10/18/01             2            12           4           0.0*
GT Telecom Racers Notes Trust, Series  01/12/01-
B, 6.563% due 02/03/03(e)............   01/31/02           417           373         167           0.1
GT Telecom Racers Notes Trust, Series  01/12/01-
A, 6.563% due 06/30/08(e)............   01/31/02           583           462         233           0.1
Harborside Healthcare Corporation,
0.000% due 08/01/07
12.000% beginning 08/01/04...........   10/25/01           210            90          93           0.0*
Harborside Healthcare Corporation
Warrants.............................   05/09/01             6             9           6           0.0*
ICO Global Communications
Warrants.............................   11/07/00             2             0**         0**         0.0*

NATIONS MASTER INVESTMENT TRUST

                                                       PRINCIPAL               MARKET VALUE
                                       ACQUISITION   AMOUNT/SHARES    COST       3/31/02       PERCENTAGE
SECURITY                                  DATE           (000)        (000)       (000)       OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
 1/3;yNorthwest Airlines Inc., Series
2001, Class C, 7.626% due 04/01/10...   10/16/01           705       $   627     $   630           0.2%
Ono Finance plc Warrants(d)..........   07/17/01             1           181           1           0.0*
Owens Corning Bank Debt Funded
Revolver, 6.750% due
06/26/02(e)(f).......................   08/15/01         1,783         1,198       1,246           0.4
Pacific Gas and Electric Company Bank  01/29/02-
Debt A, 8.000% due 12/30/06(e)(f)....   02/08/02         2,795         2,826       2,879           0.9
Pegasus Promissory Note(a)(b)........   08/24/01             4             0**         0**         0.0*
Thermadyne Holding Corporation:
  Bank Debt Funded Revolver, 4.600%
  due 05/22/04(e)(f).................   07/10/01           240           208         207           0.1
  Bank Debt Term A,
  4.600% due 05/22/04(e)(f)..........   07/10/01           238           205         205           0.0*
  Bank Debt Term B,
  4.910% due 05/22/05(e)(f)..........   01/28/02           843           727         726           0.2
  Bank Debt Term C,
  4.660% due 05/22/06(e)(f)..........   01/28/02           843           727         726           0.2
                                       07/03/00-
UbiquiTel Inc. Warrants(d)...........   07/10/00           180            10           6           0.0*
United Artists Theatre Company(b)....   02/01/01            17            16          60           0.0*
Xerox Bank Debt Funded Revolver,
4.970% due 10/22/02(e)(f)............   10/22/02         2,100         1,963       1,995           0.6
                                                                     -------     -------          ----
TOTAL                                                                $11,369     $10,914           3.3%
                                                                     =======     =======          ====

---------------

   * Amount represents less than 0.1%.
  ** Amount represents less than $500.
 (a) Issue in default.
 (b) Fair valued security.
 (c) PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.
 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (e) Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2002.
 (f) Loan participation agreement.

9.  COMMITMENTS AND CONTINGENCIES

As of March 31, 2002, the High Yield Bond Master Portfolio had unfunded loan commitments pursuant to the following loan agreements:

                                      UNFUNDED COMMITMENT
BORROWER:                                    (000)
---------------------------------------------------------
Crown Cork & Seal Company, Inc. ....        $1,000
Lucent Technologies, Inc............           300
Owens Corning, Inc..................           117
Thermadyne Manufacturing, LLC.......         1,325

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Intermediate Bond Master Portfolio and Nations High Yield Master Portfolio (constituting parts of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 23, 2002

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Boards of Trustees/Directors (the "Boards") of Nations Fund Trust, Nations Fund, Inc., Nations Reserves, Nations Funds Trust and Nations Master Investment Trust (the "Companies") oversee their funds to ensure that they are managed and operated in the interests of shareholders. This annual report may relate to Funds of one or more of the Companies. Please see the introduction for the Notes to financial statements for information about which Funds and which Companies are applicable to this annual report. A majority of the Trustees/Directors ("Board Members") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the funds, apart from the personal investments that most Board Members have made in certain of the funds as private individuals. The Board Members bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers to establish the policies and oversee the activities of the funds. Although all Board Members are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Companies, the independent Board Members have particular responsibilities for assuring that the Companies are managed in the best interests of fund shareholders.

The following table provides basic information about the Board Members and Officers of the Companies. The mailing address of each Board Member is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Board Member and Officer serves in identical capacities for each Company (except for Mr. Carmichael, who serves in an advisory capacity for certain Companies) and serves an indefinite term, subject to retirement from service as required (pursuant to each Company's retirement policy) at the end of the calendar year in which a Board Member turns 72, provided that any Board Member who served on any of the Boards as of February 22, 2001, and who reached the age of 72 no later than the end of that calendar year, may continue to serve until the end of the calendar year in which such Trustee reaches age 75 and may continue to serve for successive annual periods thereafter upon the vote of a majority of the other Board Members.

    NAME, AGE AND POSITION        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
      WITH THE COMPANIES         LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS
William P. Carmichael            Indefinite term;        Senior Managing Director of The      41 (50 others in an
Age: 58                          Board Member since      Succession Fund (a company formed     advisory capacity
Board Member (Nations            1999                    to advise and buy family owned              only)
Funds Trust and Nations Master                           companies) from 1998 through
Investment Trust only)                                   April 2001.
William H. Grigg                 Indefinite term;        Retired; Chairman Emeritus since             95
Age: 69                          Board Member since      July 1997, Chairman and Chief
Board Member                     1991                    Executive Officer through July
                                                         1997 -- Duke Power Co.
Thomas F. Keller                 Indefinite term;        R.J. Reynolds Industries                     95
Age: 70                          Board Member since      Professor of Business
Board Member                     1991                    Administration, Fuqua School of
                                                         Business, Duke University, since
                                                         July 1974; Dean, Fuqua School of
                                                         Business Europe, Duke University,
                                                         July 1999 through June 2001
Carl E. Mundy, Jr.               Indefinite term;        President and Chief Executive                91
Age: 66                          Board Member since      Officer -- USO from May 1996 to
Board Member                     1996                    May 2000; Commandant -- United
                                                         States Marine Corps from July
                                                         1991 to July 1995; Member, Board
                                                         of Advisors to the Comptroller
                                                         General of the United States;
                                                         Chairman, Board of Trustees,
                                                         Marine Corps University
                                                         Foundation;
Dr. Cornelius J. Pings           Indefinite term;        Retired; President, Association              91
Age: 73                          Board Member since      of American Universities through
Board Member                     1999                    June 1998.

    NAME, AGE AND POSITION
      WITH THE COMPANIES            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------------------------
INDEPENDENT BOARD MEMBERS
William P. Carmichael           Director -- Cobra Electronics
Age: 58                         Corporation (electronic equipment
Board Member (Nations           manufacturer), Opta Food
Funds Trust and Nations Master  Ingredients, Inc. (food
Investment Trust only)          ingredients manufacturer) and
                                Golden Rule Insurance Company
                                since May, 1994; Board Member,
                                Nations Funds Family (4
                                registered investment companies)
William H. Grigg                Director, The Shaw Group, Inc.;
Age: 69                         and Director and Vice Chairman,
Board Member                    Aegis Insurance Services, Ltd. (a
                                mutual fund insurance company in
                                Bermuda); Board Member, Nations
                                Funds Family (11 registered
                                investment companies)
Thomas F. Keller                Director, Wendy's International,
Age: 70                         Inc. (restaurant operating and
Board Member                    franchising); Director, Dimon,
                                Inc. (tobacco); and Director,
                                Biogen, Inc. (pharmaceutical
                                biotechnology); Board Member,
                                Nations Funds Family (11
                                registered investment companies)
Carl E. Mundy, Jr.              Director -- Shering-Plough
Age: 66                         (pharmaceuticals and health care
Board Member                    products); General Dynamics
                                Corporation (defense systems);
                                Board Member, Nations Funds
                                Family (7 registered investment
                                companies)

Dr. Cornelius J. Pings          Director, Farmers Group, Inc.
Age: 73                         (insurance company); Board
Board Member                    Member, Nations Funds Family (7
                                registered investment companies)

NATIONS FUNDS

  FUND GOVERNANCE (CONTINUED)                                   (UNAUDITED)


    NAME, AGE AND POSITION        TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
      WITH THE COMPANIES         LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
------------------------------------------------------------------------------------------------------------------
Charles B. Walker                Indefinite term;        Vice Chairman and Chief Financial            91
Age: 63                          Board Member since      Officer -- Albemarle Corporation
Board Member                     1985                    (chemical manufacturing)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III            Indefinite term;        Director, President and                      91
Age: 65                          Board Member since      Treasurer, Saunders & Benson,
Board Member                     1985                    Inc. (insurance)
James B. Sommers                 Indefinite term;        Retired                                      91
Age: 63                          Board Member since
Board Member                     1997
A. Max Walker                    Indefinite term;        Independent Financial Consultant             95
Age: 80                          Board Member since
President, Chairman of the       inception
Boards and Board Member
Thomas S. Word, Jr.              Indefinite term;        Partner -- McGuire, Woods, Battle            91
Age: 63                          Board Member since      & Boothe LLP (law firm)
Board Member                     1985
OTHER OFFICERS
Richard H. Blank, Jr.            Indefinite term;        Senior Vice President since 1998,            N/A
Age: 44                          Secretary since 1993    and Vice President from 1994 to
Stephens Inc.                    and Treasurer since     1998 -- Mutual Fund Services,
111 Center Street                1998                    Stephens Inc.; Secretary since
Little Rock, AR 72201                                    September 1993 and Treasurer
Secretary and Treasurer                                  since November 1998 -- Nations
                                                         Funds Family (7 other registered
                                                         investment companies)

    NAME, AGE AND POSITION
      WITH THE COMPANIES            OTHER DIRECTORSHIPS HELD
------------------------------  ---------------------------------
Charles B. Walker               Director -- Ethyl Corporation
Age: 63                         (chemical manufacturing); Board
Board Member                    Member, Nations Funds Family (7
                                registered investment companies)
INTERESTED BOARD MEMBERS(1)
Edmund L. Benson, III           Director, Insurance Managers Inc.
Age: 65                         (insurance); Board Member,
Board Member                    Nations Funds Family (7
                                registered investment companies)
James B. Sommers                Chairman -- Central Piedmont
Age: 63                         Community College Foundation;
Board Member                    Director, Board of Commissioners,
                                Charlotte/Mecklenberg Hospital
                                Authority; Trustee, Central
                                Piedmont Community College, Mint
                                Museum of Art; Board Member,
                                Nations Funds Family (7
                                registered investment companies)
A. Max Walker                   President, Chairman and Board
Age: 80                         Member, Nations Funds Family (7
President, Chairman of the      registered investment companies)
Boards and Board Member         Chairman and Board Member,
                                Nations Funds Family (4
                                registered investment companies)
Thomas S. Word, Jr.             Director -- Vaughan-Bassett
Age: 63                         Furniture Company, Inc.
Board Member                    (furniture); Board Member,
                                Nations Funds Family (7
                                registered investment companies)
OTHER OFFICERS
Richard H. Blank, Jr.           N/A
Age: 44
Stephens Inc.
111 Center Street
Little Rock, AR 72201
Secretary and Treasurer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BA Advisors. Mr. Sommers own securities of Bank of America Corporation, the parent holding company of BA Advisors. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates. Mr. A. Max Walker is an Interested Board Member by virtue of the fact that he also serves as President of the Companies.

More information about the Board Members is available in the Statement of Additional Information, which is available at no charge from Nations Funds.

THE NATIONS FUNDS FAMILY OF FUNDS


Within each category, the funds
are listed from aggressive to
conservative.

Lower risk/reward potential


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTIES
Nations Financial Services Fund
Nations Convertible Securities Fund

MONEY MARKET FUNDS

Nations Prime Fund(1)
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund(2)
Nations Government Reserves
Nations Treasury Fund(3)
Nations Treasury Reserves
Nations Tax Exempt Fund(4)
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, MD, NC, SC, TN, TX, VA)(5)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


STOCK FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth & Income Fund(6)
Nations Aggressive Growth Fund(7)
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Blue Chip Fund(8)
Nations Asset Allocation Fund
Nations Equity Income Fund(9)

VALUE FUNDS
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund
Nations Classic Value Fund

Higher reward/risk potential

INTERNATIONAL/GLOBAL FUNDS

Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

1 Effective May 10, 2002, the fund reorganized into Nations Cash Reserves.
2 Effective May 10, 2002, the fund reorganized into Nations Government Reserves. 3 Effective May 10, 2002, the fund reorganized into Nations Treasury Reserves.
4 Effective May 10, 2002, the fund reorganized into Nations Tax-Exempt Reserves. 5 Effective May 10, 2002, these funds, excluding CA and FL, reorganized into a corresponding intermediate municipal bond fund of the same state which has substantially similar investment objectives and principal investment strategies.
6 Effective May 10, 2002, the fund's name changed to Nations Marsico Growth Fund which better reflects the fund's investment objective and strategies.
7 Effective May 10, 2002, the fund reorganized into Nations Capital Growth Fund. 8 Effective May 10, 2002, the fund reorganized into Nations Strategic Growth
  Fund.
9 Effective May 10, 2002, the fund reorganized into Nations Convertible
  Securities Fund.



FIXEDAR
220635 (04/02)